                                       OPPENHEIMER EMERGING TECHNOLOGIES FUND
                                     Supplement dated December 23, 2003 to the
                                        Prospectus dated December 23, 2003

The Prospectus is changed as follows:

     1. The "Shareholder  Fees" table and accompanying  footnotes on page 10 are deleted and replaced with the following:

Shareholder   Fees   (charges   paid   directly   from  your   investment):

                        Class A     Class B     Class C  Class N   Class Y Shares
                        Shares      Shares      Shares   Shares

Maximum  Sales Charge     5.75%        None      None     None       None
on purchases (as % of
offering price)

Maximum Deferred Sales
Charge (Load) (as % of
the lower of the original
offering  proceeds)      None1        5% 2       1% 3    1% 4           None

Redemption Fee
(as a percentage of total
redemption proceeds)5     2.00%       2.00%      2.00%    2.00%        2.00%

1. A contingent deferred sales charge may apply to redemptions of investments of
$1 million or more  ($500,000 for certain  retirement  plan accounts) of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase.  The contingent deferred sales charge  declines to 1% in the sixth year and is eliminated  after that.

3. Applies to shares redeemed within 12 months of purchase.

4.  Applies to shares  redeemed  within 18 months of a  retirement  plan's first purchase of Class N shares.

5. Effective  March 15, 2004, the redemption fee applies to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund)  within  30 days of  their  purchase.  See "How to Sell  Shares"  for more information on when the redemption fee will apply.

2. The  following  is added to the section in "About Your  Account - How to Sell
Shares" on page 27 before the sub-section  entitled  "Certain Requests Require a
Signature Guarantee.":

     Redemtion Fee.  Effective March 15, 2004, the Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed  (either by selling or  exchanging  to another  Oppenheimer fund) within 30 days of their purchase.  The redemption fee is paid to the Fund, and is intended to offset the trading costs,  market impact and other costs  associated  with  short-term  money movements in and out of the
Fund.  The  redemption  fee is imposed to the extent that Fund  shares  redeemed exceed Fund shares that have been held more than 30 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether to apply the redemption fee.

The redemption fee is not imposed on shares:

o held in certain omnibus accounts,  including  retirement plans qualified under
Sections  401(a) or 401(k)  of the  Internal  Revenue  Code,  Section  403(b)(7)
custodial plan accounts, or plans administered as college savings programs under
Section 529 of the Internal Revenue Code,
o  redeemed  under   automatic   withdrawal   plans  or  pursuant  to  automatic
re-balancing in OppenheimerFunds Portfolio Builder accounts,
o redeemed due to death or disability of the shareholder, or
o redeemed from accounts for which the dealer,  broker or financial  institution of record has entered into an agreement with the Distributor for this purpose.

3. The  following  bullet is added at the end of the  section  titled "ARE THERE
LIMITATIONS ON EXCHANGES?" on page 30:

o Effective  March 15, 2004,  the Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. Further details are set forth above.

December 23, 2003                                      PS0765.017

Oppenheimer
Emerging Technologies Fund

  Prospectus dated December 23, 2003

Oppenheimer  Emerging  Technologies  Fund is a mutual fund that seeks  long-term capital appreciation to make your investment grow. It emphasizes  investments in common  stocks of U.S.  and foreign  companies  expected to benefit in the long-
term from emerging technologies.  This Prospectus contains important information about the Fund's investment  objective,  its policies,  strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account  features.  Please read this Prospectus  carefully  before you invest and keep it for future reference about your account.

As with all  mutual  funds,  the  Securities  and  Exchange  Commission  has not approved or disapproved  the Fund's  securities nor has it determined  that this
Prospectus  is  accurate  or  complete.  It is a criminal  offense to  represent otherwise. 1234

CONTENTS

        ABOUT THE FUND

        The Fund's Investment Objective and Principal Investment Strategies
        Main Risks of Investing in the Fund
        The Fund's Past Performance
        Fees and Expenses of the Fund
        About the Fund's Investments
        How the Fund is Managed

        ABOUT YOUR ACCOUNT

        How to Buy Shares
        Class A Shares
        Class B Shares
        Class C Shares
        Class N Shares
        Class Y Shares

        Special Investor Services
        AccountLink
        PhoneLink
        OppenheimerFunds Internet Website
        Retirement Plans
        How to Sell Shares
        By Mail
        By Telephone

        How to Exchange Shares
        Shareholder Account Rules and Policies
        Dividends, Capital Gains and Taxes
        Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE  FUND'S  INVESTMENT  OBJECTIVE?  The Fund  seeks  long-term  capital appreciation.

WHAT DOES THE FUND  MAINLY  INVEST  IN?  The Fund  invests  mainly in the common stocks of U.S.  and foreign  technology  companies  believed  by the  investment adviser,  OppenheimerFunds,  Inc.  (the  "Manager") to have  significant  growth potential.  The Fund invests in companies  without  regard to a specific  market capitalization  range. Under normal market  conditions,  the Fund will invest at least 80% of its net assets  (including  borrowings for investment  purposes) in common stocks that the Manager  believes will benefit from emerging  technology.
The Fund considers an emerging  technology to be new technology or a significant improvement  or  enhancement  of existing  technology.  For these  purposes,  an emerging  technology  company is defined as a company  using,  producing  and/or developing emerging technology products, processes and/or services. The Fund may invest a significant  amount of its assets in initial public offerings (IPOs) of certain  emerging  technology  companies.  The Fund may  invest up to 15% of its assets in private  placement  or illiquid  securities.  The Fund  broadened  its initial focus beyond bandwith-related  telecommunications companies to include a wider variety of emerging technology  companies,  ranging from computer hardware and  software to medical and  consumer-related  technology.  The Fund's  current focus includes companies involved in:

o        digital consumer appliances
o        computer upgrades
o        defense-related electronics
o        enterprise and internet system security
o        medical technology
o        biotechnology drug development
o        wireless phone equipment

     The types of  companies  the Manager  considers  to be emerging  technology companies  can be  expected to change over time as  developments  in  technology occur.

HOW DOES THE  PORTFOLIO  MANAGER  DECIDE  WHAT  SECURITIES  TO BUY OR SELL?  The
portfolio  manager uses fundamental  analysis,  relying on internal and external research and analysis,  to look for potentially  high-growth emerging technology companies.  A growth  company or stock is one that is expected by the  portfolio manager to experience rapid growth from strong sales,  strong  management and/or dominant  market  positions.  The  portfolio  manager  may  consider a company's financial  statements,  interviews with management or an analysis of a company's operations and product developments. He may also evaluate research on particular industries, market trends and general economic conditions. The portfolio manager focuses on factors that may vary in particular  cases and over time.  Currently, he looks for:
o Companies  with a track  record of strong  revenue;
o Companies
with potentially  strong revenue and earnings growth;
o Companies  in their  early  growth  phase  having the  potential  to be market leaders; and/or
o Established  companies that are  well-positioned to take advantage of advances in the technology and related sectors.

     The portfolio manager employs a disciplined approach in deciding whether to sell particular portfolio  securities.  This approach may change over time. If a particular  stock exhibits a material  decrease in revenue and earnings  growth, she will  consider  selling  the stock.  In  addition,  if the  reason  that the portfolio  manager  originally  purchased  the  stock  of a  particular  company materially changes,  then she may also decide to sell the stock. The Fund is not required to dispose of the securities of companies that are no longer considered emerging technology companies after they have been purchased.

WHO IS THE  FUND  DESIGNED  FOR?  The Fund is  designed  for  investors  seeking long-term capital appreciation.  Those investors should be willing to assume the greater  risks of share price  fluctuations  that are typical for an  aggressive growth fund focusing on the stocks of emerging technology  companies.  Since the
Fund does not seek  income and the income  from its  investments  will likely be small, it is not designed for investors  needing current income.  Because of its focus on long-term capital  appreciation,  the Fund may be appropriate for those investors with a longer  investment  time horizon,  and may be appropriate for a portion of a retirement  plan  investment.  However,  the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have some degree of risk. The Fund's  investments are subject to changes  in their  value from a number of  factors  some of which are  described below. There is also the risk that poor security selection by the Fund's Manager will cause the Fund to underperform other funds having a similar objective.

     The risks  described  above  collectively  form the  expected  overall risk profile  of the Fund and can affect  the value of the  Fund's  investments,  its investment  performance  and its prices per share.  Particular  investments  and investment  strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less  than  what you paid for  them.  There is no  assurance  that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS.  Because the Fund invests primarily in stocks, the value of the Fund's  portfolio will be affected by changes in the stock markets.
Market  risk will  affect  the Fund's  net asset  values  per share,  which will fluctuate as the values of the Fund's  portfolio  securities  change.  Prices of individual stocks do not all move in the same direction uniformly or at the same time.  Different  stock  markets  may also behave  differently  from each other.
Securities  in the Fund's  portfolio may not increase as much as the market as a whole.  Some securities may not be actively  traded,  and therefore,  may not be readily  bought or sold.  Although at times some of the Fund's  investments  may appreciate in value rapidly, investors should not expect that most of the Fund's investments will appreciate rapidly.

     Other factors can affect a particular  stock's price, such as poor earnings reports by the issuer,  loss of major customers,  major  litigation  against the issuer,  or  changes  in  government  regulations  affecting  the  issuer or its industry.

Risks of Growth Stocks.  Growth stocks may at times be favored by the market and at other  times may be out of favor.  Stocks of growth  companies,  particularly newer companies,  may offer  opportunities for greater capital  appreciation but may be more volatile than stocks of larger,  more established  companies.  These stocks may also have greater risk of price volatility if the company's  earnings growth or stock price fails to increase as expected.

INDUSTRY  AND SECTOR  FOCUS.  At times the Fund may also  increase  the relative emphasis of its investments in a particular  technology  industry or sector. The prices of stocks of issuers  in a  particular  industry  or sector may go up and down in  response  to changes in economic  conditions,  government  regulations, availability  of basic  resources or supplies,  or other events that affect that industry  or  sector  more or less  than  others.  To the  extent  that the Fund increases the relative  emphasis of its investments in a particular  industry or sector, its share values may fluctuate to a greater degree in response to events affecting that industry or sector.

RISKS OF INVESTING IN  TECHNOLOGY  COMPANIES.  The value of the Fund's shares is particularly vulnerable to risks affecting technology companies and/or companies having  investments in technology.  The technology  sector  historically has had greater stock price fluctuation as compared to the general market.  For example, the Manager believes that in recent years unrealistically high investor optimism about some technology stocks,  particularly Internet and communications  stocks, has resulted in  significant  price  increases  of those stocks  relative to the earnings  of the issuer,  with little or no  fundamental  economic  basis.  This factor makes those stocks subject to even greater risks of loss.

By focusing on the  technology  sector of the stock  market  rather than a broad spectrum of companies,  the Fund's share price will be particularly sensitive to market and economic  events that affect those  technology  companies.  The stock prices  of  technology  companies  during  the past few years  have been  highly volatile, largely due to the rapid pace of product change and development within this sector.  This phenomenon may also result in future stock price  volatility.
In addition,  technologies  that are  dependent  on consumer  demand may be more sensitive  to  changes  in  consumer  spending  patterns.  Technology  companies focusing on the information and  telecommunications  sectors may also be subject to international, federal and state regulations and may be adversely affected by changes in those regulations.

SPECIAL  RISKS OF  MID-SIZE  AND  SMALL-CAP  STOCKS.  The Fund may invest in the stocks of mid-size and smaller capitalization  companies.  While these companies may offer  greater  opportunities  for capital  appreciation  than larger,  more established  companies,  they involve  substantially  greater  risks of loss and price fluctuations. Mid-size and small capitalization companies may have limited product  lines or  markets  for their  products,  limited  access  to  financial resources  and less depth in  management  skill than  larger,  more  established companies.  Their stocks may be less liquid than those of larger  issuers.  That means the Fund could have greater  difficulty selling stocks of those issuers at an acceptable price, especially during periods of market volatility. That factor increases the potential for losses to the Fund.  Also, it may take a substantial period of time  before  the Fund  realizes a gain on an  investment  in a mid or small capitalization company, if it realizes any gain at all.

RISK OF NON-DIVERSIFICATION.  The Fund is "non-diversified" under the Investment
Company Act of 1940.  That means that the Fund can invest in the securities of a single issuer  without  limit.  This policy gives the Fund more  flexibility  to invest in equity  securities and other  securities of a single issuer than if it
were  a  "diversified"  fund.  However,   the  Fund  intends  to  diversify  its
investments  so that it will qualify as a "regulated  investment  company" under the Internal  Revenue Code  (although it reserves the right not to qualify).  To meet this  requirement,  with  respect  to 50% of its total  assets the Fund may invest up to 25% of its total  assets in the  securities  of any issuer.  To the extent  the Fund  invests a  relatively  high  percentage  of its  assets in the securities  of a single  issuer or a  limited  number  of  issuers,  the Fund is subject to additional risk of loss if those securities lose market value.

SPECIAL RISKS OF INITIAL PUBLIC OFFERINGS  (IPOs).  The Fund has no limit on the amount of its assets  that can be invested in IPOs.  By  definition,  securities issued  in IPOs have not  traded  publicly  until  the time of their  offerings.
Special risks  associated  with IPOs may include,  among  others,  the fact that there may be only a limited number of shares  available for trading,  the market for  those  securities  may be  unseasoned,  and the  issuer  may have a limited operating history. These factors may contribute to price volatility. The limited number  of  shares  available  for  trading  in some  IPOs may also make it more difficult for the Fund to buy or sell  significant  amounts of shares without an unfavorable impact on prevailing prices. In addition,  some companies  initially offering  their shares  publicly are involved in  relatively  new  industries or lines of business, which may not be widely understood by investors.  Some of the companies  involved in new  industries  may be regarded as  developmental  stage companies,  without revenues or operating income, or the near-term  prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

RISKS OF  FOREIGN  INVESTING.  The Fund has no limit on the amount of its assets that can be invested  in foreign  securities.  While  foreign  securities  offer special  investment  opportunities,  there are also special risks. The change in value of a foreign  currency  against the U.S. dollar will result in a change in the U.S.  dollar  value of  securities  denominated  in that  foreign  currency.
Foreign   issuers  are  not  subject  to  the  same  accounting  and  disclosure requirements applicable to U.S. companies.  The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in  governmental  economic  or monetary  policy in the U.S. or abroad,  or other political and economic factors.  Securities in  underdeveloped  countries may be more difficult to sell and their prices may be more volatile.

HOW  RISKY  IS  THE  FUND  OVERALL?  Technology  stocks  can be  very  volatile.
Accordingly,  the price of the Fund's  shares can go up and down  substantially.
The Fund generally will not use income-oriented  investments to help cushion the
Fund's  total  return  from  changes in stock  prices.  In the  OppenheimerFunds complex,  the Fund is  considered  an  aggressive  fund,  designed for investors willing to assume greater risks in the search for potentially higher returns. It is considered  likely to be subject to greater  fluctuations in its share prices than  funds that are  diversified  and/or  less  specialized  in the  technology sector, or funds that focus on both stocks and bonds.

-------------------------------------------------------------------------------------------------------------------

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.
-------------------------------------------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of  investing in the
Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full  calendar  years  since the  Fund's  inception  and by showing how the average annual total returns of the Fund's  shares,  both before and after taxes,  compare to those of a broad-based market index and a secondary index. The after-tax returns for the other classes of shares will vary.

     The after-tax  returns are shown for Class A shares only and are calculated using the historical  highest  individual  federal  marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  In  certain  cases,  the  figure  representing  "Return  After  Taxes on
Distributions  and Sale of Fund  Shares"  may be higher  than the  other  return figures for the same period.  A higher  after-tax  return results when a capital loss occurs upon  redemption and  translates  into an assumed tax deduction that benefits the shareholder.  The after-tax returns are calculated based on certain assumptions  mandated by regulation and your actual after-tax returns may differ from those shown,  depending on your  individual  tax  situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares
through   tax-deferred   arrangements  such  as  401(k)  plans  or  IRAs  or  to
institutional   investors  not  subject  to  tax.  The  Fund's  past  investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See  appendix to  prospectus  for data in bar chart  showing  the annual  total return]

Sales charges and taxes are not included in the  calculations  of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.  For the period from 1/1/03  through  9/30/03,  the cumulative return (not annualized)  before taxes for Class A shares was 51.60%.  During the period shown in the bar chart, the highest return (not annualized)  before taxes for a calendar  quarter  was 20.51%  (4th Qtr '02) and the  lowest  return  (not annualized) before taxes for a calendar quarter was -38.55% (3rd Qtr '01).

-------------------------------------------- --------------------------------- ---------------------------------

Average Annual Total Returns                              1 year                           5 years
for the period ended December 31, 2002                                            (or life of class if less)

-------------------------------------------- --------------------------------- ---------------------------------
Class A Shares (inception 4/25/00)

Return Before Taxes                                      -53.98%                           -47.51%
Return After Taxes on Distributions                      -53.98%                           -47.52%
Return After Taxes on Distributions and
Sale of Fund Shares                                      -32.87%                           -32.96%

-------------------------------------------- --------------------------------- ---------------------------------
-------------------------------------------- --------------------------------- ---------------------------------

S&P 500 Index1: (reflects no deduction for               -22.09%                           -15.96%
fees, expenses or taxes)

-------------------------------------------- --------------------------------- ---------------------------------

Lipper Science & Technology Fund
Index1: (reflects no deduction for sales
charges or taxes)                                        -41.38%                           -40.72%

-------------------------------------------- --------------------------------- ---------------------------------

Class B Shares (inception 4/25/00)                       -54.12%                           -47.39%

-------------------------------------------- --------------------------------- ---------------------------------
-------------------------------------------- --------------------------------- ---------------------------------

Class C shares (inception 4/25/00)                       -52.19%                           -46.79%

-------------------------------------------- --------------------------------- ---------------------------------
-------------------------------------------- --------------------------------- ---------------------------------

Class N shares (inception 3/1/01)                        -51.79%                           -49.70%2

-------------------------------------------- --------------------------------- ---------------------------------
-------------------------------------------- --------------------------------- ---------------------------------

Class Y Shares (inception 4/25/00)                       -50.90%                           -45.99%

-------------------------------------------- --------------------------------- ---------------------------------
1.       From 4/30/00.

2. The Fund's average annual total returns include applicable sales charges: for
Class A, the current  maximum  initial  sales charge of 5.75%;  for Class B, the contingent  deferred sales charge of 5% (1-year) and 3% (life of class); and for
Class C and Class N, the 1%  contingent  deferred  sales  charge  for the 1-year period.  There  is no  sales  charge  for  Class  Y.  The  returns  measure  the performance of a hypothetical  account and assume that all dividends and capital gains  distributions  have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the S&P 500 Index,  an unmanaged index of equity  securities.  The Index  performance  includes  reinvestment  of income but does not reflect  transaction  costs,  fees,  expenses or taxes.  The
Fund's  investments  may vary from those in the index.  The  performance  of the
Fund's  shares is also  compared to the Lipper  Science  &  Technology  Fund
Index,  an  unmanaged  index of  technology  funds.  The Lipper  index  includes reinvestment of distributions but does not reflect sales charges.

Fees and Expenses of the Fund

The following  tables are provided to help you  understand the fees and expenses you may pay if you buy and hold  shares of the Fund.  The Fund pays a variety of expenses directly for management of its assets, administration,  distribution of its shares and other  services.  Those expenses are  subtracted  from the Fund's assets to  calculate  the Fund's net asset  values per share.  All  shareholders therefore pay those  expenses  indirectly.  Shareholders  pay other  transaction expenses  directly,  such as sales  charges.  The numbers below are based on the
Fund's expenses during its fiscal year ended October 31, 2003.

  ------------------------------------------ ------------ -------------- ------------- ------------ ------------ ----

  Shareholder Fees (charges paid directly
  from your investment):

  ------------------------------------------ ------------ -------------- ------------- ------------ ------------ ----
---------------------------------------------- -------------- ------------ ------------- -------------- -------------

                                                  Class A       Class B      Class C        Class N       Class Y
                                                  Shares        Shares        Shares        Shares         Shares

---------------------------------------------- -------------- ------------ ------------- -------------- -------------
---------------------------------------------- -------------- ------------ ------------- -------------- -------------

Maximum Sales Charge (Load) on purchases (as       5.75%         None          None          None           None
% of offering price)

---------------------------------------------- -------------- ------------ ------------- -------------- -------------
---------------------------------------------- -------------- ------------ ------------- -------------- -------------

Maximum Deferred Sales Charge (Load) (as %
of the lower of the original offering price        None1          5%2          1%3            1%4           None
or redemption proceeds)

---------------------------------------------- -------------- ------------ ------------- -------------- -------------

---------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

---------------------------------------------------------------------------------------------------------------------
--------------------------------------------- ------------- ------------- -------------- ---------------- -----------

                                                Class A       Class B        Class C     Class N Shares   Class Y
                                                 Shares        Shares        Shares                         Shares

--------------------------------------------- ------------- ------------- -------------- ---------------- -----------
--------------------------------------------- ------------- ------------- -------------- ---------------- -----------
Management Fees                                  1.00%         1.00%          1.00%           1.00%         1.00%
--------------------------------------------- ------------- ------------- -------------- ---------------- -----------
--------------------------------------------- ------------- ------------- -------------- ---------------- -----------

Distribution and/or Service (12b-1) Fees         0.24%         1.00%          1.00%           0.50%          None

--------------------------------------------- ------------- ------------- -------------- ---------------- -----------
--------------------------------------------- ------------- ------------- -------------- ---------------- -----------

Other Expenses                                   1.46%         1.82%          1.40%           0.80%         0.26%

--------------------------------------------- ------------- ------------- -------------- ---------------- -----------
--------------------------------------------- ------------- ------------- -------------- ---------------- -----------

Total Annual Operating Expenses                  2.70%         3.82%          3.40%           2.30%         1.26%

--------------------------------------------- ------------- ------------- -------------- ---------------- -----------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other
Expenses" in the table are based on, among other things, the fees the Fund would have  paid if the  transfer  agent had not  waived a portion  of its fee under a voluntary  undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes.  That  undertaking may be amended or withdrawn at any time. After the waiver,  the actual "Other Expenses" and "Total
Annual Operating Expenses" as percentages of average daily net assets were 0.47%
and 1.71% for Class A, 0.42% and 2.42% for Class B, 0.48% and 2.48% for Class C,
0.60% and 2.10% for Class N shares and 0.26% and 1.26%, respectively,  for Class
Y shares.

A contingent deferred sales charge may apply to redemptions of investments of $1 million or more  ($500,000  for certain  retirement  plan  accounts)  of Class A shares. See "How to Buy Shares" for details.

     Applies  to  redemptions  in first  year  after  purchase.  The  contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3.       Applies to shares redeemed within 12 months of purchase.

     4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

     EXAMPLES.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual  funds.
     The  examples  assume  that you invest  $10,000 in a class of shares of the
     Fund for the  time  periods  indicated  and  reinvest  your  dividends  and distributions.

     The first example  assumes that you redeem all of your shares at the end of those  periods.  The second  example  assumes  that you keep your  shares.  Both examples also assume that your investment has a 5% return each year and that the class's  operating  expenses remain the same. Your actual costs may be higher or lower because  expenses  will vary over time.  Based on these  assumptions  your expenses would be as follows:

---------------------------------- --------------------- -------------------- ------------------- -------------------
     If shares are redeemed:              1 Year               3 Years             5 Years             10 Years
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class A Shares                             $832                $1,365               $1,923              $3,432

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class B Shares                             $884                $1,466               $2,167             $3,5881

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class C Shares                             $443                $1,045               $1,769              $3,685

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class N Shares                             $333                 $718                $1,230              $2,636

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class Y Shares                             $128                 $400                 $692               $1,523

---------------------------------- --------------------- -------------------- ------------------- -------------------

---------------------------------- --------------------- -------------------- ------------------- -------------------
If shares are not redeemed:               1 Year               3 Years             5 Years             10 Years
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class A Shares                             $832                $1,365               $1,923              $3,432

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class B Shares                             $384                $1,166               $1,967             $3,5881

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class C Shares                             $343                $1,045               $1,769              $3,685

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class N Shares                             $233                 $718                $1,230              $2,636

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class Y Shares                             $128                 $400                 $692               $1,523

---------------------------------- --------------------- -------------------- ------------------- -------------------

     In the first example, expenses include the initial sales charge for Class A and the applicable  Class B, Class C and Class N contingent  deferred sales charges.  In the second  example,  the Class A expenses  include  the sales charge, but Class B, Class C and Class N expenses do not include contingent deferred sales charges. There is no sales charge on Class Y shares.

     1.  Class B  expenses  for years 7 through 10 are based on Class A expenses since  Class B shares  automatically  convert  to Class A shares  72 months after purchase.

About the Fund's Investments

     THE FUND'S PRINCIPAL  INVESTMENT  POLICIES AND RISKS. The allocation of the
     Fund's portfolio among different investments will vary over time based upon the  Manager's  evaluation  of  economic  and  market  trends.  The  Fund's
     portfolio   might  not  always  include  all  of  the  different  types  of investments  described in this  Prospectus.  The  Statement  of  Additional
     Information  contains more detailed information about the Fund's investment policies and risks.

     The  Manager  tries to reduce  risks by  carefully  researching  securities before they are purchased,  and in some cases by using hedging  techniques.  The
Fund  attempts  to reduce  its  exposure  to market  risks by  diversifying  its investments,  that is, by not holding a  substantial  percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one  company.  Also,  the Fund  does not  concentrate  25% or more of its investments in companies in any one industry.

     The Fund's  portfolio will be invested  mainly in common stocks of emerging technology  companies  believed  by  the  Manager  to  have  significant  growth potential as a result of their production,  development and/or use of technology products,  processes  and/or  services.  The Fund's  portfolio  might not always include all of the different types of investments described below. The Statement of Additional  Information  contains more detailed  information about the Fund's investment policies and risks.

     Stock  Investments.  The Fund will  emphasize  investments in common stocks that  the  Manager  believes  have  growth  potential.  They  may be  newer companies  or more  established  companies  entering a growth  cycle.  Some growth  companies  tend to  retain  a  large  part of  their  earnings  for research,  development or investment in capital assets.  Therefore, they do not  emphasize  paying  dividends,  and may not pay any  dividends for some time.  Other stocks are considered  "growth"  stocks because the company is experiencing growth in earnings or income. They are selected for the Fund's portfolio because the Manager believes the price of the stock will increase over time.

     Technology Companies. The Fund expects to primarily invest in the stocks of emerging  technology  companies.  These  companies  can range  from  small, newly-established companies to large, established corporations. Because the
     Fund  emphasizes  investment in technology,  its share price is expected to fluctuate in response to events  affecting  that market  segment.  The Fund will not  concentrate 25% or more of its total assets in investments in any one  industry.  However,  the Fund may hold a  significant  portion  of its assets  in  industries  such  as:  aerospace/defense;  broadcasting;  cable television; communications equipment; computer hardware; computer software;
     electronics;   health  care/supplies  and  services;   pharmaceuticals/drug
     development; information technologies; telecommunication; and wireless.

     Small  Capitalization  Stock Investments.  The Fund may, from time to time, invest  a  substantial  portion  of  its  assets  in  small  capitalization companies,  including  those that have been in  operation  for a relatively short period.  Small-cap companies tend to be companies that are developing new  products  or  services  that  the  Manager  believes  have  relatively favorable  prospects,  or that are expanding into new and growing  markets.
     Emerging  growth  companies  may offer new products or services  that might enable them to capture a dominant or important  market  position.  They may have a special  area of expertise or the  capability  to take  advantage of changes in demographic  factors in a more profitable way than larger,  more established companies.

     While smaller capitalization companies may have potential for rapid growth, they often are subject to higher  risks  because  they lack the  managerial experience,  financial resources,  product  diversification and competitive strengths of larger,  more  established  companies.  In  addition,  in many instances,  the securities of smaller companies are traded over-the-counter or on a regional  securities  exchange,  where the  frequency and volume of trading is  substantially  less than is typical  for  securities  of larger
     companies  traded  on  national  securities   exchanges.   Therefore,   the
     securities of smaller companies may be subject to wider price  fluctuations and may be less liquid.  If the Fund were to try to sell large positions in small-cap  stocks,  it might  have to sell them at  discounts  from  quoted prices  or might  have to make a series  of small  sales  over an  extended period of time that might result in less  favorable  prices than in a block sale.  Investing in Initial Public Offerings (IPOs).  The Fund may purchase shares in IPOs.  The Manager  generally  allocates IPO purchases  among the various funds that it advises,  for which that IPO is a suitable investment and one that  the  Fund  wants to  acquire.  Due to the  potentially  small relative amount of an IPO allocation  available to the Fund, the Fund might not be able to purchase as many shares of an IPO as it requests. Because of the  volatility of IPO shares,  the Fund might hold these shares for only a very short time.  This could increase the turnover of the Fund's  portfolio and increase its expenses.

     Other Equity  Securities.  While the Fund emphasizes  investments in common stocks,  it can also buy preferred  stocks and securities  convertible into common  stock.  These  securities  can be issued  by  domestic  or  foreign companies.  The Manager considers some convertible securities to be "equity equivalents"  because  of the  conversion  feature  and in that case  their credit rating has less impact on the  investment  decision than in the case of other debt securities.

     Convertible   securities   are  rated  by  nationally   recognized   rating
     organizations  such as Moody's  Investors  Service or are given  comparable ratings by the Manager.  "Investment  grade" securities are debt securities in the four highest ratings categories of ratings  organizations or unrated securities  assigned  a  comparable  rating by the  Manager.  Lower-  grade securities may be subject to greater market  fluctuations and risks of loss of  income  and  principal  and have less  liquidity  than  investments  in investment-grade  securities.  Debt  securities  are subject to credit risk
     (the risk that the issuer  will not make timely  payments  of interest  and principal)  and interest rate risk (the risk that the value of the security will fall if interest rates rise).

     Portfolio Turnover.  The Fund can engage in short-term trading while trying to achieve its objective,  and will likely have a high  portfolio  turnover rate.  Portfolio turnover affects brokerage costs the Fund pays.  Increased portfolio  turnover creates higher brokerage and transaction  costs for the
     Fund (and may reduce performance).  If the Fund realizes capital gains when it sells its portfolio investments,  it must ultimately pay those gains out to  shareholders,  increasing  their taxable  distributions.  The Financial
     Highlights  table at the end on this Prospectus  shows the Fund's portfolio turnover rates during prior fiscal years.

     Can the Fund's Investment  Objective and Policies Change?  The Fund's Board
     of  Trustees  can  change   non-fundamental   investment  policies  without
     shareholder  approval,  although  significant  changes will be described in amendments  to this  Prospectus.  Fundamental  policies  cannot be  changed without the approval of a majority of the Fund's outstanding voting shares.
     The Fund's investment  objective is a fundamental policy.  Other investment restrictions  that are fundamental  policies are listed in the Statement of
     Additional Information. An investment policy is not fundamental unless this
     Prospectus or the Statement of Additional Information says that it is.

     OTHER  INVESTMENT  STRATEGIES To seek its objective,  the Fund may also use the investment  techniques and strategies  described  below. The Fund might not always use all of them. These techniques have risks,  although some are designed to help reduce  overall  investment or market risks.  Investing in
     Special  Situations.  At times the Fund might invest in companies to try to benefit from what the Manager perceives to be special situations. These may be mergers,  reorganizations  or other unusual events  expected to affect a particular issuer.  However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the security.
     The Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

     Illiquid and Restricted  Securities.  Investments  may be illiquid  because they do not have an active  trading  market,  making it  difficult to value them or  dispose  of  them  promptly  at an  acceptable  price.  Restricted securities may have terms that limit their resale to other investors or may require  registration  under applicable  securities laws before they may be sold publicly.  The Fund will not invest more than 15% of its net assets in illiquid or restricted  securities.  Certain restricted securities that are eligible  for  resale  to  qualified  institutional  purchasers  may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing  basis to determine  whether to sell any holdings to maintain adequate liquidity.

     Derivative Investments.  The Fund can invest in a number of different kinds of "derivative"  investments.  In general terms, a derivative investment is an  investment  contract  whose value  depends on (or is derived  from) the value of an  underlying  asset,  interest  rate or index.  In the  broadest sense, options,  futures contracts,  and other hedging instruments the Fund might  use may be  considered  "derivative"  investments.  Derivatives  may increase the  volatility  of the Fund's  share  prices or cause  investment losses.

     Hedging. The Fund can buy and sell certain kinds of futures contracts,  put and call  options,  and  forward  contracts.  These are all  referred to as
     "hedging  instruments."  The Fund does not intend to use these  instruments extensively  or for  speculative  purposes.  It has  limits  on its  use of hedging  instruments  and is  not  required  to use  them  in  seeking  its investment  objective.  Some of these  strategies  would  hedge the  Fund's portfolio against price  fluctuations.  Other hedging  strategies,  such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

     There are also special  risks in  particular  hedging  strategies.  Options trading  involves  the  payment  of  premiums  and can  increase  portfolio turnover.  If the Manager  used a hedging  instrument  at the wrong time or judged market conditions incorrectly, the hedge might fail and the strategy could reduce the Fund's return.

     Temporary  Defensive  and  Interim  Investments.  In times of  unstable  or adverse  market or economic  conditions,  the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash
     equivalents  (such  as  commercial   paper),   money  market   instruments,
     short-term  debt  securities,  U.S.  government  securities,  or repurchase agreements.  The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated  redemptions of Fund shares.  To the extent the Fund
     invests  defensively  in  these  securities,   it  might  not  achieve  its
     investment objective of capital appreciation.

How the Fund Is Managed

     THE  MANAGER The Manager  chooses  the Fund's  investments  and handles its day-to-day  business.  The Manager  carries out its duties,  subject to the policies  established by the Fund's Board of Trustees,  under an investment
     advisory  agreement  that  states  the  Manager's   responsibilities.   The
     agreement  sets the fees the Fund pays to the  Manager  and  describes  the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has been an investment  advisor since 1960. The Manager and its subsidiaries and controlled  affiliates managed more than $135 billion in assets as of September 30, 2003,  including  other  Oppenheimer  funds with more than 7 million  shareholder  accounts.  The  Manager is located at Two World  Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

     Portfolio Manager.  The portfolio manager of the Fund is Laura Granger. She is the person  primarily  responsible for the day-to-day  management of the
     Fund's  portfolio.  Ms.  Granger has been a Vice  President  of the Manager since October 2000. She is also a portfolio manager of another  Oppenheimer fund.  She was formerly a portfolio  manager at Fortis  Advisors  from July
     1998 to October 2000.

     Advisory Fees.  Under the investment  advisory  agreement that takes effect
     January 1, 2004, the Fund pays the Manager an advisory fee that declines as the Fund's assets grow:  1.00% of the first $200 million of average  annual net assets; 0.95% of the next $200 million; 0.90% of the next $200 million;
     and 0.85% of average  net  assets  over $600  million.  Prior to January 1,
     2004,  the Fund pays the Manager an advisory fee at an annual rate of 1.00%
     of average annual net assets (which was also the amount paid by the Fund to the Manager in its last fiscal year and the amount the Fund would have paid to the Manager under the new advisory agreement).

ABOUT your account

How to Buy Shares

     You  can  buy  shares  several  ways,  as  described   below.   The  Fund's
     Distributor,  OppenheimerFunds  Distributor,  Inc.,  may appoint  servicing agents to accept purchase (and redemption) orders. The Distributor,  in its sole  discretion,  may reject  any  purchase  order for the Fund's  shares.

     Buying Shares  Through Your Dealer.  You can buy shares through any dealer, broker  or  financial  institution  that  has a sales  agreement  with  the
     Distributor. Your dealer will place your order with the Distributor on your behalf.

Buying Shares Through the Distributor.  Complete an OppenheimerFunds New Account
Application and return it with a check payable to "OppenheimerFunds Distributor,
Inc." Mail it to P.O.  Box 5270,  Denver,  Colorado  80217.  If you don't list a dealer on the application,  the Distributor will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is  appropriate  for you.

o Paying by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the  Distributor's  Wire Department at 1.800.225.5677 to notify the
Distributor of the wire and to receive further instructions.

o Buying Shares Through OppenheimerFunds  AccountLink. With AccountLink, you pay
for shares by electronic  funds  transfers  from your bank  account.  Shares are purchased for your account by a transfer of money from your bank account through the Automated  Clearing House (ACH) system.  You can provide those  instructions automatically,  under an Asset Builder Plan,  described  below,  or by telephone instructions  using  OppenheimerFunds  PhoneLink,  also described below.  Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically  each  month  from  your  account  at a bank  or  other  financial institution  under an Asset  Builder Plan with  AccountLink.  Details are in the
Asset Builder Application and the Statement of Additional Information.

     WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares  with a minimum  initial  investment  of $1,000 and make  additional investments at any time with as little as $50.  There are reduced  minimums available under the following special investment plans:

     o If you establish  one of the many types of retirement  plan accounts that
     OppenheimerFunds offers, more fully described below under "Special Investor
     Services," you can start your account with as little as $500.
     o By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make  subsequent  investments  (after making the initial  investment of
     $500) for as little as $50. For any type of account  established  under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
     o  The  minimum  investment  requirement  does  not  apply  to  reinvesting dividends from the Fund or other  Oppenheimer funds (a list of them appears in the Statement of Additional  Information,  or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     AT WHAT PRICE ARE SHARES  SOLD?  Shares  are sold at their  offering  price which is the net asset value per share plus any initial  sales  charge that applies.  The offering  price that applies to a purchase  order is based on the next  calculation  of the net asset  value per share that is made after the Distributor receives the purchase order at its offices in Colorado,  or after any agent appointed by the Distributor  receives the order. Net Asset
     Value.  The Fund  calculates the net asset value of each class of shares as of the close of The New York

     Stock  Exchange  ("the  Exchange"),  on each day the  Exchange  is open for trading  (referred to in this Prospectus as a "regular  business day"). The
     Exchange normally closes at 4:00 P.M.,  Eastern time, but may close earlier on some days.  All  references  to time in this  Prospectus  mean  "Eastern time."

     The net asset value per share is  determined  by dividing  the value of the
     Fund's net assets  attributable  to a class by the number of shares of that class that are outstanding.  To determine net asset value, the Fund's Board of Trustees has established  procedures to value the Fund's securities,  in general,  based on market value.  The Board has adopted special  procedures for valuing  illiquid and restricted  securities and  obligations for which market values cannot be readily obtained.  Because some foreign  securities trade in  markets  and on  exchanges  that  operate  on  weekends  and U.S.
     holidays,  the values of some of the Fund's foreign  investments may change on days when investors cannot buy or redeem Fund shares.

     If, after the close of the principal market on which a security held by the
     Fund is traded,  and before the time the Fund's  securities are priced that day,  an event  occurs that the  Manager  deems  likely to cause a material change in the value of such  security,  the Fund's  Board of  Trustees  has authorized the Manager,  subject to the Board's review, to ascertain a fair value for such security. A security's valuation may differ depending on the method used for determining value.

     The Offering Price. To receive the offering price for a particular day, the
     Distributor or its designated agent must receive your order by the time the
     Exchange  closes  that day.  If your  order is  received  on a day when the
     Exchange is closed or after it has closed,  the order will receive the next offering price that is determined after your order is received.

     Buying Through a Dealer.  If you buy shares  through a dealer,  your dealer must  receive the order by the close of the Exchange and transmit it to the
     Distributor  so that it is  received  before  the  Distributor's  close  of business on a regular  business  day  (normally  5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative  arrangements with the Distributor.  Otherwise,  the order will receive the next offering price that is determined.

     WHAT CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers investors five different  classes of shares.  The  different  classes of shares  represent investments  in the same  portfolio  of  securities,  but the  classes  are subject to different  expenses and will likely have different share prices.
     When you buy shares,  be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.

     Class A Shares. If you buy Class A shares,  you pay an initial sales charge
     (on investments up to $1 million for regular accounts or lesser amounts for certain  retirement  plans).  The  amount of that  sales  charge  will vary depending  on the amount you invest.  The sales  charge rates are listed in
     "How Can You Buy Class A Shares?" below.

     Class B Shares.  If you buy Class B shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent  deferred sales charge.  That  contingent  deferred sales charge varies depending on how long you own your shares,  as described in "How Can
     You Buy Class B Shares?" below.

     Class C Shares.  If you buy Class C shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent  deferred  sales charge of 1.0%,  as described in "How Can You
     Buy Class C Shares?" below.

     Class N Shares.  If you buy Class N shares  (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within
     18 months of the retirement  plan's first  purchase of Class N shares,  you may pay a contingent  deferred  sales charge of 1.0%,  as described in "How
     Can You Buy Class N Shares?" below.

     Class Y Shares.  Class Y shares are offered  only to certain  institutional investors that have a special agreement with the Distributor.

     WHICH CLASS OF SHARES  SHOULD YOU CHOOSE?  Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.  Some factors to consider are how much you plan to invest and how long you plan to hold your  investment.  If your goals and objectives  change over time and you plan to purchase  additional shares,  you should re-evaluate those factors to see if you should consider another class of shares.  The Fund's  operating costs that apply to a class of shares and the effect of the  different  types of sales  charges on your investment will vary your investment results over time.

     The  discussion  below  is  not  intended  to  be  investment  advice  or a recommendation,  because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course,  these examples are based on  approximations  of the effects of current  sales  charges and expenses projected over time, and do not detail all of the  considerations in selecting a class of shares.  You should analyze your options  carefully with your financial advisor  before  making  that  choice.  How  Long Do You  Expect  to  Hold  Your
Investment?  While future  financial  needs cannot be predicted with  certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares.  Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest.  For  example,  the reduced sales charges available for larger purchases of Class A shares may, over time,  offset the effect of paying an initial  sales charge on your  investment, compared  to the effect  over time of higher  class-based  expenses on shares of
Class B, Class C or Class N. For retirement plans that qualify to purchase Class
N shares,  Class N shares will generally be more  advantageous  than Class B and
Class C shares.

     o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your  shares for not more than six  years),  you should most likely invest in Class A or Class C shares rather than Class B shares.  That is because of the  effect of the Class B  contingent  deferred  sales  charge if you redeem within six years, as well as the effect of the Class B asset-based  sales charge on the investment return for that class in the short-term.  Class C shares might be the  appropriate  choice  (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares,  and the  contingent deferred  sales charge does not apply to amounts you sell after holding them one year.

     However,  if you plan to invest more than  $100,000  for the shorter  term, then as your investment  horizon increases toward six years, Class C shares might not be as advantageous as Class A shares.  That is because the annual asset-based  sales  charge on Class C shares will have a greater  impact on your account over the longer term than the reduced  front-end  sales charge available for larger purchases of Class A shares.

     And for  non-retirement  plan  investors  who invest $1 million or more, in most cases Class A shares will be the most  advantageous  choice, no matter how long you intend to hold your shares.  For that reason,  the Distributor normally  will not accept  purchase  orders of  $500,000 or more of Class B shares or $1 million or more of Class C shares  from a single  investor.

o Investing for the Longer Term. If you are investing less than $100,000 for the longer-term,  for  example for  retirement,  and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You?  Some  account features  may not be  available  to Class B,  Class C and Class N  shareholders.
Other  features  may not be advisable  (because of the effect of the  contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully  review how you plan to use your investment  account before deciding which class of shares to buy.

     Additionally,  the  dividends  payable  to  Class  B,  Class C and  Class N shareholders  will be reduced  by the  additional  expenses  borne by those classes that are not borne by Class A or Class Y shares,  such as the Class
     B, Class C and Class N asset-based  sales charge described below and in the
     Statement of Additional Information.  Share certificates are only available for Class A shares.  If you are considering using your shares as collateral for a loan, that may be a factor to consider.

     How Do Share Classes Affect  Payments to Your Broker?  A financial  advisor may receive different compensation for selling one class of shares than for selling  another  class.  It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same  purpose as the  front-end  sales  charge on sales of Class A shares:  to compensate the Distributor for concessions and expenses it pays to dealers and financial  institutions for selling shares.  The Distributor may pay  additional  compensation  from  its own  resources  to  securities dealers  or  financial  institutions  based upon the value of shares of the
     Fund owned by the dealer or  financial  institution  for its own account or for its customers.

     SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS.  Appendix B to the Statement
     of Additional  Information  details the  conditions for the waiver of sales charges  that apply in certain  cases,  and the special  sales charge rates that apply to purchases of shares of the Fund by certain  groups,  or under specified  retirement  plan  arrangements  or in  other  special  types  of transactions.  To receive a waiver or special  sales charge rate,  you must advise the Distributor  when  purchasing  shares or the Transfer Agent when redeeming shares that a special condition applies.

     HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their  offering price,  which is  normally  net asset value plus an initial  sales  charge.
     However,  in some cases,  described below,  purchases are not subject to an initial sales charge,  and the offering  price will be the net asset value.
     In other cases, reduced sales charges may be available,  as described below or in the  Statement  of  Additional  Information.  Out of the  amount  you invest, the Fund receives the net asset value to invest for your account.

     The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession.  The Distributor  reserves the right to reallow the
     entire   concession  to  dealers.   The  current  sales  charge  rates  and
     concessions paid to dealers and brokers are as follows:

  -------------------------------------------- ---------------------- ---------------------- ----------------------
  Amount of Purchase                           Front-End Sales        Front-End Sales        Concession As
                                               Charge As a            Charge As a
                                               Percentage of          Percentage of Net      Percentage of
                                               Offering Price         Amount Invested        Offering Price
  -------------------------------------------- ---------------------- ---------------------- ----------------------
  -------------------------------------------- ---------------------- ---------------------- ----------------------
  Less than $25,000                                    5.75%                  6.10%                  4.75%
  -------------------------------------------- ---------------------- ---------------------- ----------------------
  -------------------------------------------- ---------------------- ---------------------- ----------------------
  $25,000 or more but less than $50,000                5.50%                  5.82%                  4.75%
  -------------------------------------------- ---------------------- ---------------------- ----------------------
  -------------------------------------------- ---------------------- ---------------------- ----------------------
  $50,000 or more but less than $100,000               4.75%                  4.99%                  4.00%
  -------------------------------------------- ---------------------- ---------------------- ----------------------
  -------------------------------------------- ---------------------- ---------------------- ----------------------
  $100,000 or more but less than $250,000              3.75%                  3.90%                  3.00%
  -------------------------------------------- ---------------------- ---------------------- ----------------------
  -------------------------------------------- ---------------------- ---------------------- ----------------------
  $250,000 or more but less than $500,000              2.50%                  2.56%                  2.00%
  -------------------------------------------- ---------------------- ---------------------- ----------------------
  -------------------------------------------- ---------------------- ---------------------- ----------------------
  $500,000 or more but less than $1 million            2.00%                  2.04%                  1.60%
  -------------------------------------------- ---------------------- ---------------------- ----------------------

     Can You Reduce  Class A Sales  Charges?  You may be eligible to buy Class A
     shares  at  reduced   sales  charge  rates  under  the  Fund's   "Right  of
     Accumulation"  or a Letter  of  Intent,  as  described  in  "Reduced  Sales
     Charges" in the Statement of Additional Information.

     Class A Contingent Deferred Sales Charge.  There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer  funds aggregating  $1 million or more,  or on  purchases of Class A shares of any one or more of the  Oppenheimer  funds by  certain  retirement  plans  that satisfied  certain  requirements  prior to March  1,  2001  ("grandfathered retirement  accounts").  However,  those Class A shares may be subject to a
     Class A contingent  deferred sales charge,  as described  below.  Qualified retirement  plans (other than  grandfathered  retirement  accounts,  single
     401(k) plans, SEP IRAs and SIMPLE IRAs) are not permitted to purchase Class
     A shares that are subject to a Class A contingent  deferred  sales  charge.
     The  Distributor  pays dealers of record  concessions in an amount equal to
     1.0% of  purchases  of $1  million  or  more  other  than by  grandfathered retirement accounts. For grandfathered  retirement accounts, the concession is 0.75% of the first $2.5 million of purchases  plus 0.25% of purchases in excess of $2.5 million.  In either case, the concession will not be paid on purchases  of  shares by  exchange  or that were  previously  subject  to a front-end sales charge and dealer concession.

     If you redeem  any of those  shares  within an  18-month  "holding  period"
     measured  from the  beginning of the calendar  month of their  purchase,  a contingent  deferred sales charge (called the "Class A contingent  deferred sales  charge") may be deducted from the  redemption  proceeds.  That sales charge will be equal to 1.0% of the lesser of:

     o the  aggregate  net  asset  value of the  redeemed  shares at the time of redemption  (excluding  shares  purchased by  reinvestment  of dividends or capital gain distributions) or
     o the original net asset value of the redeemed shares.

     The Class A contingent  deferred sales charge will not exceed the aggregate amount of the concessions  the Distributor  paid to your dealer on all purchases of Class A shares of all  Oppenheimer  funds you made that were  subject  to the
Class A contingent deferred sales charge. Purchases by Certain Retirement Plans.
There is no initial  sales  charge on  purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special  agreement with the  Distributor and by  retirement  plans which are part of a  retirement  plan  product or platform
offered  by  certain  banks,   broker-dealers,   financial  advisors,  insurance
companies or recordkeepers  which have entered into a special agreement with the
Distributor.  The Distributor currently pays dealers of record concessions in an amount  equal  to  0.25%  of the  purchase  price  of  Class A  shares  by those retirement plans from its own resources at the time of sale,  subject to certain exceptions as described in the Statement of Additional Information.  There is no
contingent deferred sales charge upon the redemption of such shares.

     HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share without an initial sales charge.  However,  if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase,  a contingent  deferred  sales  charge will be deducted  from the redemption  proceeds.  The Class B contingent deferred sales charge is paid
     to   compensate   the   Distributor   for   its   expenses   of   providing
     distribution-related  services to the Fund in  connection  with the sale of
     Class B shares.

     The amount of the  contingent  deferred  sales  charge  will  depend on the number  of years  since you  invested  and the  dollar  amount  being  redeemed, according to the following  schedule for the Class B contingent  deferred  sales charge holding period:

----------------------------------------------------------- --------------------------------------------------------

Years Since Beginning of Month in Which Purchase Order      Contingent Deferred Sales Charge on Redemptions in
was Accepted                                                That Year (As % of Amount Subject to Charge)

----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
0 - 1                                                       5.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
1 - 2                                                       4.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
2 - 3                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
3 - 4                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
4 - 5                                                       2.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
5 - 6                                                       1.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
More than 6                                                 None
----------------------------------------------------------- --------------------------------------------------------

     In the table,  a "year" is a 12-month  period.  In applying the  contingent deferred  sales charge,  all purchases are  considered to have been made on the first regular business day of the month in which the purchase was made.

     Automatic  Conversion  of  Class B  Shares.  Class B  shares  automatically convert  to  Class A  shares  72  months  after  you  purchase  them.  This conversion  feature relieves Class B shareholders of the asset-based  sales charge that  applies to Class B shares under the Class B  Distribution  and
     Service Plan,  described below. The conversion is based on the relative net asset  value of the two  classes,  and no sales  load or  other  charge  is imposed.  When any Class B shares that you hold convert,  any other Class B shares that were acquired by reinvesting dividends and distributions on the converted  shares  will  also  convert  to  Class  A  shares.  For  further information on the conversion feature and its tax implications,  see "Class
     B Conversion" in the Statement of Additional Information.

     How Can you Buy Class C Shares?  Class C shares are sold at net asset value per share without an initial sales charge.  However,  if Class C shares are redeemed  within a holding  period of 12 months from the  beginning  of the calendar  month of their  purchase,  a contingent  deferred sales charge of
     1.0% will be deducted from the redemption proceeds.  The Class C contingent deferred  sales  charge  is  paid to  compensate  the  Distributor  for its
     expenses  of  providing   distribution-related  services  to  the  Fund  in
     connection with the sale of Class C shares.

     HOW CAN YOU BUY  CLASS N SHARES?  Class N shares  are  offered  for sale to retirement plans  (including IRAs and 403(b) plans) that purchase  $500,000 or more of  Class N  shares  of one or more  Oppenheimer  funds or to group retirement  plans  (which do not include  IRAs and 403(b)  plans) that have assets  of  $500,000  or  more or 100 or more  eligible  participants.  See
     "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

     Class N shares are sold at net asset value without an initial sales charge.
A contingent  deferred  sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:

     o The  group  retirement  plan  is  terminated  or  Class N  shares  of all
     Oppenheimer funds are terminated as an

     investment  option of the plan and Class N shares  are  redeemed  within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund,  or

     o With respect to an IRA or 403(b) plan, Class N shares are redeemed within
     18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

     Retirement  plans  that offer  Class N shares  may  impose  charges on plan participant  accounts.  The  procedures  for  buying,  selling,  exchanging  and transferring  the  Fund's  other  classes of shares  (other  than the time those orders must be received by the  Distributor  or Transfer  Agent in Colorado) and
the special account features  applicable to purchasers of those other classes of shares  described  elsewhere in this  Prospectus  do not apply to Class N shares offered  through a group  retirement  plan.  Instructions  for buying,  selling, exchanging or  transferring  Class N shares offered  through a group  retirement plan must be submitted by the plan, not by plan  participants  for whose benefit the shares are held.

     Who Can Buy Class Y Shares?  Class Y shares are sold at net asset value per share without a sales charge directly to institutional  investors that have special agreements with the Distributor for this purpose.  They may include insurance companies,  registered  investment companies and employee benefit plans. Individual investors cannot buy Class Y shares directly.

     An  institutional  investor  that buys  Class Y shares  for its  customers'
accounts  may impose  charges on those  accounts.  The  procedures  for  buying, selling,  exchanging and  transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at  their  Colorado  office)  and the  special  account  features  available  to investors  buying those other  classes of shares do not apply to Class Y shares.
Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted  by the  institutional  investor,  not by its  customers  for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

     Service  Plan for Class A Shares.  The Fund has adopted a Service  Plan for
     Class A shares.  It reimburses the  Distributor  for a portion of its costs incurred  for  services  provided  to  accounts  that hold  Class A shares.
     Reimbursement  is made  quarterly  at an annual  rate of up to 0.25% of the average  annual net assets of Class A shares of the Fund.  The  Distributor currently uses all of those fees to pay dealers,  brokers,  banks and other
     financial   institutions  quarterly  for  providing  personal  service  and maintenance of accounts of their  customers that hold Class A shares.  With respect to Class A shares  subject to a Class A contingent  deferred  sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25%  service  fee to dealers in advance  for the first year after the shares are sold by the dealer.  The  Distributor  retains the first  year's service  fee  paid  by the  Fund.  After  the  shares  have  been  held  by grandfathered  retirement  accounts for a year,  the  Distributor  pays the service fee to dealers on a quarterly basis.

     Distribution and Service Plans for Class B, Class C and Class N Shares. The
     Fund has adopted  Distribution  and Service  Plans for Class B, Class C and
     Class N  shares  to pay the  Distributor  for its  services  and  costs  in distributing  Class B, Class C and Class N shares and  servicing  accounts.
     Under the plans, the Fund pays the Distributor an annual  asset-based sales charge of 0.75% on Class B and Class C shares  and 0.25% on Class N shares.
     The  Distributor  also  receives a service  fee of 0.25% per year under the
     Class B, Class C and Class N plans.

     The asset-based  sales charge and service fees increase Class B and Class C expenses by 1.0% and  increase  Class N expenses by 0.50% of the net assets per year of the  respective  class.  Because these fees are paid out of the
     Fund's assets on an on-going basis,  over time these fees will increase the cost of your  investment  and may cost you more than  other  types of sales charges.

     The Distributor  uses the service fees to compensate  dealers for providing personal  services  for  accounts  that  hold  Class B,  Class C or Class N shares. The Distributor  normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the  dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.  The Distributor  retains the service fees for accounts for which it renders the required personal services.

     The Distributor  currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers  from its own  resources  at the time of sale.  Including  the advance of the service  fee, the total amount paid by the  Distributor  to the  dealer  at the time of sale of Class B shares  is therefore 4.00% of the purchase price. The Distributor normally retains the
     Class  B  asset-based  sales  charge.   See  the  Statement  of  Additional
     Information for exceptions.

     The Distributor  currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers  from its own  resources  at the time of sale.  Including  the advance of the service  fee, the total amount paid by the  Distributor  to the  dealer  at the time of sale of Class C shares  is therefore 1.0% of the purchase price.  The Distributor pays the asset-based sales charge as an ongoing  concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor  normally retains the asset-based  sales charge on Class C shares during the first year after the purchase of Class C shares. See the Statement of Additional Information for exceptions.

     The Distributor  currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers  from its own  resources  at the time of sale.  Including  the advance of the service  fee, the total amount paid by the  Distributor  to the  dealer  at the time of sale of Class N shares  is therefore 1.0% of the purchase price. The Distributor  normally retains the asset-based sales charge on Class N shares. See the Statement of Additional
     Information for exceptions.

     Under certain  circumstances,  the  Distributor  will pay the full Class B,
     Class C or Class N  asset-based  sales charge and service fee to the dealer beginning in the first year after purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase.

Special Investor Services

     ACCOUNTLINK.  You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial  institution.  It must be an Automated Clearing House (ACH) member. AccountLink lets you:

     o transmit funds  electronically to purchase shares by telephone (through a service  representative  or by  PhoneLink)  or  automatically  under  Asset
     Builder Plans, or
     o have the Transfer Agent send  redemption  proceeds or transmit  dividends and distributions  directly to your bank account.  Please call the Transfer
     Agent for more information.

     You may  purchase  shares by  telephone  only after your  account  has been established.  To purchase  shares in amounts up to $250,000  through a telephone representative,  call the Distributor at  1.800.225.5677.  The purchase  payment will be debited from your bank account.

     AccountLink  privileges  should be  requested on your  Application  or your dealer's settlement  instructions if you buy your shares through a dealer. After your account is established,  you can request AccountLink  privileges by sending signature-guaranteed  instructions  and  proper  documentation  to the  Transfer
Agent.  AccountLink  privileges  will  apply to each  shareholder  listed in the registration on your account as well as to your dealer  representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change  of  bank  account  information  must  be  made  by  signature-guaranteed instructions  to the  Transfer  Agent  signed  by all  shareholders  who own the account.

     PHONELINK.  PhoneLink is the  OppenheimerFunds  automated  telephone system that  enables  shareholders  to  perform a number of  account  transactions
     automatically   using  a  touch-tone  phone.   PhoneLink  may  be  used  on
     already-established   Fund   accounts   after   you   obtain   a   Personal
     Identification   Number   (PIN),   by   calling   the   PhoneLink   number,
     1.800.225.5677.

Purchasing  Shares.  You may purchase shares in amounts up to $100,000 by phone, by calling  1.800.225.5677.  You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging  Shares.  With the  OppenheimerFunds  Exchange  Privilege,  described below, you can exchange shares  automatically by phone from your Fund account to another  OppenheimerFunds  account you have already  established  by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone  automatically by calling the
PhoneLink  number  and  the  Fund  will  send  the  proceeds  directly  to  your
AccountLink  bank  account.  Please  refer to "How to Sell  Shares,"  below  for details.

     CAN YOU SUBMIT  TRANSACTION  REQUESTS  BY FAX?  You may send  requests  for certain  types  of  account  transactions  to  the  Transfer  Agent  by fax
     (telecopier).  Please  call  1.800.225.5677  for  information  about  which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and  restrictions  as written  and  telephone requests described in this Prospectus.

     OPPENHEIMERFUNDS  INTERNET  WEBSITE.  You can obtain  information about the
     Fund, as well as your account  balance,  on the  OppenheimerFunds  Internet website, at www.oppenheimerfunds.com.  Additionally, shareholders listed in the account  registration  (and the dealer of record)  may request  certain account  transactions through a special section of that website. To perform account  transactions or obtain account  information online, you must first obtain a user I.D. and password on that website. If you do not want to have
     Internet account transaction  capability for your account,  please call the
     Transfer Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

     AUTOMATIC  WITHDRAWAL AND EXCHANGE  PLANS.  The Fund has several plans that enable  you to sell  shares  automatically  or  exchange  them  to  another
     OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

     REINVESTMENT  PRIVILEGE. If you redeem some or all of your Class A or Class
     Bshares of the Fund,  you have up to six months to reinvest  all or part of the redemption  proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed  them.  This  privilege  does not apply to Class C, Class N or
     Class Y shares.  You must be sure to ask the Distributor for this privilege when you send your payment.

     RETIREMENT  PLANS.  You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer,  the plan trustee or  administrator  must buy the shares for your plan  account.  The
     Distributor  also  offers a  number  of  different  retirement  plans  that individuals and employers can use:

Individual  Retirement  Accounts (IRAs).  These include regular IRAs, Roth IRAs,
SIMPLE IRAs and rollover IRAs.

SEP-IRAs.  These are  Simplified  Employee  Pension Plan IRAs for small business owners or self-employed individuals.

403(b)(7)  Custodial  Plans.  These  are  tax-deferred  plans for  employees  of eligible  tax-exempt  organizations,  such as schools,  hospitals and charitable organizations.

401(k) Plans. These are special retirement plans for businesses.

Pension and  Profit-Sharing  Plans.  These plans are designed for businesses and self-employed individuals.

     Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

     You can sell  (redeem)  some or all of your shares on any regular  business day. Your shares will be sold at the next net asset value  calculated after your order is received in proper form (which means that it must comply with the procedures  described below) and is accepted by the Transfer Agent. The
     Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis.
     If you have questions about any of these procedures,  and especially if you are redeeming  shares in a special  situation,  such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first,  at  1.800.225.5677,  for  assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following  redemption  requests must be in writing and must include a signature  guarantee (although there may be other situations that also require a signature guarantee):

o You wish to redeem more than $100,000 and receive a check

o The redemption check is not payable to all shareholders  listed on the account statement

o The  redemption  check is not sent to the  address  of record on your  account statement

o Shares are being transferred to a Fund account with a different owner or name

o Shares are being  redeemed  by someone  (such as an  Executor)  other than the owners.

Where Can You Have Your Signature  Guaranteed?  The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

o a U.S. bank, trust company, credit union or savings association,

o a foreign bank that has a U.S.  correspondent bank, o a U.S. registered dealer or broker in securities, municipal securities or government securities, or

o a U.S. national securities exchange, a registered securities  association or a clearing agency.

     If you are  signing  on  behalf  of a  corporation,  partnership  or  other business  or as a  fiduciary,  you  must  also  include  your  title in the signature.

     Retirement Plan Accounts. There are special procedures to sell shares in an
     OppenheimerFunds  retirement  plan account.  Call the Transfer  Agent for a distribution  request form.  Special  income tax  withholding  requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption  request to avoid delay in getting your money and if you do not want tax  withheld.  If your employer  holds your  retirement plan account for you in the name of the plan, you must ask the plan trustee or  administrator  to  request  the sale of the Fund  shares  in your  plan account.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
     o   Your name
     o   The Fund's name
     o   Your Fund account number (from your account statement)
     o   The dollar amount or number of shares to be redeemed
     o   Any special payment instructions
     o   Any share certificates for the shares you are selling
     o   The signatures of all registered owners exactly as the account is registered, and
     o   Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for                Send courier or express mail
requests by mail:                            requests to:
OppenheimerFunds Services                    OppenheimerFunds Services
P.O. Box 5270                                10200 E. Girard Avenue, Building D
Denver, Colorado 80217                       Denver, Colorado 80231

     HOW DO you SELL SHARES BY TELEPHONE?  You and your dealer representative of record may also sell your shares by  telephone.  To receive the  redemption price  calculated on a particular  regular  business day, your call must be received by the Transfer Agent by the close of the Exchange that day, which is normally 4:00 P.M.,  but may be earlier on some days. You may not redeem shares  held in an  OppenheimerFunds-sponsored  qualified  retirement  plan account or under a share certificate by telephone.

     o To redeem shares through a service  representative  or  automatically  on
     PhoneLink, call 1.800.225.5677.

     Whichever  method you use,  you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
     Telephone  Redemptions  Paid by Check.  Up to  $100,000  may be redeemed by telephone in any seven-day period.  The check must be payable to all owners of record of the  shares  and must be sent to the  address  on the  account statement.  This  service is not  available  within 30 days of changing the address on an account.

     Telephone  Redemptions Through  AccountLink.  There are no dollar limits on telephone  redemption  proceeds sent to a bank account  designated when you establish AccountLink.  Normally the ACH transfer to your bank is initiated on the business day after the redemption.  You do not receive  dividends on the  proceeds  of the shares  you  redeemed  while  they are  waiting to be transferred.

     CAN  YOU  SELL  SHARES  THROUGH  your  DEALER?  The  Distributor  has  made arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your  dealer,  you must redeem them  through your dealer.

     HOW CONTINGENT DEFERRED SALES CHARGES AFFECT  REDEMPTIONS.  If you purchase shares  subject  to a Class  A,  Class  B,  Class C or  Class N  contingent deferred  sales charge and redeem any of those shares during the applicable holding  period  for the class of shares,  the  contingent  deferred  sales charge  will be  deducted  from the  redemption  proceeds  (unless  you are eligible for a waiver of that sales charge based on the  categories  listed in Appendix B to the Statement of Additional Information and you advise the
     Transfer  Agent of your  eligibility  for the  waiver  when you place  your redemption request.)

     A contingent  deferred  sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
     o the amount of your account value  represented by an increase in net asset value over the initial purchase price,
     o shares  purchased  by the  reinvestment  of  dividends  or capital  gains distributions, or
     o shares redeemed in the special  circumstances  described in Appendix B to the Statement of Additional Information.

     To  determine  whether a  contingent  deferred  sales  charge  applies to a redemption, the Fund redeems shares in the following order:
     1.  shares   acquired  by  reinvestment  of  dividends  and  capital  gains distributions,
     2.  shares held for the holding period that applies to the class, and
     3.  shares held the longest during the holding period.

     Contingent  deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the  applicable  contingent  deferred sales charge  holding  period,  the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging  shares of another  Oppenheimer fund that are still  subject  to a  contingent  deferred  sales  charge  holding period, that holding period will carry over to this Fund.

How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.
     Shares  of the  Fund  can be  purchased  by  exchange  of  shares  of other
     Oppenheimer  funds on the same  basis.  To exchange  shares,  you must meet several conditions:
     o Shares of the fund  selected for exchange  must be available  for sale in your state of residence.
     o The prospectuses of both funds must offer the exchange privilege.
     o You must hold the shares you buy when you  establish  your account for at least seven days before you can  exchange  them.  After the account is open seven days, you can exchange shares every regular business day.
     o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
     o   Before exchanging into a fund, you must obtain and read its prospectus.

     Shares of a particular  class of the Fund may be exchanged  only for shares of the same class in the other Oppenheimer funds. For example,  you can exchange
Class A shares of this Fund only for  Class A shares of  another  fund.  In some cases, sales charges may be imposed on exchange transactions.  For tax purposes, exchanges  of  shares  involve  a sale of the  shares  of the fund you own and a purchase of the shares of the other fund,  which may result in a capital gain or loss.  Please refer to "How to Exchange  Shares" in the  Statement of Additional
Information for more details.

     You can find a list of Oppenheimer funds currently  available for exchanges in the  Statement of Additional  Information  or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

     HOW DO you SUBMIT EXCHANGE REQUESTS?  Exchanges may be requested in writing or by telephone:

     Written  Exchange  Requests.  Submit an  OppenheimerFunds  Exchange Request
     form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover.  Exchanges of shares held under certificates cannot be processed  unless the Transfer  Agent  receives the  certificates with the request.

     Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service  representative  or by using  PhoneLink  for automated exchanges by calling  1.800.225.5677.  Telephone exchanges may be made only between  accounts  that are  registered  with the same name(s) and address.
     Shares held under certificates may not be exchanged by telephone.

     ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

     o Shares are redeemed  from one fund and  purchased  from the other fund in the exchange transaction on the

     same regular  business day on which the Transfer Agent receives an exchange request that conforms to the policies  described above. It must be received by the close of the Exchange that day,  which is normally 4:00 P.M. but may be earlier on some days.

     o The  interests of the Fund's  long-term  shareholders  and its ability to manage  its  investments  may be  adversely  affected  when its  shares are
     repeatedly   bought   and   sold   in   response   to   short-term   market
     fluctuations--also  known as "market timing." When large dollar amounts are involved,  the Fund may have difficulty  implementing  long-term investment strategies, because it cannot predict how much cash it will have to invest.
     Market  timing  also may force  the Fund to sell  portfolio  securities  at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders.
     When the Manager believes  frequent trading would have a disruptive  effect on the Fund's ability to manage its  investments,  the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account  that the Manager  believes to be a market  timer.  All accounts under common ownership or control within the Oppenheimer  funds complex may be counted together for purposes of determining  market timing with respect to any exchange involving this Fund.

     o The Fund may amend,  suspend or terminate  the exchange  privilege at any time. The Fund may refuse any exchange order and is currently not obligated to provide notice before rejecting an exchange order.

     o If the Transfer Agent cannot  exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

     More  information  about the Fund's  policies  and  procedures  for buying, selling and  exchanging  shares is contained in the Statement of Additional
     Information.

A $12 annual fee is assessed on any account valued at less than $500. The fee is automatically  deducted  from  accounts  annually on or about the second to last business day of  September.  See the  Statement of  Additional  Information,  or
existing  shareholders may visit the OppenheimerFunds  website, to learn how you can avoid this fee and for circumstances when this fee will not be assessed.

     The  offering  of shares  may be  suspended  during any period in which the determination  of net asset value is  suspended,  and the  offering  may be suspended by the Board of Trustees at any time the Board  believes it is in the Fund's best interest to do so.

     Telephone  transaction  privileges for purchases,  redemptions or exchanges may be modified,  suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law.
     If an account has more than one owner,  the Fund and the Transfer Agent may rely on the  instructions of any one owner.  Telephone  privileges apply to each owner of the account and the dealer  representative  of record for the account unless the Transfer Agent receives  cancellation  instructions from an owner of the account.

     The  Transfer  Agent  will  record  any  telephone  calls  to  verify  data concerning  transactions  and has adopted other  procedures to confirm that telephone  instructions  are genuine,  by requiring  callers to provide tax identification  numbers and other  account  data or by using  PINs,  and by confirming such  transactions  in writing.  The Transfer Agent and the Fund will  not be  liable  for  losses  or  expenses  arising  out of  telephone instructions reasonably believed to be genuine.

     Redemption  or transfer  requests  will not be honored  until the  Transfer
     Agent  receives all required  documents in proper form.  From time to time, the Transfer Agent in its discretion may waive certain of the  requirements for redemptions stated in this Prospectus.

     Dealers   that  perform   account   transactions   for  their   clients  by
     participating  in  NETWORKING  through  the  National  Securities  Clearing
     Corporation  are  responsible  for obtaining  their clients'  permission to perform those  transactions,  and are  responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

     The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares.  The  redemption  value of your  shares may be more or less than their  original  cost.  Payment for redeemed  shares  ordinarily is made in cash. It is forwarded by check,  or through  AccountLink  within seven days after the Transfer Agent receives  redemption  instructions in proper form.
     However,  under  unusual  circumstances  determined by the  Securities  and
     Exchange  Commission,  payment may be delayed or  suspended.  For  accounts registered  in the  name  of a  broker-dealer,  payment  will  normally  be forwarded within three business days after  redemption.  The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently  purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased.  That delay may be avoided if you purchase shares by
     Federal Funds wire or certified check, or arrange with your bank to provide telephone or written  assurance to the  Transfer  Agent that your  purchase payment has cleared.  Involuntary redemptions of small accounts may be made by the Fund if the account  value has fallen  below $500 for reasons  other than the fact that the market value of shares has  dropped.  In some cases, involuntary  redemptions  may be made to repay the  Distributor  for losses from the cancellation of share purchase orders.

     Shares may be "redeemed  in kind" under  unusual  circumstances  (such as a lack of liquidity in the Fund's portfolio to meet redemptions).  This means that the redemption  proceeds will be paid with liquid  securities from the
     Fund's  portfolio.  If the Fund redeems  your shares in kind,  you may bear transaction  costs  and will  bear  market  risks  until  such time as such securities are converted into cash.

     Federal  regulations may require the Fund to obtain your name, your date of birth (for a natural person),  your residential street address or principal place of business and your Social Security Number,  Employer Identification
     Number or other government issued  identification when you open an account.
     Additional  information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer Agent may use this information to attempt to verify your  identity.  The Fund may not be able to establish an account if the necessary information is not received.  The Fund may also place  limits  on  account  transactions  while  it is in  the  process  of attempting to verify your identity.  Additionally, if the Fund is unable to verify your  identity  after your account is  established,  the Fund may be required to redeem your shares and close your account.

     "Backup  withholding"  of federal income tax may be applied against taxable dividends,  distributions and redemption proceeds (including  exchanges) if you fail to furnish the Fund your  correct,  certified  Social  Security or
     Employer  Identification  Number when you sign your application,  or if you under-report your income to the Internal Revenue Service.

     To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each  prospectus,  annual and semi-annual  report and annual notice of the Fund's privacy policy to shareholders  having the same last name and address on the Fund's  records.  The  consolidation  of these mailings,  called  householding,  benefits the Fund through reduced mailing expense.

     If you want to receive multiple copies of these materials, you may call the
     Transfer Agent at 1.800.225.5677. You may also notify the Transfer Agent in writing.  Individual  copies of  prospectuses,  reports and privacy notices will be sent to you  commencing  within 30 days  after the  Transfer  Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

     Dividends.  The Fund intends to declare dividends separately for each class of shares from net investment  income on an annual basis and to pay them to shareholders  in  December  on a date  selected  by the Board of  Trustees.
     Dividends  and  distributions  paid to  Class A and  Class  Y  shares  will generally be higher than dividends for Class B, Class C and Class N shares, which  normally have higher  expenses than Class A and Class Y shares.  The
     Fund has no fixed  dividend rate and cannot  guarantee that it will pay any dividends or distributions.

     Capital Gains.  The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or  long-term  capital  gains in December  of each year.  The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no  assurance  that the Fund will pay any capital gains distributions in a particular year.

     WHAT CHOICES DO YOU HAVE FOR  RECEIVING  DISTRIBUTIONS?  When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

     Reinvest  All  Distributions  in the Fund.  You can elect to  reinvest  all dividends and capital gains distributions in additional shares of the Fund.

     Reinvest  Dividends  or  Capital  Gains.  You can  elect to  reinvest  some distributions  (dividends,  short-term  capital gains or long-term  capital gains  distributions)  in the  Fund  while  receiving  the  other  types of distributions  by check or having  them sent to your bank  account  through
     AccountLink.

     Receive All Distributions in Cash. You can elect to receive a check for all dividends  and capital gains  distributions  or have them sent to your bank through AccountLink.

     Reinvest Your Distributions in Another  OppenheimerFunds  Account.  You can
     reinvest  all  distributions  in  the  same  class  of  shares  of  another
     OppenheimerFunds account you have established.

     TAXES.  If your shares are not held in a tax-deferred  retirement  account, you should be aware of the following tax  implications  of investing in the
     Fund. Distributions are subject to federal income tax and may be subject to state or local taxes.  Dividends paid from short-term capital gains and net investment  income are taxable as ordinary income.  Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your  shares.  Whether you  reinvest your  distributions  in  additional  shares or take  them in cash,  the tax treatment is the same.

     Every  year the Fund  will  send you and the IRS a  statement  showing  the amount of any taxable  distribution  you  received  in the  previous  year.  Any long-term capital gains will be separately identified in the tax information the
Fund sends you after the end of the calendar year.

     Avoid  "Buying a  Distribution."  If you buy  shares on or just  before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full  price for the  shares  and then  receive a portion of the price back as a taxable dividend or capital gain.

     Remember,  There May be Taxes on  Transactions.  Because  the Fund's  share prices fluctuate,  you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received  when you sold them.  Any capital gain is subject to capital gains tax.

     Returns of Capital Can Occur. In certain cases,  distributions  made by the
Fund may be considered a non-taxable return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders.

     This   information  is  only  a  summary  of  certain  federal  income  tax information  about your  investment.  You should  consult  with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

     The  Financial  Highlights  Table is presented to help you  understand  the
Fund's financial  performance  since  inception.  Certain  information  reflects financial  results  for a single  Fund  share.  The total  returns  in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming  reinvestment  of all dividends and  distributions).  This information has been audited by KPMG LLP the Fund's independent auditors,  whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

 Class A       Year Ended October 31,                           2003        2002          2001        2000 1
--------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                          $1.82       $3.51        $11.24       $ 10.00
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                   (.04)       (.04)         (.01)          .01
 Net realized and unrealized gain (loss)                        1.36       (1.65)        (7.71)         1.23
                                                               -----------------------------------------------
 Total from investment operations                               1.32       (1.69)        (7.72)         1.24
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --          --          (.01)           --
                                                               -----------------------------------------------
 Total dividends and/or distributions to shareholders             --          --          (.01)           --
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $3.14       $1.82        $ 3.51        $11.24
                                                               ===============================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                            72.53%     (48.15)%      (68.74)%       12.40%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                    $93,886     $44,150      $ 91,220      $253,471
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $62,832     $68,695      $158,376      $149,623
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                  (1.51)%     (1.61)%       (0.23)%        0.25%
 Total expenses                                                 2.70%       3.11%         2.08%         1.65%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                             1.71%       2.10%         2.04%          N/A 4
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         219%        159%           85%            6%

1. For the period from April 25, 2000 (commencement of operations) to October
31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

19  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS  Continued

 Class B       Year Ended October 31,                           2003        2002          2001        2000 1
--------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                          $1.79       $3.48        $11.20       $ 10.00
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                            (.04)       (.07)         (.06)         (.01)
 Net realized and unrealized gain (loss)                        1.31       (1.62)        (7.66)         1.21
                                                               -----------------------------------------------
 Total from investment operations                               1.27       (1.69)        (7.72)         1.20
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --          --            --            --
                                                               -----------------------------------------------
 Total dividends and/or
 distributions to shareholders                                    --          --            --            --
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $3.06       $1.79        $ 3.48        $11.20
                                                               ===============================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                            70.95%     (48.56)%      (68.93)%       12.00%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                    $69,789     $36,813      $ 75,336      $200,251
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $48,920     $58,029      $128,540      $106,620
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                           (2.23)%     (2.40)%       (0.99)%       (0.48)%
 Total expenses                                                 3.82%       3.95%         2.84%         2.39%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                             2.42%       2.94%         2.80%          N/A 4
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         219%        159%           85%           6%

1. For the period from April 25, 2000 (commencement of operations) to October
31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

20  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

 Class C       Year Ended October 31,                           2003        2002          2001        2000 1
--------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                          $1.79      $ 3.48        $11.20        $10.00
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                            (.04)       (.05)         (.05)         (.01)
 Net realized and unrealized gain (loss)                        1.31       (1.64)        (7.67)         1.21
                                                               -----------------------------------------------
 Total from investment operations                               1.27       (1.69)        (7.72)         1.20
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --          --            --            --
                                                               -----------------------------------------------
 Total dividends and/or
 distributions to shareholders                                    --          --            --            --
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $3.06       $1.79        $ 3.48        $11.20
                                                               ===============================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                            70.95%     (48.56)%      (68.93)%       12.00%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                    $26,112     $14,143       $23,121       $56,597
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $17,266     $17,800       $38,049       $28,193
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                           (2.29)%     (2.36)%       (1.00)%       (0.47)%
 Total expenses                                                 3.40%       3.84%         2.84%         2.39%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                             2.48%       2.83%         2.80%          N/A 4
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         219%        159%           85%            6%

1. For the period from April 25, 2000 (commencement of operations) to October
31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

21  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS  Continued
 Class N       Year Ended October 31,                                       2003          2002        2001 1
--------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                                      $1.81         $3.50         $6.59
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                        (.05)         (.04)         (.03)
 Net realized and unrealized gain (loss)                                    1.36         (1.65)        (3.06)
                                                                           -----------------------------------
 Total from investment operations                                           1.31         (1.69)        (3.09)
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                         --            --            --
                                                                           -----------------------------------
 Total dividends and/or
 distributions to shareholders                                                --            --            --
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                            $3.12         $1.81         $3.50
                                                                           ===================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                        72.38%       (48.29)%      (46.89)%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                                 $4,445        $1,582        $1,450
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                        $2,698        $1,547        $1,287
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                       (1.89)%       (1.80)%       (1.24)%
 Total expenses                                                             2.30%         3.05%         2.61%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                                         2.10%         2.04%         2.57%
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                     219%          159%           85%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.

22  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

 Class Y       Year Ended October 31,                           2003        2002          2001        2000 1
--------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                          $1.85       $3.55        $11.26        $10.00
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                   (.04)       (.03)           -- 2         .02
 Net realized and unrealized gain (loss)                        1.40       (1.67)        (7.69)         1.24
                                                               -----------------------------------------------
 Total from investment operations                               1.36       (1.70)        (7.69)         1.26
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --          --          (.02)           --
                                                               -----------------------------------------------
 Total dividends and/or distributions to shareholders             --          --          (.02)           --
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $3.21       $1.85        $ 3.55        $11.26
                                                               ===============================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                            73.51%     (47.89)%      (68.40)%       12.60%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                     $2,480      $  887        $1,236            $1
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $1,492      $1,057        $  331            $1
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                                  (1.05)%     (1.03)%       (0.08)%        0.33%
 Total expenses                                                 1.26%       1.57%         1.33%         1.42%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                              N/A 5      1.53%         1.23%          N/A 5
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         219%        159%           85%            6%

1. For the period from April 25, 2000 (commencement of operations) to October
31, 2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
4. Annualized for periods of less than one full year.
5. Reduction to custodian expenses less than 0.01%.

                                             Appendix to Prospectus of
                                      Oppenheimer Emerging Technologies Fund

     Graphic  Material  included  in  the  Prospectus  of  Oppenheimer  Emerging
Technologies Fund: "Annual Total Returns (Class A) (as of 12/31 each year)":

     A bar chart will be  included in the  Prospectus  of  Oppenheimer  Emerging
Technologies  Fund  (the  "Fund")  depicting  the  annual  total  returns  of  a hypothetical  investment in Class A shares of the Fund for each  calendar  year, since the Fund's inception,  without deducting sales charges or taxes. Set forth below are the relevant data points that will appear on the bar chart.

Calendar
Year                               Oppenheimer Emerging Technologies Fund
Ended                                    Class A Shares
-----                                  --------------

12/31/01                                  -55.02%
12/31/02                                  -51.17%

-------------------------------------------------------------------------------------------------------------------

Oppenheimer Emerging Technologies Fund

-------------------------------------------------------------------------------------------------------------------

6803 S. Tucson Way, Centennial, Colorado 80112-3924
1.800.225.5677

Statement of Additional Information dated December 23, 2003

     This Statement of Additional Information is not a Prospectus. This document contains  additional  information about the Fund and supplements  information in the  Prospectus  dated  December 23, 2003.  It should be read  together with the
Prospectus.  You can obtain  the  Prospectus  by writing to the Fund's  Transfer
Agent,  OppenheimerFunds  Services, at P.O. Box 5270, Denver, Colorado 80217, or
by calling  the  Transfer  Agent at the  toll-free  number  shown  above,  or by
downloading    it   from    the    OppenheimerFunds    Internet    website    at
www.oppenheimerfunds.com.

Contents                                                                  Page

About the Fund

About Your Account

Financial Information About the Fund

Appendix B: OppenheimerFunds Special Sales Charge Arrangements and Waivers.B-1

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

     The investment  objective,  the principal  investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's  investment  Manager,  OppenheimerFunds,
Inc. (the "Manager"),  can select for the Fund.  Additional  information is also provided  about  the  strategies  that the Fund  may use to try to  achieve  its objective.

     The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies  that the Fund's Manager may use in selecting portfolio  securities  will vary over time. The Fund is not required to use all of the  investment  techniques and  strategies  described  below at all times in seeking its objective.  It may use some of the special  investment techniques and strategies at some times or not at all.

     |X| Investments in Equity  Securities.  The Fund focuses its investments in equity  securities  of  companies  that the Manager  believes  will benefit from existing  technologies  as well as enhancement  and  improvements in technology.
Equity securities include common stocks,  preferred stocks, rights and warrants, and  securities  convertible  into  common  stock.  The Fund  does not limit its
holdings  of  equity   securities   to  companies  of  any   particular   market
capitalization range. Current income is not a criterion used to select portfolio securities.  However,  certain  debt  securities  may be selected for the Fund's portfolio for defensive  purposes  (including  debt  securities that the Manager believes may offer some  opportunities for capital  appreciation when stocks are disfavored).  Other debt securities may be selected because they are convertible into common stock, as discussed below in "Convertible Securities."

     |_| Over-the-Counter Securities. Securities of small capitalization issuers may be traded on securities  exchanges or in the  over-the-counter  market.  The over-the-counter  markets,  both in the U.S. and abroad, may have less liquidity than securities exchanges.  That can affect the price the Fund is able to obtain when it wants to sell a security.

     Small-cap  growth  companies  may offer greater  opportunities  for capital appreciation  than securities of large,  more  established  companies.  However, these securities also involve greater risks than securities of larger companies.
Securities  of small  capitalization  issuers  may be subject  to greater  price volatility  in general  than  securities  of  large-cap  and mid-cap  companies.
Therefore, to the degree that the Fund has investments in smaller capitalization companies at times of market  volatility,  the Fund's share price may  fluctuate more. As noted below,  the Fund limits its  investments in unseasoned  small cap issuers.

     Convertible  Securities.  While some  convertible  securities are a form of debt security,  in many cases their conversion feature (allowing conversion into equity  securities)  causes them to be  regarded by the Manager  more as "equity equivalents."  As a result,  the credit rating assigned to the security has less impact on the Manager's  investment  decision with respect to  convertible  debt securities  than in the  case of  non-convertible  fixed-income  securities.  To
determine  whether   convertible   securities  should  be  regarded  as  "equity
equivalents," the Manager examines the following factors:

     (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,

     (2) whether  the issuer of the  convertible  securities  has  restated  its earnings per share of common stock on a fully  diluted  basis  (considering the effect of conversion of the convertible securities), and

     (3) the extent to which the convertible security may be a defensive "equity substitute,"  providing the ability to participate in any  appreciation  in the price of the issuer's common stock.

     Convertible  securities  rank  senior  to common  stock in a  corporation's capital  structure  and  therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

     The value of a convertible security is a function of its "investment value"
and its  "conversion  value." If the  investment  value  exceeds the  conversion value,  the security will behave more like a debt  security,  and the security's price will likely increase when prevailing interest rates fall and decrease when prevailing  interest rates rise. If the conversion  value exceeds the investment value,  the security  will behave more like an equity  security:  it will likely sell at a  premium  over  its  conversion  value,  and its  price  will  tend to fluctuate directly with the price of the underlying security.

     The  Fund  has no  limitations  on the  ratings  of  the  convertible  debt
securities   that  it  can  buy.   They   can   include   securities   that  are
investment-grade or below investment grade. Securities that are below investment grade (whether they are rated by a nationally-recognized  rating organization or are unrated securities that the Manager deems to be below investment grade) have greater risks of default than investment-grade  securities.  Additionally,  debt securities  are subject to interest  rate risk.  Their  values tend to fall when interest  rates  rise.  The  Fund  does  not  anticipate  that it will  invest a substantial amount of its assets in these types of securities.

     Rights and Warrants.  The Fund can invest up to 5% of its total assets in warrants or rights. That 5% limit does not apply to warrants and rights the Fund has  acquired  as part of units of  securities  or that  are  attached  to other securities that the Fund buys. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not  necessarily  move parallel to the prices of the  underlying  securities.
Rights are similar to  warrants,  but  normally  have a short  duration  and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting  rights,  receive no dividends  and have no rights with respect to the assets of the issuer.

     Preferred  Stock.  Preferred  stock,  unlike common  stock,  has a stated
dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative.  "Cumulative"  dividend  provisions require all or a portion of prior unpaid  dividends to be paid before  dividends  can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend  exceeding the stated dividend in certain cases.

     If interest rates rise, the fixed dividend on preferred  stocks may be less attractive,  causing the price of preferred  stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or  redemptions  prior to  maturity,  which can also have a  negative  impact on prices when interest rates decline.  Preferred  stock generally has a preference over common stock on the distribution of a corporation's  assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's  assets in the event of a liquidation are generally  subordinate to the rights associated with a corporation's debt securities.

     Initial  Public  Offerings  (IPOs).  The Fund may purchase  securities in
IPOs.  By  definition,  IPOs have not  traded  publicly  until the time of their offering.  Special risks  associated  with IPOs may include a limited  number of shares available for trading,  unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing  prices. In addition,  some IPOs are involved in relatively  new  industries  or lines of business,  which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies,  without revenues or operating income, or the near-term prospects of such. In addition,  foreign initial public offerings  are subject to foreign  political and currency  risks.  Many IPOs are issued by undercapitalized companies of small or microcap size.

     Foreign  Securities.  The Fund can purchase equity  securities  issued or guaranteed by foreign companies.  "Foreign  securities"  include equity and debt  securities of companies  organized  under the laws of countries other than the United States. They may be traded on foreign securities  exchanges or in the foreign over-the-counter markets.

     Securities of foreign issuers that are  represented by American  Depository
Receipts or that are listed on a U.S.  securities exchange or traded in the U.S.
over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's  investment  allocations.  That is because they are not subject to many of the special  considerations  and risks,  discussed below,  that apply to foreign securities traded and held abroad.

     Investing in foreign  securities  offers  potential  benefits not available from  investing  solely in  securities  of domestic  issuers.  They  include the opportunity to invest in foreign issuers that appear to offer growth  potential, or in foreign countries with economic policies or business cycles different from those of the  U.S.,  or to  reduce  fluctuations  in  portfolio  value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S.
markets.  The Fund  will  hold  foreign  currency  only in  connection  with the purchase or sale of foreign securities.

     |_|  Risks of Foreign  Investing.  Investments  in foreign  securities may offer special  opportunities  for investing but also present special  additional risks and considerations  not typically  associated with investments in domestic securities. Some of these additional risks are:

     o reduction of income by foreign taxes;

     o fluctuation  in value of foreign  investments  due to changes in currency rates or currency control regulations (for example, currency blockage);

     o transaction charges for currency exchange;

     o lack of public information about foreign issuers;

     o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

     o less volume on foreign exchanges than on U.S. exchanges;

     o greater  volatility  and less  liquidity  on foreign  markets than in the
U.S.;

     o less  governmental  regulation of foreign  issuers,  stock  exchanges and brokers than in the U.S.;

     o greater difficulties in commencing lawsuits;

     o higher brokerage commission rates than in the U.S.;

     o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio  securities;

     o possibilities in some countries of expropriation,  confiscatory taxation, political,  financial or social instability or adverse diplomatic  developments;
and

     o unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S.  government policies have discouraged certain investments abroad by U.S.  investors,  through  taxation or other  restrictions,  and it is possible that such restrictions could be re-imposed.

     |X| Passive Foreign Investment  Companies.  Some securities of corporations domiciled  outside the U.S. which the Fund may purchase,  may be considered passive foreign investment  companies  ("PFICs") under U.S. tax laws. PFICs are those foreign  corporations  which generate  primarily  passive income.
     They tend to be growth companies or "start-up"  companies.  For federal tax purposes,  a  corporation  is  deemed a PFIC if 75% or more of the  foreign corporation's  gross income for the income year is passive income or if 50%
     or more of its  assets  are  assets  that  produce  or are held to  produce passive  income.  Passive  income is  further  defined  as any income to be considered  foreign  personal  holding  company income within the subpart F provisions defined by IRCss.954.

     Investing in PFICs involves the risks  associated with investing in foreign securities,  as described above.  There are also the risks that the Fund may not realize  that a foreign  corporation  it  invests in is a PFIC for  federal  tax purposes.  Federal tax laws impose  severe tax penalties for failure to properly report  investment income from PFICs.  Following  industry  standards,  the Fund makes every  effort to ensure  compliance  with  federal tax  reporting of these investments.  PFICs are  considered  foreign  securities for the purposes of the
Fund's minimum  percentage  requirements  or limitations of investing in foreign securities.

     Subject to the limits under the  Investment  Company Act, the Fund may also invest in foreign  mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is  generally  passive  income).  Investing in these types of PFICs may allow  exposure to various  countries  because  some  foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

     In  addition  to bearing  their  proportionate  share of a fund's  expenses
(management fees and operating expenses), shareholders will also indirectly bear similar  expenses  of such  entities.  Additional  risks of  investing  in other investment  companies are described below under  "Investment in Other Investment
Companies."

     |_| Special  Risks of Emerging  Markets.  Emerging and  developing  markets abroad may also  offer  special  opportunities  for  growth  investing  but have greater  risks than more  developed  foreign  markets,  such as those in Europe,
Canada,  Australia,  New Zealand and Japan.  There may be even less liquidity in their securities  markets,  and settlements of purchases and sales of securities may be subject  to  additional  delays.  They are  subject  to greater  risks of limitations  on the  repatriation  of income and  profits  because  of  currency restrictions  imposed by local governments.  Those countries may also be subject to the risk of greater  political  and economic  instability,  which can greatly affect the volatility of prices of securities in those countries.

     Portfolio  Turnover.  "Portfolio  turnover" describes the rate at which the
Fund traded its portfolio  securities  during its last fiscal year. For example, if a fund sold all of its  securities  during the year,  its portfolio  turnover rate would have been 100%  annually.  The Fund's  portfolio  turnover  rate will fluctuate from year to year,  and the Fund expects to have a portfolio  turnover rate of more than 100% annually.

     Increased portfolio turnover creates higher brokerage and transaction costs for the Fund,  which may  reduce  its  overall  performance.  Additionally,  the realization  of capital gains from selling  portfolio  securities  may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally  distribute  all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

     Other Investment Techniques and Strategies.  In seeking its objective,  the
Fund  from  time to time can  employ  the  types of  investment  strategies  and investments  described  below. It is not required to use all of these strategies at all times, and at times may not use them.

     Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies.  These are companies that have been in operation for less than three (3) years,  including the  operations  of any  predecessors.
Securities of these companies may be subject to volatility in their prices. They might have a limited  trading market,  which could  adversely  affect the Fund's ability to dispose of them and could  reduce the price the Fund might be able to obtain  for  them.  Other  investors  that  own a  security  issued  by a small, unseasoned  issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might  otherwise be obtained.  The Fund  currently does not intend to invest more than 15% of its net assets in those securities.

      Illiquid and  Restricted  Securities.  Under the policies and  procedures established  by the  Fund's  Board  of  Trustees,  the  Manager  determines  the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not registered  under  applicable  securities laws, the Fund may have to cause those securities to be registered. The expenses of  registering  restricted  securities  may be  negotiated by the Fund with the issuer at the time the Fund  buys the  securities.  When the Fund  must  arrange registration because the Fund wishes to sell the security, a considerable period may elapse  between the time the  decision is made to sell the  security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     The Fund can also acquire restricted securities through private placements.
Those  securities have  contractual  restrictions on their public resale.  Those restrictions  might limit the Fund's  ability to dispose of the  securities  and might lower the amount the Fund could realize upon the sale.

     The Fund has limitations that apply to purchases of restricted  securities, as  stated  in the  Prospectus.  Those  percentage  restrictions  do  not  limit purchases  of  restricted  securities  that are  eligible  for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability of reliable  pricing  information,  among other factors.  If there is a lack of  trading  interest  in a  particular  Rule  144A security, the Fund's holdings of that security may be considered to be illiquid.

     Illiquid  securities  include repurchase  agreements  maturing in more than seven (7) days.

     Loans of Portfolio  Securities.  To raise cash for liquidity purposes,  the
Fund can lend its portfolio  securities  to brokers,  dealers and other types of financial institutions approved by the Fund's Board of Trustees. These loans are limited to no more than 25% of the value of the Fund's total assets.

     There are some risks in connection with securities lending.  The Fund might experience a delay in receiving  additional  collateral  to secure a loan,  or a delay in recovery of the loaned  securities if the borrower  defaults.  The Fund must  receive  collateral  for  a  loan.  Under  current  applicable  regulatory requirements  (which  are  subject to  change),  on each  business  day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash,  bank letters of credit,  securities of the U.S.  government or its agencies or  instrumentalities,  or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit must obligate a bank to pay  amounts  demanded  by the Fund if the  demand  meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

     When it lends securities,  the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities  used as  collateral,  and (c) interest on any short-term debt securities purchased with such loan collateral.  Either type of interest may be shared with the  borrower.  The Fund may also pay  reasonable finder's,  custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable  tests under the Internal Revenue
Code and must permit the Fund to reacquire  loaned  securities on five (5) days'
notice or in time to vote on any important matter.

     Borrowing for Leverage.  The Fund has the ability to borrow from banks on an unsecured  basis to invest the borrowed funds in portfolio  securities.  This speculative  technique  is known as  "leverage."  The Fund may borrow  only from banks. Under current regulatory requirements, borrowings can be made only to the extent  that the value of the Fund's  assets,  less its  liabilities  other than borrowings,  is equal to at least 300% of all borrowings (including the proposed borrowing).  If the value of the  Fund's  assets  fails to meet this 300%  asset coverage  requirement,  the Fund will reduce its bank debt within three (3) days to meet the requirement.  To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

     The Fund will pay interest on these loans,  and that interest  expense will raise the  overall  expenses  of the Fund and  reduce  its  returns.  If it does borrow,  its expenses will be greater than  comparable  funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more  than  that of funds  that do not  borrow.  Currently,  the  Fund  does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree.

       Non-Diversification   of  Investments.   The  Fund  is  operated  as  a
"non-diversified"  portfolio. As a non-diversified  investment company, the Fund may be subject  to  greater  risks  than a  diversified  company  because of the possible  fluctuation in the values of securities of fewer issuers.  However, at the close of each fiscal  quarter at least 50% of the value of the Fund's  total assets will be represented  by one or more of the  following:  (i) cash and cash items, including receivables;  (ii) U.S. government securities; (iii) securities of other regulated  investment  companies;  and (iv) securities (other than U.S.
government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations:  (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire  amount of the  securities  of such issuer  owned by the Fund will not represent more than 10% of the  outstanding  voting  securities of such issuer.  Additionally,  not more than 25% of the value of a Fund's  total assets may be invested in the securities of any one issuer.

      Derivatives.  The Fund can invest in a variety of derivative  investments to seek income for  liquidity  needs or for hedging  purposes.  Some  derivative investments the Fund can use are the hedging instruments described below in this
Statement of Additional  Information.  However,  the Fund does not use, and does not  currently  contemplate  using,  derivatives  or  hedging  instruments  to a significant degree.

     Some  of  the  derivative   investments  the  Fund  can  use  include  debt
exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer.  At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the  issuer's  common stock at the time of maturity.  Both alternatives present a risk that the amount payable at maturity will be less than the  principal  amount of the debt because the price of the  issuer's  common  stock  might  not be as high as the  Manager expected.

     Hedging. Although the Fund does not anticipate the extensive use of hedging instruments,  the Fund can use them.  It is not required to do so in seeking its goal. To attempt to protect  against  declines in the market value of the Fund's portfolio,  to  permit  the Fund to  retain  unrealized  gains  in the  value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could: ? sell futures contracts,  ? buy puts on such  futures  or on  securities,  or ? write  covered  calls on  securities  or futures.

     The Fund can use hedging to establish a position in the  securities  market as a temporary substitute for purchasing particular securities. In that case the
Fund would  normally seek to purchase the  securities  and then  terminate  that hedging  position.  The Fund  might  also use this type of hedge to  attempt  to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

     buy futures, or

     buy calls on such futures or on securities.

     If the Fund  hedges with  futures  and/or  options on  futures,  it will be incidental  to  the  Fund's  activities  in  the  underlying  cash  market.  The particular  hedging  instruments the Fund can use are described  below. The Fund may employ new hedging  instruments and strategies  when they are developed,  if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

     Futures.  The Fund can buy and sell  futures  contracts  that relate to (1)
broadly-based  stock indices  (these are referred to as "stock index  futures"),
(2) an  individual  stock  ("single  stock  futures")  (3)  other  broadly-based securities  indices  (these are referred to as  "financial  futures"),  (4) debt securities  (these are  referred to as  "interest  rate  futures"),  (5) foreign currencies (these are referred to as "forward  contracts"),  and (6) commodities
(these are referred to as "commodity futures").

     A  broadly-based  stock index is used as the basis for trading  stock index futures.  They may in some cases be based on stocks of  issuers in a  particular industry or group of industries.  A stock index assigns  relative  values to the common stocks included in the index and its value  fluctuates in response to the changes in value of the underlying  stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index.  These  contracts  obligate the seller to deliver,  and the  purchaser  to take,  cash to settle the futures transaction.  There is no delivery made of the  underlying  securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

     The Fund can invest a portion of its assets in commodity futures contracts.
Commodity  futures  may be based upon  commodities  within  five main  commodity groups: (1) energy,  which includes crude oil, natural gas, gasoline and heating oil; (2) livestock,  which  includes  cattle and hogs;  (3)  agriculture,  which includes wheat, corn, soybeans,  cotton, coffee, sugar and cocoa; (4) industrial metals,  which includes  aluminum,  copper,  lead, nickel, tin and zinc; and (5)
precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures  contracts,  options on futures contracts and options and  futures on  commodity  indices  with  respect to these five main  commodity groups and the individual  commodities within each group, as well as other types of commodities.

     An interest rate future  obligates the seller to deliver (and the purchaser to take)  cash or a  specified  type of debt  security  to  settle  the  futures transaction.  Either party could also enter into an offsetting contract to close out the  position.  Similarly,  a single  stock future  obligates  the seller to deliver  (and the  purchaser  to take) cash or a  specified  equity  security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

     No  money is paid or  received  by the  Fund on the  purchase  or sale of a future. Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment with the futures  commission  merchant  (the
"futures  broker").  Initial  margin  payments will be deposited with the Fund's custodian bank in an account  registered in the futures broker's name.  However, the  futures  broker  can gain  access  to that  account  only  under  specified conditions.  As the future is marked to market (that is, its value on the Fund's books is  changed) to reflect  changes in its market  value,  subsequent  margin payments,  called  variation  margin,  will be paid to or by the futures  broker daily.

     At any time prior to expiration of the future,  the Fund may elect to close out  its  position  by  taking  an  opposite  position,  at  which  time a final determination  of variation  margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax purposes.  All futures  transactions (except forward contracts)
are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

     Put and  Call  Options.  The Fund  can buy and  sell  certain  kinds of put options  ("puts")  and  call  options  ("calls").  The  Fund  may buy  and  sell exchange-traded  and  over-the-counter  put and call  options,  including  index options, securities options, currency options, and options on the other types of futures described above.

     Writing  Covered Call  Options.  The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating  liquid assets to enable the Fund to satisfy its  obligations if the call is exercised.  Up to 25%
of the Fund's total assets may be subject to calls the Fund writes.

     When the Fund writes a call on a security,  it receives  cash (a  premium).
The  Fund  agrees  to  sell  the  underlying   security  to  a  purchaser  of  a
corresponding  call on the  same  security  during  the call  period  at a fixed exercise price  regardless of market price changes  during the call period.  The call  period is usually not more than nine (9) months.  The  exercise  price may differ from the market price of the underlying  security.  The Fund has the risk of loss that the price of the  underlying  security may decline  during the call period. That risk may be offset to some extent by the premium the Fund receives.
If the value of the investment  does not rise above the call price, it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index,  it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise  price, multiplied by a specified  multiple that  determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price,  it is likely that the call will lapse  without being exercised. In that case, the Fund would keep the cash premium.

     The  Fund's  custodian  bank,  or a  securities  depository  acting for the custodian,  will act as the Fund's escrow agent,  through the  facilities of the
Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has  written  calls  traded  on  exchanges  or as  to  other  acceptable  escrow securities.  In that way, no margin will be required for such transactions.  OCC will release the  securities  on the  expiration  of the option or when the Fund enters into a closing transaction.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an  arrangement  with a primary  U.S.  government  securities  dealer which will establish  a formula  price at which the Fund  will have the  absolute  right to repurchase  that OTC option.  The  formula  price will  generally  be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat  as  illiquid  (for  purposes  of  its  restriction  on  holding  illiquid securities)  the  mark-to-market  value of any OTC  option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding  call in a "closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium received on the call the Fund wrote is more or less  than the  price of the call the Fund  purchases  to close  out the transaction.  The Fund may  realize  a profit if the call  expires  unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal  income tax  purposes,  as are the  premiums on lapsed  calls.  When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

     Writing  Uncovered  Call Options on Future  Contracts.  The Fund can also write  calls on a futures  contract  without  owning  the  futures  contract  or securities  deliverable  under the  contract.  To do so, at the time the call is written,  the Fund must cover the call by identifying on its books an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the  segregated  assets drops below 100% of the current value of the future. Because of this segregation  requirement,  in no circumstances would the Fund's  receipt of an exercise  notice as to that future require the Fund to deliver a futures  contract.  It would  simply  put the Fund in a short  futures position, which is permitted by the Fund's hedging policies.

      Writing  Put  Options.  The Fund may sell put  options.  A put option on securities  gives the purchaser the right to sell, and the writer the obligation to buy,  the  underlying  investment  at the  exercise  price  during the option period.  The Fund  will not write  puts if,  as a  result,  more than 50% of the
Fund's net assets would be required to be segregated to cover such put options.

     If the  Fund  writes  a put,  the put  must be  covered  by  liquid  assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying  investment  remains equal to or above the exercise price of the put. However,  the Fund also assumes the obligation  during the option period to buy the underlying  investment  from the buyer of the put at the exercise price,  even if the value of the investment falls  below  the  exercise  price.  If a  put  the  Fund  has  written  expires unexercised,  the Fund  realizes  a gain in the amount of the  premium  less the transaction costs incurred.  If the put is exercised,  the Fund must fulfill its obligation to purchase the  underlying  investment at the exercise  price.  That price will usually  exceed the market value of the  investment  at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium  received  minus the sum of the exercise  price and any  transaction costs the Fund incurred.

     When writing a put option on a security,  to secure its  obligation  to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying  securities.
The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

     As long as the Fund's  obligation  as the put writer  continues,  it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take  delivery of the  underlying  security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives  an  exercise  notice,  the Fund  effects a closing  purchase transaction by purchasing a put of the same series as it sold. Once the Fund has
been  assigned  an  exercise  notice,   it  cannot  effect  a  closing  purchase
transaction.

     The Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting a closing  purchase  transaction  will also permit  the Fund to write  another  put option on the  security,  or to sell the security and use the proceeds from the sale for other investments. The Fund will realize  a profit  or loss  from a closing  purchase  transaction  depending  on whether the cost of the  transaction  is less or more than the premium  received from  writing  the put option.  Any profits  from  writing  puts are  considered short-term  capital gains for federal tax purposes,  and when distributed by the
Fund, are taxable as ordinary income.

     Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the  securities  market.  When the  Fund  buys a call  (other  than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying  investment from a seller of a corresponding call on the same investment  during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period,  the market price of the  underlying  investment is above the sum of the call price plus the transaction  costs and the premium paid for the call and the Fund  exercises the call.  If the Fund does not  exercise  the call or sell it  (whether or not at a profit), the call will become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to  purchase  the  underlying investment.

     The Fund can buy puts whether or not it holds the underlying  investment in its portfolio.  When the Fund purchases a put, it pays a premium and,  except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

     Buying a put on an  investment  the Fund  does not own (such as an index or future)  permits  the Fund  either  to resell  the put or to buy the  underlying investment  and sell it at the  exercise  price.  The  resale  price  will  vary inversely to the price of the underlying investment.  If the market price of the underlying  investment is above the exercise price and, as a result,  the put is not exercised, the put will become worthless on its expiration date.

     Buying a put on  securities  or futures  the Fund owns  enables the Fund to attempt to protect  itself during the put period  against a decline in the value of the underlying  investment below the exercise price by selling the underlying investment  at the  exercise  price to a seller of a  corresponding  put. If the market  price of the  underlying  investment  is equal to or above the  exercise price and, as a result,  the put is not exercised or resold, the put will become worthless  at its  expiration  date.  In that  case the Fund  will have paid the premium but lost the right to sell the underlying investment.  However, the Fund may  sell  the put  prior to its  expiration.  That  sale may or may not be at a profit.

     When the Fund  purchases  a call or put on an  index or  future,  it pays a premium,  but  settlement  is in cash rather than by delivery of the  underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities  market generally) rather than on price movements in individual securities or futures contracts.

     The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      Buying and Selling  Options on Foreign  Currencies.  The Fund can buy and
sell  calls and puts on foreign  currencies.  They  include  puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major  recognized  dealers in such options.  The Fund could use these calls and puts to try to protect  against  declines in the dollar value of foreign  securities  and increases in the dollar cost of foreign  securities the
Fund wants to acquire.

     If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated,  the increased cost of those securities may be partially  offset by purchasing  calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign  currency,  the  decline in the  dollar  value of  portfolio  securities denominated  in that  currency  might be  partially  offset by writing  calls or purchasing  puts on that foreign  currency.  However,  the currency  rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium  payments and transaction  costs without a corresponding benefit.

     A call the Fund writes on a foreign  currency is "covered" if the Fund owns the  underlying  foreign  currency  covered by the call or has an  absolute  and immediate  right to  acquire  that  foreign  currency  without  additional  cash consideration  (or it can do so for additional cash  consideration  identifiedon its books) upon  conversion  or exchange of other  foreign  currency held in its portfolio.

     The Fund  could  write a call on a  foreign  currency  to  provide  a hedge against a decline in the U.S.  dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.  That decline might be one that occurs due to an expected adverse change in the exchange  rate.  This is known as a  "cross-hedging"  strategy.  In those circumstances, the Fund covers the option by identifying on its books cash, U.S.
government  securities or other liquid,  high-grade debt securities in an amount equal to the exercise price of the option.

     Risks of Hedging with Options and Futures. The use of hedging instruments requires  special  skills  and  knowledge  of  investment  techniques  that  are different than what is required for normal portfolio management.  If the Manager uses a  hedging  instrument  at the  wrong  time  or  judges  market  conditions incorrectly,  hedging  strategies may reduce the Fund's  return.  The Fund could also experience  losses if the prices of its futures and options  positions were not correlated with its other investments.

     The Fund's option  activities could affect its portfolio  turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related  portfolio  securities,  thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments,  increasing  portfolio  turnover.  Although the decision whether to exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

     The Fund could pay a brokerage  concession each time it buys a call or put, sells a call or put, or buys or sells an  underlying  investment  in  connection with the  exercise  of a call or put.  Those  concessions  could be  higher on a relative  basis  than  the  concessions  for  direct  purchases  or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently,  put and call options offer large  amounts of  leverage.  The  leverage  offered by trading in options could  result in the Fund's net asset value being more  sensitive  to changes in the value of the underlying investment.

     If a covered call written by the Fund is  exercised on an  investment  that has increased in value,  the Fund will be required to sell the investment at the call  price.  It will not be able to realize  any profit if the  investment  has increased in value above the call price.

     An  option  position  may be  closed  out  only on a market  that  provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular  option.  The Fund might experience  losses if it could not close out a position  because of an  illiquid market for the future or option.

     There is a risk in using  short  hedging by selling  futures or  purchasing puts on indices or futures to attempt to protect  against  declines in the value of the Fund's portfolio  securities.  The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging  instruments in a short hedge, the market might advance and the value of the securities  held in the Fund's  portfolio  might  decline.  If that occurred,  the  Fund  would  lose  money  on the  hedging  instruments  and also experience a decline in the value of its portfolio  securities.  However,  while this could occur for a very brief  period or to a very small  degree,  over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of  imperfect  correlation  increases  as the  composition  of the
Fund's portfolio diverges from the securities  included in the applicable index.
To  compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being  hedged and  movements  in the price of the hedging instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

     The ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions,  due to  differences  in the  nature of those  markets.
First,  all participants in the futures market are subject to margin deposit and
maintenance   requirements.   Rather  than  meeting  additional  margin  deposit
requirements,   investors  may  close  futures  contracts   through   offsetting
transactions  which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends  on participants entering into offsetting  transactions rather than making or taking delivery. To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     The Fund  can use  hedging  instruments  to  establish  a  position  in the securities  markets as a temporary  substitute  for the  purchase of  individual securities  (long  hedging)  by buying  futures  and/or  calls on such  futures, indices or on  securities.  It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline  further or for other  reasons,  the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      Forward  Contracts.  Forward  contracts  are  foreign  currency  exchange contracts.  They are used to buy or sell foreign currency for future delivery at a fixed  price.  The Fund  uses  them to "lock  in" the U.S.  dollar  price of a security  denominated in a foreign currency that the Fund has bought or sold, or to protect  against  possible  losses from changes in the relative values of the
U.S.  dollar and a foreign  currency.  The Fund  limits its  exposure in foreign currency  exchange  contracts in a particular  foreign currency to the amount of its assets denominated in that currency or a  closely-correlated  currency.  The
Fund may also use  "cross-hedging"  where the Fund  hedges  against  changes  in currencies other than the currency in which a security it holds is denominated.

     Under a forward contract,  one party agrees to purchase,  and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the  contract  agreed upon by the  parties.  The transaction  price  is set at the time  the  contract  is  entered  into.  These contracts are traded in the inter-bank market conducted  directly among currency traders (usually large commercial banks) and their customers.

     The Fund can use forward  contracts to protect  against  uncertainty in the level of future exchange rates. The use of forward  contracts does not eliminate the risk of  fluctuations  in the prices of the  underlying  securities the Fund owns or intends  to  acquire,  but it does fix a rate of  exchange  in  advance.
Although  forward  contracts  may  reduce the risk of loss from a decline in the value of the hedged currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign  currency,  or when it anticipates  receiving  dividend payments in a foreign  currency,  the Fund might  desire to  "lock-in"  the U.S.
dollar  price of the  security or the U.S.  dollar  equivalent  of the  dividend payments.  To do so,  the Fund  could  enter  into a  forward  contract  for the purchase or sale of the amount of foreign  currency  involved in the  underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a  "transaction  hedge." The  transaction  hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period  between the date on which the  security is  purchased  or sold or on which the payment is  declared,  and the date on which the  payments are made or received.

     The Fund could also use forward  contracts to lock in the U.S. dollar value of  portfolio  positions.  This is  called  a  "position  hedge."  When the Fund believes that foreign  currency might suffer a substantial  decline  against the
U.S.  dollar,  it could enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial  decline against a foreign  currency,  it could enter into a forward  contract to buy that  foreign  currency  for a fixed dollar amount.  Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar  amount if the Fund believes that the U.S. dollar value of the foreign  currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

     The Fund will cover its short  positions in these cases by  identifying  on its books  liquid  assets  having a value equal to the  aggregate  amount of the
Fund's commitment under forward contracts.  The Fund will not enter into forward contracts or maintain a net exposure to such  contracts if the  consummation  of the contracts  would obligate the Fund to deliver an amount of foreign  currency in  excess of the  value of the  Fund's  portfolio  securities  or other  assets denominated  in that  currency  or another  currency  that is the subject of the hedge.

     However,  to avoid excess  transactions and transaction costs, the Fund may maintain  a net  exposure  to  forward  contracts  in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase a call option  permitting  the Fund to purchase the amount of foreign  currency being hedged by a forward sale contract at a price no higher than the forward  contract price.  As another  alternative, the Fund may  purchase  a put option  permitting  the Fund to sell the amount of foreign currency  subject to a forward  purchase  contract at a price as high or higher than the forward contract price.

     The precise  matching of the amounts under forward  contracts and the value of the securities  involved  generally  will not be possible  because the future value  of  securities  denominated  in  foreign  currencies  will  change  as  a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the
security  and  deliver  foreign   currency  to  settle  the  original   purchase
obligation.  If the  market  value of the  security  is less than the  amount of foreign  currency  the Fund is  obligated  to  deliver,  the Fund  might have to purchase  additional  foreign  currency on the "spot"  (that is, cash) market to settle the security trade.  If the market value of the security  instead exceeds the amount of foreign  currency  the Fund is  obligated to deliver to settle the trade,  the Fund  might  have to sell on the  spot  market  some of the  foreign currency  received  upon  the sale of the  security.  There  will be  additional transaction costs on the spot market in those cases.

     The  projection  of  short-term  currency  market  movements  is  extremely difficult,  and the  successful  execution of a short-term  hedging  strategy is highly uncertain.  Forward contracts involve the risk that anticipated  currency movements will not be accurately  predicted,  causing the Fund to sustain losses on these contracts and to pay additional  transactions costs. The use of forward contracts  in this  manner  might  reduce  the Fund's  performance  if there are unanticipated  changes in currency  prices to a greater  degree than if the Fund had not entered into such contracts.

     At or before the maturity of a forward contract  requiring the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the security  and offset its  contractual  obligation  to deliver  the  currency  by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the  currency  that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same  amount of the same  currency  on the  maturity  date of the first contract.  The Fund would  realize a gain or loss as a result of  entering  into such an offsetting forward contract under either circumstance.  The gain or loss will  depend on the  extent  to which the  exchange  rate or rates  between  the currencies  involved moved between the execution dates of the first contract and offsetting contract.

     The costs to the Fund of engaging in forward  contracts varies with factors such as the  currencies  involved,  the  length of the  contract  period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal  basis,  no  brokerage  fees or  concessions  are  involved.
Because these  contracts  are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign  currencies into U.S. dollars on a daily basis.  The Fund may convert foreign  currency from time to time, and will incur  costs in doing  so.  Foreign  exchange  dealers  do not  charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various  currencies.  Thus, a dealer might offer to sell a foreign  currency  to the Fund at one  rate,  while  offering  a lesser  rate of  exchange  if the Fund  desires to resell  that  currency to the dealer.

      Regulatory  Aspects  of Hedging  Instruments.  The  Commodities  Futures
Trading  Commission  (the "CFTC")  recently  eliminated  limitations  on futures trading by certain regulated entities including registered  investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity  Exchange Act
("CEA").  The Fund may use futures  and  options  for  hedging  and  non-hedging purposes to the extent consistent with its investment  objective,  internal risk management  guidelines  adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's  prospectus or this statement of additional information.

     Transactions in options by the Fund are subject to limitations  established by the option exchanges.  The exchanges limit the maximum number of options that may be  written or held by a single  investor  or group of  investors  acting in concert.  Those limits apply  regardless  of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities,  including other investment  companies having the same  advisor as the Fund (or an advisor  that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions.  An exchange  may order the  liquidation  of  positions  found to be in violation of those limits and may impose certain other sanctions.

     Under  interpretations of staff of the SEC regarding applicable  provisions of the Investment  Company Act of 1940 (the "Investment  Company Act"), when the
Fund purchases a future,  it must segregate  liquid assets in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

     Tax Aspects of Certain  Hedging  Instruments.  Certain  foreign  currency exchange  contracts  in which the Fund may invest are treated as  "Section  1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are  characterized as 60% long-term and 40% short-term capital  gains or losses  under the Code.  However,  foreign  currency  gains or losses arising from Section 1256 contracts that are forward contracts  generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the  Fund  at the  end of  each  taxable  year  are  "marked-to-market,"  and unrealized  gains or losses are  treated  as though  they were  realized.  These contracts also may be  marked-to-market  for purposes of determining  the excise tax applicable to investment company  distributions and for other purposes under rules prescribed  pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

     Certain  forward  contracts the Fund enters into may result in  "straddles"
for federal income tax purposes. The straddle rules may affect the character and timing  of gains  (or  losses)  recognized  by the Fund on  straddle  positions.
Generally,  a loss  sustained  on the  disposition  of a  position  making  up a straddle is allowed  only to the extent that the loss  exceeds any  unrecognized gain in the  offsetting  positions  making up the straddle.  Disallowed  loss is generally  allowed  at the  point  where  there is no  unrecognized  gain in the offsetting  positions  making up the  straddle,  or the  offsetting  position is disposed of.

     Under the Internal  Revenue Code, the following gains or losses are treated as ordinary income or loss:

     (1) gains or losses  attributable  to  fluctuations  in exchange rates that occur between the time the Fund accrues  interest or other  receivables  or accrues expenses or other liabilities denominated in a foreign currency and the  time  the  Fund  actually  collects  such  receivables  or  pays  such liabilities, and

     (2) gains or losses  attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security  denominated in a foreign currency or foreign  currency  forward  contracts and the date of disposition.

     Currency  gains and losses are offset  against  market  gains and losses on each  trade  before  determining  a net  "Section  988"  gain or loss  under the
Internal Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

     Temporary  Defensive  and Interim  Investments.  When  market,  economic or political  conditions  are  unstable,  or the Manager  believes it is  otherwise appropriate  to reduce  holdings in stocks,  the Fund can invest in a variety of debt  securities  for  defensive  purposes.  The Fund can  also  purchase  these securities  for liquidity  purposes to meet cash needs due to the  redemption of
Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

     |_|    high-quality    (rated   in   the   top   rating    categories    of
     nationally-recognized  rating  organizations or deemed by the Manager to be of comparable  quality),  short-term  money market  instruments,  including those issued by the U. S. Treasury or other government agencies,

     |_| commercial paper (short-term,  unsecured,  promissory notes of domestic
     or   foreign   companies)   rated  in  the  top   rating   category   of  a
     nationally-recognized rating organization,

     |_| debt obligations of corporate issuers, rated investment-grade (rated at least Baa by Moody's  Investors  Service,  Inc. or at least BBB by Standard
     &  Poor's  Corporation,  or  a  comparable  rating  by  another  rating organization),  or  unrated  securities  judged  by the  Manager  to have a comparable quality to rated securities in those categories,

     |_| preferred stocks,

     |_|  certificates  of deposit and  bankers'  acceptances  of  domestic  and foreign banks and savings and loan associations, and

     |_| repurchase agreements.

     Short-term debt securities would normally be selected for defensive or cash management  purposes  because they can normally be disposed of quickly,  are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

     Repurchase   Agreements.   The  Fund  can  acquire  securities  subject  to
repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities  transactions, or for temporary defensive purposes, as described below.

     In  a  repurchase   transaction,   the  Fund  buys  a  security  from,  and
simultaneously  resells it to, an approved vendor for delivery on an agreed-upon future  date.  The resale  price  exceeds the  purchase  price by an amount that reflects an agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include U.S.  commercial banks,  U.S.  branches  of  foreign  banks,  or  broker-dealers  that  have been designated as primary  dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

     The  majority  of these  transactions  run from  day to day,  and  delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase  agreements  having a maturity  beyond  seven days are subject to the
Fund's limits on holding  illiquid  investments.  The Fund will not enter into a repurchase  agreement  that causes more than 15% of its net assets to be subject to repurchase  agreements having a maturity beyond seven days. There is no limit on the  amount of the  Fund's  net  assets  that may be  subject  to  repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value
of  the  collateral  must  equal  or  exceed  the  repurchase   price  to  fully
collateralize the repayment obligation.  However, if the vendor fails to pay the resale price on the delivery  date, the Fund may incur costs in disposing of the collateral and may experience  losses if there is any delay in its ability to do
so. The Manager will monitor the vendor's  creditworthiness  to confirm that the vendor is  financially  sound and will  continuously  monitor  the  collateral's value.

     Pursuant  to an  Exemptive  Order  issued by the  Securities  and  Exchange
Commission (the "SEC"),  the Fund, along with other affiliated  entities managed by the Manager,  may transfer  uninvested  cash  balances into one or more joint repurchase  accounts.  These  balances  are  invested in one or more  repurchase agreements,  secured by U.S. government securities.  Securities that are pledged as collateral for  repurchase  agreements are held by a custodian bank until the agreements mature.  Each joint repurchase  arrangement  requires that the market value  of the  collateral  be  sufficient  to cover  payments  of  interest  and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

     |X|  Interfund  Lending  Arrangements.   Consistent  with  its  fundamental
policies  and  pursuant to an  exemptive  order  issued by the SEC, the Fund may engage in lending activities with other funds in the  OppenheimerFunds  complex.
Lending money to an  affiliated  fund may allow the Fund to obtain a higher rate
of  return  than  it  could  from  interest  rates  on  alternative   short-term
investments. Implementation of interfund lending will be accomplished consistent with  applicable  regulatory  requirements,  including the provisions of the SEC order.

     o Interfund  Lending.  To assure that the Fund will not be disadvantaged by making loans to affiliated funds,  certain  safeguards will be implemented.
     Examples of these safeguards include the following:

     o the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances;

     o the Fund may not make interfund loans in excess of 15% of its net assets;

     o an interfund loan to any one  affiliated  fund shall not exceed 5% of the
     Fund's net assets;

     o an interfund loan may not be outstanding for more than seven days;

     o each interfund loan may be called on one business day's notice; and

     o the Manager  will  provide the Trustees  reports on all  interfund  loans demonstrating  that the Fund's  participation  is appropriate  and that the loan is consistent with its investment objectives and policies.

     When the Fund lends assets to another  affiliated fund, the Fund is subject to the credit that the borrowing fund fails to repay the loan.

     Investment in Other Investment  Companies.  The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end  funds and unit  investment  trusts,  subject  to the limits set forth  in  the  Investment  Company  Act  that  apply  to  those  types  of investments.  For example,  the Fund can invest in  Exchange-Traded  Funds, which are typically open-end funds or unit investment  trusts,  listed on a stock  exchange.  The Fund might do so as a way of gaining  exposure to the
     segments  of  the  equity  or  fixed-income   markets  represented  by  the
     Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

     Investing  in  another  investment  company  may  involve  the  payment  of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment  Company Act.
     The Fund does not intend to invest in other investment companies unless the
     Manager believes that the potential  benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company,  the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The
     Fund does not anticipate  investing a substantial  amount of its net assets in shares of other investment companies.

Investment Restrictions

     What Are "Fundamental  Policies?"  Fundamental  policies are those policies that the Fund has adopted to govern its investments  that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the
Investment  Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

     67% or more of the shares  present or represented by proxy at a shareholder meeting,  if the holders of more than 50% of the outstanding  shares are present or represented by proxy, or

     more than 50% of the outstanding shares.

     The Fund's  investment  objective is a fundamental  policy.  Other policies described in the  Prospectus  or this  Statement of Additional  Information  are
"fundamental"  only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental  policies  without  shareholder  approval.  However, significant  changes to investment  policies will be described in supplements or updates to the  Prospectus  or this  Statement  of  Additional  Information,  as appropriate.  The Fund's  principal  investment  policies  are  described in the
Prospectus.

     |X| What are the Fund's  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund.

          o The Fund cannot invest 25% or more of its total assets in securities of issuers  having their  principal  business  activities  in the same industry.  The percentage  limitation in this  investment  restriction does  not  apply  to  securities  issued  or  guaranteed  by the  U.S.
          government or its agencies and instrumentalities.

     o The Fund  cannot  borrow  money in  excess of 33 1/3% of the value of its total assets at the time of the  borrowings.  The Fund can borrow only from banks.  The Fund's  borrowings  must  comply  with the 300% asset  coverage requirement  under the Investment  Company Act, as such  requirement may be amended from time to time.

     o The Fund cannot make loans except (a) through lending of securities,  (b)
     through  the  purchase  of  debt   securities   or  similar   evidences  of
     indebtedness, (c) through an interfund lending program (if applicable) with other  affiliated  funds,  provided  that no such loan may be made if, as a result,  the  aggregate  of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d)
     through repurchase agreements.

     o The Fund cannot buy or sell real estate.  However,  the Fund can purchase securities secured by real estate or interests in real estate, or issued by issuers  (including  real  estate  investment  trusts)  that invest in real estate or interests in real estate.  The Fund may hold and sell real estate as acquired as a result of the Fund's  ownership of securities.

          o  The  Fund  cannot  underwrite  securities  of  other  companies.  A permitted exception is in case the Fund is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

          o The Fund cannot issue "senior securities," except as permitted under the Investment  Company Act. This limitation does not prohibit certain investment  activities  for which assets of the Fund are designated as
          segregated,   or  margin,   collateral  or  escrow   arrangements  are
          established,  to cover  the  related  obligations.  Examples  of those activities  include borrowing money,  reverse  repurchase  agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions,  and  contracts  to buy  or  sell  derivatives,  hedging instruments, options or futures.

     |X|  Non-Fundamental  Investment  Restrictions.   The  following  operating
policies of the Fund are not  fundamental  policies and, as such, may be changed by vote of a  majority  of the  Fund's  Board of  Trustees  without  shareholder approval. These additional restrictions provide that:

          o The Fund cannot purchase securities on margin. However, the Fund can make margin deposits when using hedging  instruments  permitted by any of its other policies.

          o The Fund cannot  invest in  companies  for the purpose of  acquiring control or management of those companies.

          o The Fund cannot invest or hold  securities of any issuer if officers and trustees of the Fund or the Manager individually  beneficially own more than 1/2 of 1% of the  securities of that issuer and together own more than 5% of the securities of that issuer.

          o The Fund cannot  invest in interests  in oil,  gas or other  mineral exploration or development programs.

          o The Fund cannot pledge, mortgage or otherwise encumber,  transfer or assign any of its assets to secure a

          debt.  Collateral  arrangements  for  premium  and margin  payments in connection  with hedging  instruments are not deemed to be a pledge of assets.

     As a matter of non-fundamental  policy, the Fund also may invest all of its assets in the securities of a single open-end management  investment company for which the  Manager  or one of its  subsidiaries  or a  successor  is  advisor or
sub-advisor,   notwithstanding  any  other  fundamental   investment  policy  or
limitation.  The Fund is permitted by this policy (but not  required) to adopt a
"master-feeder"  structure  in which the Fund and  other  "feeder"  funds  would invest all of their assets in a single pooled "master fund" in an effort to take advantage  of  potential  efficiencies.  The Fund has no  present  intention  of adopting a "master-feeder"  structure. The Fund would seek approval of its Board of  Trustees,  and  update  its  Prospectus  and this  Statement  of  Additional
Information, prior to adopting a "master-feeder" structure.

     Unless the  Prospectus or this Statement of Additional  Information  states that a percentage  restriction  applies on an on-going basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment  increases in proportion to the size of the Fund.

     For purposes of the Fund's policy not to  concentrate  its  investments  as described above, the Fund has adopted the industry  classifications set forth in
Appendix  A  to  this  Statement  of  Additional  Information.  That  is  not  a
fundamental policy.

How the Fund is Managed

          Organization  and History.  The Fund is an  open-end,  non-diversified management  investment  company with an unlimited number of authorized
          shares  of   beneficial   interest.   The  Fund  was  organized  as  a
          Massachusetts business trust on February 25, 2000.

     Classes  of  Shares.  The  Trustees  are  authorized,  without  shareholder approval,  to create  new  series  and  classes  of  shares.  The  Trustees  may reclassify  unissued  shares of the Fund into  additional  series or  classes of shares.  The  Trustees  also may divide or combine  the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a  shareholder  in the Fund.  Shares do not have  cumulative  voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

     The Fund  currently has five classes of shares:  Class A, Class B, Class C,
Class N and Class Y. All classes invest in the same investment  portfolio.  Only retirement  plans  may  purchase  Class N  shares.  Only  certain  institutional investors may elect to purchase Class Y shares. Each class of shares:

     o has its own dividends and distributions,

     o pays certain expenses which may be different for the different classes,

     o may have a different net asset value,

     o may have  separate  voting  rights on matters in which  interests  of one class are different from interests of another class, and

     o votes as a class on matters that affect that class alone.

     Shares are freely  transferable,  and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted  to the vote of  shareholders.  Each share of the Fund  represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

          Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not  required to hold,  and does not plan to hold,  regular  annual meetings of shareholders, but may do so from time to time on important matters or when  required  to do so by the  Investment  Company Act or
          other  applicable  law.   Shareholders   have  the  right,   upon  the
          declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action  described in the Fund's Declaration of Trust.

     The Trustees will call a meeting of  shareholders to vote on the removal of a  Trustee  upon  the  written  request  of  the  record  holders  of 10% of its outstanding  shares.  If the  Trustees  receive  a  request  from  at  least  10 shareholders  stating that they wish to communicate  with other  shareholders to request a meeting to remove a Trustee,  the  Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.  The shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at $25,000 or more or  constituting at least 1% of the
Fund's outstanding  shares. The Trustees may also take other action as permitted by the Investment Company Act.

     Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an  express  disclaimer  of  shareholder  or  Trustee  liability  for the Fund's obligations.  It also provides for indemnification and reimbursement of expenses out of the Fund's  property for any shareholder  held personally  liable for its obligations.  The  Declaration of Trust also states that upon request,  the Fund shall assume the defense of any claim made against a shareholder  for any act or
obligation   of  the  Fund  and  shall  satisfy  any  judgment  on  that  claim.
Massachusetts  law permits a shareholder  of a business trust (such as the Fund)
to be  held  personally  liable  as a  "partner"  under  certain  circumstances.
However,  the risk that a Fund  shareholder will incur financial loss from being held  liable as a  "partner"  of the Fund is  limited to the  relatively  remote circumstances in which the Fund would be unable to meet its obligations.

     The Fund's  contractual  arrangements  state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand  that may arise out of any  dealings  with the  Fund.  Additionally,  the
Trustees  shall have no personal  liability  to any such  person,  to the extent permitted by law.

          Board of Trustees and Oversight Committees.  The Fund is governed by a
          Board of Trustees,  which is responsible  for protecting the interests
          of   shareholders   under   Massachusetts   law.  The  Trustees   meet
          periodically  throughout  the year to oversee  the Fund's  activities, review its performance, and review the actions of the Manager.

     The Board of Trustees has an Audit Committee,  a Regulatory & Oversight
Committee, a Governance Committee, and a Proxy Committee. The Audit Committee is
comprised solely of Independent Trustees. The members of the Audit Committee are
Edward  Regan  (Chairman),  Kenneth  Randall  and  Russell  Reynolds.  The Audit
Committee held 6 meetings  during the Fund's fiscal year ended October 31, 2003.
The Audit  Committee  provides  the Board  with  recommendations  regarding  the selection of the Fund's  independent  auditor.  The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the  Fund's  independent  auditor  concerning  the  Fund's  internal  accounting procedures,  and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

     The members of the Regulatory  &  Oversight  Committee are Robert Galli
(Chairman),  Joel Motley and Phillip Griffiths.  The Regulatory &  Oversight
Committee held 6 meetings  during the Fund's fiscal year ended October 31, 2003.
The Regulatory &  Oversight  Committee evaluates and reports to the Board on the Fund's  contractual  arrangements,  including  the  Investment  Advisory and
Distribution  Agreements,   transfer  and  shareholder  service  agreements  and
custodian  agreements as well as the policies and procedures adopted by the Fund to comply with the Investment  Company Act and other applicable law, among other duties as set forth in the Committee's charter.

     The members of the Governance  Committee are Joel Motley (Acting Chairman),
Phillip Griffiths and Kenneth Randall.  The Governance Committee held 3 meetings during the Fund's fiscal year ended October 31, 2003. The  Governance  Committee reviews the Fund's  governance  guidelines,  the adequacy of the Fund's Codes of
Ethics,  and develops  qualification  criteria for Board members consistent with
the  Fund's  governance  guidelines,   among  other  duties  set  forth  in  the
Committee's charter.

     The members of the Proxy  Committee  are Edward Regan  (Chairman),  Russell
Reynolds and John Murphy.  The Proxy Committee held 2 meetings during the Fund's fiscal year ended October 31, 2003. The Proxy Committee  provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

          Trustees and Officers of the Fund. Except for Mr. Murphy,  each of the
          Trustees is an "Independent Trustee" under the Investment Company Act.
          Mr. Murphy is an "Interested  Trustee,"  because he is affiliated with the Manager by virtue of his  positions  as an officer and director of the Manager, and as a shareholder of its parent company.

     The Fund's Trustees and officers and their positions held with the Fund and length of  service  in such  position(s)  and their  principal  occupations  and business  affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the
Fund as well as the aggregate dollar range of shares  beneficially  owned in any of the Oppenheimer funds overseen by the Trustees.  All of the Trustees are also trustees or  directors  of the  following  publicly  offered  Oppenheimer  funds
(referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals            Oppenheimer Global Opportunities Fund
Oppenheimer AMT-Free New York Municipals   Oppenheimer Gold & Special Minerals Fund
Oppenheimer California Municipal Fund      Oppenheimer Growth Fund
Oppenheimer Capital Appreciation Fund      Oppenheimer International Growth Fund
Oppenheimer Capital Preservation Fund      Oppenheimer International Small Company Fund
Oppenheimer Developing Markets Fund        Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                 Oppenheimer Multiple Strategies Fund
Oppenheimer Emerging Growth Fund           Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Technologies Fund     Oppenheimer Multi-State Municipal Trust
Oppenheimer Enterprise Fund                Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                    Oppenheimer U.S. Government Trust

     In addition to being a trustee or director of the Board I Funds,  Mr. Galli is also a director  or trustee of 10 other  portfolios  in the  OppenheimerFunds complex.  Present or former  officers,  directors,  trustees and employees  (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement  plans  established  by them for their  employees  are  permitted  to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without  sales  charge.  The sales charges on Class A shares is waived for
that  group  because  of  the  economies  of  sales  efforts   realized  by  the
Distributor.

          Messrs.  Murphy,  Molleur,   Vottiero,  Wixted  and  Zack,  and  Mses.
          Bechtolt,  Feld,  Granger and Ives  respectively hold the same offices with one or more of the other  Board I Funds as with the  Fund.  As of
          November 24, 2003,  the Trustees and officers of the Fund, as a group, owned of record or  beneficially  less than 1% of each class of shares of the Fund.  The foregoing  statement  does not reflect  ownership of shares  of the Fund held of record  by an  employee  benefit  plan for employees of the  Manager,  other than the shares  beneficially  owned under the plan by the officers of the Fund listed above.  In addition, each Independent  Trustee,  and his or her family members,  do not own securities of either the Manager or  Distributor  of the Board I Funds or any person  directly or  indirectly  controlling,  controlled by or under common control with the Manager or Distributor.

          |X| Affiliated Transactions and Material Business  Relationships.  Mr.
          Reynolds   has  reported  he  has  a   controlling   interest  in  The
          Directorship Group, Inc. ("The Directorship Search Group"), a director recruiting  firm that provided  consulting  services to  Massachusetts
          Mutual Life Insurance  Company  (which  controls the Manager) for fees aggregating  $247,500 from January 1, 2001 through  December 31, 2002.
          Mr.  Reynolds  estimates that The  Directorship  Search Group will not provide  consulting  services to  Massachusetts  Mutual Life Insurance
          Company during the calendar year 2003.

          The Independent  Trustees have  unanimously  (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
          Directorship  Search  Group and  Massachusetts  Mutual Life  Insurance
          Company were not material business or professional  relationships that would  compromise  Mr.  Reynolds'  status as an  Independent  Trustee.
          Nonetheless, to assure certainty as to determinations of the Board and the  Independent  Trustees  as to matters  upon  which the  Investment
          Company Act or the rules thereunder  require approval by a majority of
          Independent Trustees, Mr. Reynolds will not be counted for purposes of determining  whether a quorum of  Independent  Trustees was present or whether a majority of Independent Trustees approved the matter.

          The address of each  Trustee in the chart below is 6803 S. Tucson Way,
          Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal. Mr. Motley was elected as Trustee to the Board I funds effective October 10, 2002 and did not hold  shares of Board I funds  during  the  calendar  year ended December 31, 2002.

                   Independent Trustees

----------------------------- ---------------------------------------------------------- --------------- ----------------

Name,                         Principal Occupation(s) During Past 5 Years;               Dollar Range    Aggregate
                                                                                                         Dollar Range
                                                                                                         Of Shares
                                                                                                         Beneficially
                                                                                                         Owned in Any
                                                                                         of Shares       of the
Position(s) Held with Fund,   Other Trusteeships/Directorships Held by Trustee;          Beneficially    Oppenheimer
Length of Service,            Number of Portfolios in Fund Complex Currently Overseen    Owned in the    Funds Overseen
Age                           by Trustee                                                 Fund            by Trustee

----------------------------- ---------------------------------------------------------- --------------- ----------------
----------------------------- ---------------------------------------------------------- --------------------------------

                                                                                             As of December 31, 2002

----------------------------- ---------------------------------------------------------- --------------------------------
----------------------------- ---------------------------------------------------------- --------------- ----------------

Clayton K. Yeutter,           Of Counsel (since 1993), Hogan & Hartson (a law firm).     $0              $50,001-$100,000
Chairman of the Board of      Other directorships: Weyerhaeuser Corp. (since 1999) and
Trustees since 2003;          Danielson Holding Corp. (since 2002); formerly a
Trustee since 2000            director of Caterpillar, Inc. (1993-December 2002).
Age: 72                       Oversees 25 portfolios in the OppenheimerFunds complex.

----------------------------- ---------------------------------------------------------- --------------- ----------------
----------------------------- ---------------------------------------------------------- --------------- ----------------

Robert G. Galli,              A trustee or director of other Oppenheimer funds.          $0              Over $100,000
                              --------------------------------------------------
Trustee since 2000            Oversees 35 portfolios in the OppenheimerFunds complex.
                              -------------------------------------------------------
Age: 70

----------------------------- ---------------------------------------------------------- --------------- ----------------
----------------------------- ---------------------------------------------------------- --------------- ----------------

Phillip A. Griffiths,         A director (since 1991) of the Institute for Advanced      $0              Over $100,000
Trustee, since 2000           Study, Princeton, N.J., a director (since 2001) of GSI
Age: 65                       Lumonics, a trustee (since 1983) of Woodward Academy, a
                              Senior Advisor (since 2001) of The Andrew W. Mellon
                              Foundation. A member of: the National Academy of
                              Sciences (since 1979), American Academy of Arts and
                              Sciences (since 1995), American Philosophical Society
                              (since 1996) and Council on Foreign Relations (since
                              2002). Formerly a director of Bankers Trust New York
                              Corporation (1994-1999). Oversees 25 portfolios in the
                              OppenheimerFunds complex.

----------------------------- ---------------------------------------------------------- --------------- ----------------
----------------------------- ---------------------------------------------------------- --------------- ----------------

Joel W. Motley,               Director (since 2002) Columbia Equity Financial Corp.      None            None
Trustee since 2002            (privately-held financial adviser); Managing Director
Age: 51                       (since 2002) Carmona Motley, Inc. (privately-held
                              financial adviser); Formerly he held the following
                              positions: Managing Director (January 1998-December
                              2001), Carmona Motley Hoffman Inc. (privately-held
                              financial adviser); Managing Director (January
                              1992-December 1997), Carmona Motley & Co.
                              (privately-held financial adviser). Oversees 25
                              portfolios in the OppenheimerFunds complex.

----------------------------- ---------------------------------------------------------- --------------- ----------------
----------------------------- ---------------------------------------------------------- --------------- ----------------

Kenneth A. Randall, Trustee   A director of Dominion Resources, Inc. (electric utility   $0              Over $100,000
since 2000                    holding company) and Prime Retail, Inc. (real estate
Age: 76                       investment trust); formerly a director of Dominion
                              Energy, Inc. (electric power and oil & gas producer),
                              President and Chief Executive Officer of The Conference
                              Board, Inc. (international economic and business
                              research) and a director of Lumbermens Mutual Casualty
                              Company, American Motorists Insurance Company and
                              American Manufacturers Mutual Insurance Company.
                              Oversees 25 portfolios in the OppenheimerFunds complex.

----------------------------- ---------------------------------------------------------- --------------- ----------------
----------------------------- ---------------------------------------------------------- --------------- ----------------

Edward V. Regan,              President, Baruch College, CUNY; a director of RBAsset     $1 - $10,000    $50,001-$100,000
Trustee since 2000            (real estate manager); a director of OffitBank; formerly
Age: 73                       Trustee, Financial Accounting Foundation (FASB and
                              GASB), Senior Fellow of Jerome Levy Economics Institute,
                              Bard College, Chairman of Municipal Assistance
                              Corporation for the City of New York, New York State
                              Comptroller and Trustee of New York State and Local
                              Retirement Fund. Oversees 25 investment companies in the
                              OppenheimerFunds complex.

----------------------------- ---------------------------------------------------------- --------------- ----------------
----------------------------- ---------------------------------------------------------- --------------- ----------------

Russell S. Reynolds, Jr.,     Chairman (since 1993) of The Directorship Search Group,    $0              $10,001-$50,000
Trustee since 2000            Inc. (corporate governance consulting and executive
Age: 71                       recruiting); a life trustee of International House
                              (non-profit educational organization), and a trustee
                              (since 1996) of the Greenwich Historical Society.
                              Oversees 25 portfolios in the OppenheimerFunds complex.

----------------------------- ---------------------------------------------------------- --------------- ----------------
----------------------------- ---------------------------------------------------------- --------------- ----------------

Donald W. Spiro,              Chairman Emeritus (since January 1991) of the Manager.     $0              Over $100,000
Vice Chairman of the Board    Formerly a director (January 1969-August 1999) of the
of Trustees,                  Manager. Oversees 25 portfolios in the OppenheimerFunds
Trustee since 2000            complex.
Age: 77

----------------------------- ---------------------------------------------------------- --------------- ----------------

         The address of Mr. Murphy in the chart below is Two World Financial Center,  New York, NY 10281-1008.  Mr.
Murphy serves for an indefinite term, until his resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------

                                              Interested Trustee and Officer

---------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------ --------------- ----------------

Name,                         Principal Occupation(s) During Past 5 Years;                 Dollar Range    Aggregate
                                                                                                           Dollar Range
                                                                                                           Of Shares
                                                                                                           Beneficially
                                                                                           of Shares       Owned in Any
Position(s) Held with Fund,   Other Trusteeships/Directorships Held by Trustee;            Beneficially    of the
Length of Service             Number of Portfolios in Fund Complex Currently Overseen by   Owned in the    Oppenheimer
Age                           Trustee                                                      Fund            Funds

----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------------------------

                                                                                               As of December 31, 2002

----------------------------- ------------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------------ --------------- ----------------

John V. Murphy, President     Chairman, Chief Executive Officer and director (since June   $10,000 -        Over $100,000
and Trustee,                  2001) and President (since September 2000) of the Manager;   $50,000
Trustee since 2001            President and a director or trustee of other Oppenheimer
Age: 54                       funds; President and a director (since July 2001) of
                              Oppenheimer Acquisition Corp. (the Manager's parent
                              holding company) and of Oppenheimer Partnership Holdings,
                              Inc. (a holding company subsidiary of the Manager); a
                              director (since November 2001) of OppenheimerFunds
                              Distributor, Inc. (a subsidiary of the Manager); Chairman
                              and a director (since July 2001) of Shareholder Services,
                              Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a
                              director (since July 2001) of OppenheimerFunds Legacy
                              Program (a charitable trust program established by the
                              Manager); a director of the investment advisory
                              subsidiaries of the Manager: OFI Institutional Asset
                              Management, Inc. and Centennial Asset Management
                              Corporation (since November 2001), HarbourView Asset
                              Management Corporation and OFI Private Investments, Inc.
                              (since July 2001); President (since November 1, 2001) and
                              a director (since July 2001) of Oppenheimer Real Asset
                              Management, Inc.; a director (since November 2001) of
                              Trinity Investment Management Corp. and Tremont Advisers,
                              Inc. (investment advisory affiliates of the Manager);
                              Executive Vice President (since February 1997) of
                              Massachusetts Mutual Life Insurance Company (the Manager's
                              parent company); a director (since June 1995) of DLB
                              Acquisition Corporation (a holding company that owns the
                              shares of David L. Babson & Company, Inc.); formerly,
                              Chief Operating Officer (September 2000-June 2001) of the
                              Manager; President and trustee (November 1999-November
                              2001) of MML Series Investment Fund and MassMutual
                              Institutional Funds (open-end investment companies); a
                              director (September 1999-August 2000) of C.M. Life
                              Insurance Company; President, Chief Executive Officer and
                              director (September 1999-August 2000) of MML Bay State
                              Life Insurance Company; a director (June 1989-June 1998)
                              of Emerald Isle Bancorp and Hibernia Savings Bank (a
                              wholly-owned subsidiary of Emerald Isle Bancorp). Oversees
                              83 portfolios in the OppenheimerFunds complex.

----------------------------- ------------------------------------------------------------ --------------- ----------------

         The  address of the  Officers in the chart  below is as  follows:  for Messrs.  Molleur and Zack and Mses.
Feld and Granger,  Two World Financial Center, New York, NY 10281-1008,  for Messrs.  Vottiero and Wixted and Mses.
Bechtolt and Ives, 6803 S. Tucson Way, Centennial,  CO 80112-3924.  Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------

                                                   Officers of the Fund

---------------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Name,                              Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund,
Length of Service,
Age

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Laura Granger, Vice President      Vice President of the Manager (since October 2000); an officer of 3 portfolios in the
and Portfolio Manager since 2000   OppenheimerFunds complex; formerly a portfolio manager at Fortis Advisors (July
Age: 42                            1998-October 2000).

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Brian W. Wixted,                   Senior Vice  President  and  Treasurer  (since  March 1999) of the  Manager;  Treasurer
Treasurer since 1999               (since March 1999) of HarbourView Asset Management  Corporation,  Shareholder Services,
Age: 44                            Inc.,  Oppenheimer Real Asset Management  Corporation,  Shareholder Financial Services,
                                   Inc.,  Oppenheimer  Partnership  Holdings,  Inc., OFI Private Investments,  Inc. (since
                                   March 2000),  OppenheimerFunds  International Ltd. and  OppenheimerFunds plc (since May
                                   2000) and OFI  Institutional  Asset  Management,  Inc.  (since November 2000) (offshore fund  management  subsidiaries of the Manager);  Treasurer and Chief Financial  Officer
                                   (since May 2000) of OFI Trust  Company (a trust  company  subsidiary  of the  Manager);
                                   Assistant   Treasurer  (since  March  1999)  of  Oppenheimer   Acquisition   Corp.  and
                                   OppenheimerFunds  Legacy  Program  (since April  2000);  formerly  Principal  and Chief
                                   Operating Officer (March 1995-March 1999),  Bankers Trust  Company-Mutual Fund Services
                                   Division. An officer of 83 portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Connie Bechtolt,                   Assistant Vice President of the Manager (since September 1998); formerly Manager/Fund
Assistant Treasurer since 2002     Accounting (September 1994-September 1998) of the Manager. An officer of 83 portfolios
Age: 40                            in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Philip Vottiero,                   Vice  President/Fund  Accounting  of the Manager  (since  March  2002);  formerly  Vice
Assistant Treasurer since 2002     President/Corporate  Accounting of the Manager (July 1999-March 2002) prior to which he
Age: 40                            was Chief Financial Officer at Sovlink  Corporation  (April 1996-June 1999). An officer of 83 portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Robert G. Zack,                    Senior Vice President  (since May 1985) and General  Counsel  (since  February 2002) of
Secretary since 2001               the Manager;  General Counsel and a director (since November 2001) of  OppenheimerFunds
Age: 55                            Distributor,  Inc.;  Senior Vice President and General Counsel (since November 2001) of
                                   HarbourView  Asset  Management  Corporation;  Vice  President  and  a  director  (since
                                   November  2000) of  Oppenheimer  Partnership  Holdings,  Inc.;  Senior Vice  President,
                                   General  Counsel and a director (since  November 2001) of Shareholder  Services,  Inc.,
                                   Shareholder Financial Services, Inc., OFI Private Investments,  Inc., OFI Trust Company
                                   and OFI Institutional Asset Management,  Inc.; General Counsel (since November 2001) of
                                   Centennial  Asset  Management   Corporation;   a  director  (since  November  2001)  of
                                   Oppenheimer  Real Asset  Management,  Inc.;  Assistant  Secretary and a director (since
                                   November 2001) of  OppenheimerFunds  International Ltd.; Vice President (since November
                                   2001)  of  OppenheimerFunds   Legacy  Program;   Secretary  (since  November  2001)  of
                                   Oppenheimer  Acquisition Corp.; formerly Acting General Counsel (November 2001-February
                                   2002) and Associate General Counsel (May 1981-October  2001) of the Manager;  Assistant
                                   Secretary  of  Shareholder  Services,   Inc.  (May  1985-November  2001),   Shareholder
                                   Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds  International
                                   Ltd.  and  OppenheimerFunds  plc  (October   1997-November  2001).  An  officer  of  83
                                   portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Katherine P. Feld,                 Vice  President and Senior  Counsel  (since July 1999) of the Manager;  Vice  President
Assistant Secretary since 2001     (since June 1990) of OppenheimerFunds  Distributor,  Inc.; Director, Vice President and
Age: 45                            Assistant Secretary (since June 1999) of Centennial Asset Management Corporation;  Vice
                                   President  (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;  formerly  Vice
                                   President and Associate  Counsel of the Manager (June 1990-July 1999). An officer of 83 portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Kathleen T. Ives,                  Vice  President  (since  June  1998) and Senior  Counsel  (since  October  2003) of the
Assistant Secretary since 2001     Manager;  Vice  President  (since 1999) of  OppenheimerFunds  Distributor,  Inc.;  Vice
Age: 37                            President  and  Assistant  Secretary  (since  1999)  of  Shareholder  Services,   Inc.;
                                   Assistant  Secretary  (since  December  2001) of  OppenheimerFunds  Legacy  Program and
                                   Shareholder   Financial   Services,   Inc.;   formerly  an  Assistant  Counsel  (August
                                   1994-October  2003) and  Assistant  Vice  President  of the Manager  (August  1997-June
                                   1998). An officer of 83 portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------

Denis R. Molleur,                  Vice  President and Senior  Counsel of the Manager  (since July 1999);  formerly a Vice
Assistant Secretary since 2001     President and Associate Counsel of the Manager  (September  1995-July 1999). An officer
Age: 46                            of 74 portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------

         |X|  Remuneration of Trustees.  The officers of the Fund and one of the Trustees of the Fund (Mr.  Murphy)
who are  affiliated  with the Manager  receive no salary or fee from the Fund.  The remaining  Trustees of the Fund received  the  compensation  shown below from the Fund with  respect to the Fund's  fiscal  year ended  October 31,
2003. The compensation from all 31 of the Board I Funds (including the Fund) represents  compensation  received for serving as a director or trustee  and member of a committee  (if  applicable)  of the boards of those funds  during the calendar year ended December 31, 2002.

---------------------------------- --------------------- --------------------- --------------------- ---------------------

Trustee Name and Other Fund        Aggregate             Retirement            Estimated Annual      Total Compensation
                                                                                                     From All
                                                                                                     Oppenheimer Funds
                                                                                                     For Which
                                                         Benefits Accrued as   Retirement Benefits   Individual
Position(s)                        Compensation          Part of Fund          to be Paid Upon       Serves As
(as applicable)                    From Fund1            Expenses              Retirement2           Trustee/Director

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Clayton K. Yeutter                          $4083                 $398                  $36,372               $71,792
Chairman of the Board

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Robert G. Galli
Regulatory & Oversight Committee            $347                  $508                  $55,6784              $198,3865
Chairman

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Phillip Griffiths                           $2186                 $130                  $10,256               $60,861
Regulatory & Oversight Committee
Member and Governance Committee
Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Leon Levy7                                  $209                  $0                    $133,352              $173,700

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Benjamin Lipstein7                          $271                  $123                  $115,270              $150,152

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Joel W. Motley                              $2018                 $3                    $0                    $14,453
Governance Committee Acting
Chairman and Regulatory &
Oversight Committee Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Elizabeth Moynihan7                         $276                  $781                  $57,086               $105,760

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Kenneth A. Randall
Audit Committee Member and                  $285                  $98                   $74,471               $97,012
Governance Committee Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Edward V. Regan
Audit Committee Chairman and                $296                  $375                  $46,313               $95,960
Proxy Committee Chairman

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Russell S. Reynolds, Jr.                    $229                  $386                  $48,991               $71,792
Proxy Committee Member and Audit
Committee Member

---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------

Donald Spiro                                $193                  $149                  $9,3969               $64,080

---------------------------------- --------------------- --------------------- --------------------- ---------------------

          1.  Aggregate  Compensation  From  Fund  includes  fees  and  deferred compensation, if any, for a Trustee.

          2. Estimated Annual Retirement  Benefits to be Paid Upon Retirement is
          based on a straight  life payment plan  election  with the  assumption that a Trustee  will retire at the age of 75 and is eligible  (after 7 years of service) to receive  retirement  plan  benefits as  described below under "Retirement Plan for Trustees."

          3.  Includes   $102  deferred  by  Mr.   Yeutter  under  the  Deferred
          Compensation Plan described below.

          4. Includes $24,989 estimated to be paid to Mr. Galli for serving as a trustee or director of 10 other Oppenheimer funds that are not Board I
          Funds.

          5.  Includes  $92,626  paid to Mr.  Galli for  serving  as  trustee or director of 10 other Oppenheimer funds that are not Board I Funds.

          6.  Includes  $218  deferred  by  Mr.  Griffiths  under  the  Deferred
          Compensation Plan described below.

          7. Messrs. Levy and Lipstein and Ms. Moynihan retired as Trustees from the Board I Funds effective  January 1, 2003,  March 31, 2003 and July
          31, 2003,  respectively.

          8. Includes $40 deferred by Mr. Motley under the Deferred Compensation
          Plan  described  below.

          9. The amount for Mr.  Spiro is based on the  assumption  that he will retire at age 82 when he becomes  eligible to receive  retirement plan benefits (after 7 years of service).

          |X|  Retirement  Plan for Trustees.  The Fund has adopted a retirement plan that  provides  for  payments  to retired  Independent  Trustees.
          Payments  are up to 80% of the  average  compensation  paid  during  a
          Trustee's five years of service in which the highest  compensation was received. A Trustee must serve as trustee for any of the Board I Funds for at least seven years in order to be eligible for  retirement  plan benefits  and must serve for at least 15 years to be eligible  for the maximum benefit. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

          |X| Deferred Compensation Plan for Trustees. The Board of Trustees has
          adopted a Deferred  Compensation Plan for disinterested  trustees that enables  them to elect to defer  receipt  of all or a  portion  of the annual  fees they are  entitled  to receive  from the Fund.  Under the plan, the compensation  deferred by a Trustee is periodically adjusted as though an  equivalent  amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the
          Trustee under the plan is determined based upon the performance of the selected funds.

     Deferral of Trustees'  fees under the plan will not  materially  affect the
Fund's assets,  liabilities or net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation  to any  Trustee.  Pursuant to an Order issued by the SEC, the Fund may  invest  in the  funds  selected  by the  Trustee  under  the  plan  without shareholder  approval for the limited  purpose of  determining  the value of the
Trustee's deferred fee account.

     |X| Major Shareholders. As of November 24, 2003, the only persons who owned of record or were known by the Fund to beneficially  own 5% or more of any class of the Fund's  outstanding Class A, Class B, Class C, Class N or Class Y shares, and their holdings of that Class of that date, were the following:

          Seth Vivek TR.,  Jamaica  Psychiatric  Services PC, 401(k) Plan,  8906
          135th St., Jamaica, NY 11414-2834, which owned ------ 87,791.696 Class
          N shares (5.83%);

          Anthony Di Maria Tr., TJH Medical  Services PC 401(k) Plan, 8906 135th
          St.,  Jamaica,  NY 11414-2834,  which owned 503,280.698 Class N shares
          (33.46%);

          MCB Trust Services Cust.,  Sunbury Motor Company 401(k) Plan, 700 17th
          St., Denver,  CO 80202-3531,  which owned  120,906.085  Class N shares
          (8.03%); and

          IBT & Co Cust., OppenheimerFunds,  Inc. 401(k) Plan, 200 Clarendon
          St.,  Boston,  MA 02116-5021,  which owned  816,004.570  Class Y share
          (99.98%).

          The Manager.  The Manager is wholly-owned  by Oppenheimer  Acquisition
          Corp.,  a holding  company  controlled  by  Massachusetts  Mutual Life
          Insurance  Company,  a global,  diversified  insurance  and  financial services organization.

          |X| Code of Ethics.  The Fund, the Manager and the Distributor  have a
          Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's  portfolio  transactions.
          Covered  persons include persons with knowledge of the investments and investment  intentions  of the Fund and  other  funds  advised  by the
          Manager.  The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund,  subject to a number of  restrictions  and controls.
          Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

          The Code of Ethics is an exhibit to the Fund's registration  statement filed with the SEC and can be reviewed  and copied at the SEC's Public
          Reference Room in Washington,  D.C. You can obtain  information  about the hours of operation of the Public Reference Room by calling the SEC at  1.202.942.8090.  The Code of Ethics  can also be viewed as part of the Fund's  registration  statement on the SEC's EDGAR database at the
          SEC's  Internet  website at  www.sec.gov.  Copies  may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.,  or
          by writing to the SEC's Public  Reference  Section,  Washington,  D.C.
          20549-0102.

          |X|  Portfolio  Proxy  Voting.  The Fund has adopted  Portfolio  Proxy
          Voting  Policies  and  Procedures  under which the Fund votes  proxies relating to securities  ("portfolio  proxies")  held by the Fund.  The
          Fund's  primary  consideration  in  voting  portfolio  proxies  is the financial  interests  of the Fund and its  shareholders.  The Fund has retained an  unaffiliated  third-party  as its agent to vote portfolio
          proxies  in  accordance   with  the  Fund's   Portfolio  Proxy  Voting
          Guidelines and to maintain records of such portfolio proxy voting. The
          Proxy Voting  Guidelines  include  provisions to address  conflicts of interest  that  may  arise  between  the  Fund  and OFI  where  an OFI directly-controlled  affiliate  manages or administers the assets of a pension plan of a company  soliciting the proxy.  The Fund's Portfolio
          Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

          o The Fund votes with the recommendation of the issuer's management on
          routine  matters,   including  election  of  directors   nominated  by
          management and ratification of auditors, unless circumstances indicate otherwise. o In general, the Fund opposes anti-takeover  proposals and
          supports  elimination  of  anti-takeover  proposals,   absent  unusual
          circumstances.  o The Fund supports shareholder  proposals to reduce a super-majority vote requirement,  and opposes management  proposals to add a super-majority vote requirement.

          o The Fund Management Fees Paid to OppenheimerFunds, opposes proposals to classify the board of directors

          o The Fund supports proposals to eliminate cumulativ voting.

          o The Fund opposes re-pricin of stock options.

          o The Fund generally  considers  executive compensat questions such as stock option plans and bonus plans to be ordinary  business  activity.
          The Fund analyzes stock option plans,  paying  particula  attention to their dilutive  effect.  While the Fund generally  supports  managemen proposals the Fund opposes plans it considers to be excessive

     The Fund will be required to file new Form N-PX,  with its  complete  proxy voting  record for the 12 months  ended June 30th,  no later than August 31st of each year.  The first such filing is due no later than August 31, 2004,  for the twelve months ended June 30, 2004. Once filed,  the Fund's Form N-PX filing will be available (i) without charge,  upon request, by calling the Fund toll-free at
1.800.225.5677 and (ii) on the SEC's website at www.sec.gov.

          |X| The Investment Advisory Agreement. The Manager provides investment advisory  and  management  services  to the Fund  under an  investment advisory  agreement  between  the  Manager  and the Fund.  The Manager selects securities for the Fund's portfolio and handles its day-to-day business.  The  portfolio  manager  of the  Fund are  employed  by the
          Manager  and is the  person  who is  principally  responsible  for the day-to-day  management of the Fund's  portfolio.  Other members of the
          Manager's Equity Portfolio  Department  provide the portfolio managers with counsel and support in managing the Fund's portfolio.

     The  agreement  requires the Manager,  at its expense,  to provide the Fund with adequate Inc. office space,  facilities and equipment. It also requires the
Manager to provide  and  supervise  the  activities  of all  administrative  and clerical personnel . required to provide effective  administration for the Fund.
Those responsibilities include the compilation and maintenance of records e with respect to its operations,  the preparation and filing of specified  reports,  g and  composition of proxy materials and  registration  statements for continuous public sale of shares of the Fund.

     The Fund pays ion expenses not  expressly  assumed by the Manager under the advisory  agreement.  The advisory  agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses,  share issuance costs,  certain  printing and  registration  costs and non-recurring  expenses,  including litigation r costs. The management fees paid by the  Fund  to the  Manager  are  calculated  at the  rates  described  in the
Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares  based upon the  relative t proportion  of the
Fund's , net assets  represented by that class.  The management fees paid by the
Fund to the Manager during its last three fiscal years were:

                                                Management Fees Paid to
Fiscal Year ended 10/31:                           OppenheimerFunds, Inc.

   2001                                               $3,268,139

   2002                                               $1,473,898

   2003                                               $1,329,343

     The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment  advisory agreement,  the  Manager is not liable  for any loss the Fund  sustains  for any investment,  adoption  of any  investment  policy,  or  the  purchase,  sale  or retention of any security.

          The agreement permits the Manager to act as investment advisor for any other person,  firm or  corporation  and to use the name  "Oppenheimer"  in connection  with  other  investment  companies  for  which  it  may  act as investment advisor or general  distributor.  If the Manager shall no longer act as investment  advisor to the Fund,  the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

          |X| Annual Approval of Investment Advisory  Agreement.  Each year, the
     Board of Trustees,  including a majority of the  Independent  Trustees,  is required to approve the renewal of the investment advisory  agreement.  The
     Investment Company Act requires that the Board request and evaluate and the
     Manager provide such information as may be reasonably necessary to evaluate the  terms of the  investment  advisory  agreement.  The Board  employs  an independent  consultant to prepare a report that provides such  information as the Board requests for this purpose.

          The Board also receives  information about the 12b-1 distribution fees the Fund pays.  These  distribution  fees are  reviewed  and  approved at a different time of the year.

          The Board  reviewed  the  foregoing  information  in  arriving  at its decision to renew the investment advisory  agreement.  Among other factors, the Board considered:

          o The nature,  cost, and quality of the services  provided to the Fund and its shareholders;

          o The profitability of the Fund to the Manager;

          o The  investment  performance  of the Fund in  comparison  to regular market indices;

          o  Economies  of scale  that  may be  available  to the Fund  from the
     Manager;

          o Fees paid by other mutual funds for similar services;

          o The value and quality of any other benefits or services  received by the Fund from its relationship with the Manager; and

          o The direct and  indirect  benefits  the  Manager  received  from its relationship  with  the  Fund.  These  included  services  provided  by the
     Distributor  and  the  Transfer  Agent,   and  brokerage  and  soft  dollar
     arrangements  permissible  under Section 28(e) of the  Securities  Exchange
     Act.

          The Board  considered  that the Manager must be able to pay and retain high quality  personnel  at  competitive  rates to provide  services to the
     Fund. The Board also considered that maintaining the financial viability of the Manager is  important  so that the Manager  will be able to continue to provide quality services to the Fund and its shareholders in adverse times.
     The Board also considered the investment  performance of other mutual funds advised by the Manager.  The Board is aware that there are  alternatives to the use of the Manager.

          These  matters  were  also  considered  by the  Independent  Trustees, meeting separately from the full Board with experienced Counsel to the Fund who  assisted  the  Board  in its  deliberations.  The  Fund's  Counsel  is independent  of the Manager  within the meaning and intent of the SEC Rules regarding the independence of counsel.

          After careful  deliberation,  the Board concluded that it was the best interest of  shareholders  to adopt a new  investment  advisory  agreement, effective  January 1, 2004,  which is the same as the  previous  agreement, except for the addition of fee  breakpoints (as shown in the Prospectus) so that the  management  rates  decline as the Fund  grows.  In  arriving at a decision,  the Board did not  single out any one factor or group of factors as being more  important  than other  factors,  but  considered all factors together.  The  Board  judged  the  terms  and  conditions  of the  revised investment  advisory  agreement,  including the investment advisory fee, in light of all of the surrounding circumstances.

          Brokerage Policies of the Fund

          Brokerage Provisions of the Investment Advisory Agreement.  One of the
          duties of the Manager under the  investment  advisory  agreement is to
          arrange  the  portfolio   transactions  for  the  Fund.  The  advisory
          agreement   contains   provisions   relating  to  the   employment  of
          broker-dealers  to  effect  the  Fund's  portfolio  transactions.  The
          Manager  is   authorized   by  the   advisory   agreement   to  employ
          broker-dealers,  including  "affiliated"  brokers,  as  that  term  is defined  in  the  Investment  Company  Act.  The  Manager  may  employ broker-dealers  that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable  expense,  the "best  execution" of the Fund's portfolio transactions.  "Best execution" means prompt and reliable execution at the  most  favorable  price  obtainable.  The  Manager  need  not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible  brokers and to minimize the commissions paid to the extent  consistent  with the interests and policies of the
          Fund as established by its Board of Trustees.

          Under the  investment  advisory  agreement,  the  Manager  may  select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services  provided.  Subject to those considerations,  as a factor in selecting brokers for the Fund's portfolio transactions,  the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

          Brokerage  Practices  Followed by the Manager.  The Manager  allocates brokerage  for the Fund subject to the  provisions  of the  investment advisory  agreement  and the  procedures  and rules  described  above.
          Generally,  the Manager's  portfolio traders allocate  brokerage based upon recommendations from the Manager's portfolio managers. In certain instances,  portfolio  managers may directly place trades and allocate brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

          Transactions  in securities  other than those for which an exchange is the  primary  market  are  generally  done with  principals  or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed  brokerage  commissions  and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for  transactions in listed  securities or for  certain  fixed-income  agency  transactions  in the  secondary market.  Otherwise,  brokerage commissions are paid only if it appears likely that a better price or  execution  can be obtained by doing so.
          In an option transaction, the Fund ordinarily uses the same broker for the  purchase  or  sale  of the  option  and  any  transaction  in the securities to which the option relates.

               Other  funds  advised by the  Manager  have  investment  policies similar to those of the Fund.  Those other funds may  purchase or sell the same  securities  as the Fund at the same time as the Fund,  which could  affect the supply and price of the  securities.  If two or more funds  advised by the Manager  purchase the same  security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

                    In an option transaction,  the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, the
               Manager  tries to combine  concurrent  orders to purchase or sell the same security by more than one of the accounts managed by the
               Manager or its affiliates.  The transactions under those combined orders are averaged as to price and allocated in accordance  with the purchase or sale orders actually placed for each account.

                    The  investment  advisory  agreement  permits the Manager to allocate brokerage for research  services.  The research services provided by a particular broker may be useful only to one or more of the advisory  accounts of the Manager and its affiliates.  The investment  research  received for the commissions of those other accounts  may be  useful  both to the Fund and one or more of the
               Manager's other accounts.  Investment research may be supplied to the Manager by a third party at the instance of a broker  through which trades are placed.

                         Investment  research  services include  information and
                    analysis on particular  companies and  industries as well as market or economic  trends and  portfolio  strategy,  market quotations for portfolio  evaluations,  information systems, computer  hardware and similar  products and services.  If a research  service also assists the Manager in a non-research
                    capacity  (such  as  bookkeeping  or  other   administrative
                    functions),  then  only the  percentage  or  component  that
                    provides   assistance  to  the  Manager  in  the  investment
                    decision-making process may be paid in commission dollars.

                         The Board of Trustees permits the Manager to use stated
                    commissions  on  secondary  fixed-income  agency  trades  to obtain  research  if the broker  represents  to the  Manager that:  (i) the  trade  is not from or for the  broker's  own inventory,  (ii) the trade was  executed by the broker on an agency basis at the stated  commission,  and (iii) the trade is  not a  riskless  principal  transaction.  The  Board  of
                    Trustees   permits  the  Manager  to  use   commissions   on
                    fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

     The  research   services   provided  by  brokers  broadens  the  scope  and
supplements  the research  activities  of the Manager.  That  research  provides additional  views and  comparisons for  consideration,  and helps the Manager to obtain market  information  for the valuation of securities that are either held in the Fund's  portfolio  or are being  considered  for  purchase.  The  Manager provides  information  to the  Board  about  the  commissions  paid  to  brokers furnishing such services,  together with the Manager's  representation  that the amount of such  commissions  was  reasonably  related to the value or benefit of such services.

Fiscal Year Ended 10/31:   Total Brokerage Commissions Paid by the Fund 1

    2001                                            $252,156

    2002                                             $876,494

    2003                                           $1,888,7202

          1.  Amounts  do  not  include  spreads  or  commissions  on  principal transactions on a net trade basis.

          2. In the fiscal  year  ended  10/31/03,  the  amount of  transactions directed to brokers for research services was $4,669,409 and amount of the commissions paid to broker-dealers for those services was $12,880.

          Distribution and Service Plans

          The Distributor.  Under its General  Distributor's  Agreement with the
          Fund, the Distributor acts as the Fund's principal  underwriter in the continuous  public  offering  of the Fund's  classes  of  shares.  The
          Distributor  bears  the  expenses  normally   attributable  to  sales,
          including   advertising   and  the  cost  of   printing   and  mailing
          prospectuses, other than those furnished to existing shareholders. The
          Distributor is not obligated to sell a specific number of shares.

     The sales charges and concessions  paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent  fiscal  years,  and the  contingent  deferred  sales  charges  retained  by the  Distributor  on the redemption  of shares for the three most  recent  fiscal  years are shown in the tables below.

--------------- ----------------------- -----------------------
Fiscal          Aggregate Front-End     Class A Front-End
Year            Sales Charges           Sales Charges
Ended 10/31:    on                      Retained by
                Class A Shares          Distributor 1

  2001                $1,532,470            $424,394

  2002                 $421,227             $151,752

 2003                  $349,326             $111,268

          1. Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

  Fiscal    Year   Ended  Concessions on       Concessions on Class    Concessions on      Concessions on Class N
  10/31:                  Class A Shares                      ed by    Class C Shares      Shares Advanced by
                          Advanced by          B Shares Advanc         Advanced by         Distributor1
                          Distributor1         Distributor1            Distributor1

     2001              $74,117               $2,075,174               $209,534                  $20,889 2

     2002              $18,721                $497,004                 $42,256                  $11,625

     2003              $24,877                $359,549                 $63,372                  $12,764

--------------- ----------------------- ---------------------- ------------------------ ------------------------
          1. The Distributor advances concession payments to dealers for certain sales of Class A shares  and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

          2. The inception date of Class N shares was March 1, 2001.

--------------- ----------------------- ----------------------- ------------------------- -----------------------
                Class A Contingent      Class B Contingent      Class C Contingent        Class N Contingent
                Deferred Sales          Deferred Sales                                    Deferred Sales
Fiscal Year     Charges Retained by     Charges Retained by     Deferred Sales Charges    Charges Retained by
Ended 10/31     Distributor             Distributor             Retained by Distributor   Distributor
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2001               $7,448                 $449,939                  $38,358                 $9 1

     2002               $5,146                 $264,697                  $5,747                  $780

     2003               $8,575                 $144,942                  $3,379                  $3,283

--------------- ----------------------- ----------------------- ------------------------- -----------------------
1. The inception date of Class N shares was March 1, 2001.

          Distribution  and Service  Plans.  The Fund has adopted a Service Plan for Class A shares and  Distribution  and  Service  Plans for Class B,
          Class C and Class N shares under Rule 12b-1 of the Investment  Company
          Act.  Under  those  plans the Fund pays the  Distributor  for all or a portion of its costs  incurred  in  connection  with the  distribution and/or servicing of the shares of the particular  class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent  Trustees1,  cast in person at a meeting called for the purpose of voting on that plan.

          Under the plans,  the Manager and the Distributor may make payments to affiliates  and in their sole  discretion,  from time to time, may use their own  resources  (at no direct cost to the Fund) to make payments to brokers,  dealers or other financial  institutions for distribution and  administrative  services  they  perform.  The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion,  the  Distributor and the Manager may increase or decrease the  amount of  payments  they make from their own  resources  to plan recipients.

          Unless a plan is terminated as described  below, the plan continues in effect from year to year but only if the Fund's  Board of Trustees and its  Independent  Trustees  specifically  vote annually to approve its continuance.  Approval  must be by a vote  cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated  at any time by the vote of a majority  of the  Independent
          Trustees or by the vote of the holders of a "majority"  (as defined in the Investment Company Act) of the outstanding shares of that class.

______________
1 In accordance with Rule 12b-1 of the Investment Company Act, the term
  "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

          The Board of Trustees and the  Independent  Trustees  must approve all material amendments to a plan. An amendment to increase materially the amount  of  payments  to be made  under a plan  must  be  approved  by shareholders of the class affected by the amendment.

          Because Class B shares of the Fund automatically  convert into Class A shares 72 months after purchase,  the Fund must obtain the approval of both  Class  A  and  Class  B  shareholders  for a  proposed  material amendment to the Class A plan that would materially  increase payments under the plan.  That approval must be by a "majority"  (as defined in the  Investment  Company  Act) of the  shares  of each  class,  voting separately by class.

               While the plans are in effect,  the  Treasurer  of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all  payments  made  under a plan and the  purpose  for  which  the payments  were  made.  Those  reports  are  subject  to the review and approval of the Independent Trustees.

          Each  plan  states  that  while it is in  effect,  the  selection  and nomination  of those  Trustees  of the  Fund  who are not  "interested persons" of the Fund is committed to the discretion of the Independent
          Trustees.  This  does not  prevent  the  involvement  of others in the selection and  nomination  process as long as the final decision as to selection or nomination  is approved by a majority of the  Independent
          Trustees.

          Under the  plans,  no  payment  will be made to any  recipient  in any quarter in which the aggregate net asset value of all Fund shares held by the  recipient  for  itself  and its  customers  does not  exceed a minimum  amount,  if  any,  that  may be set  from  time  to time by a majority of the Independent Trustees. The Board of Trustees has set no
          minimum amount of assets to qualify for payments under the plans.

          Class A  Service  Plan  Fees.  Under the  Class A  service  plan,  the
          Distributor  currently  uses the fees it receives from the Fund to pay brokers,  dealers and other financial  institutions (they are referred to as  "recipients")  for personal  services  and account  maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the
          Fund,  assisting in establishing and maintaining accounts in the Fund, making the Fund's  investment  plans  available  and  providing  other services  at the request of the Fund or the  Distributor.  The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that  level.  While  the  plan  permits  the  Board to authorize payments to the Distributor to reimburse itself for services under the plan,  the Board has not yet done so,  except in the case of the  special  arrangement  described  below,  regarding  grandfathered retirement accounts. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average  annual net assets  consisting  of Class A shares held in the  accounts of the recipients or their customers.

          With respect to  purchases  of Class A shares  subject to a contingent deferred sales charge by certain  retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered  retirement  accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are  purchased.  During the first  year the  shares  are sold,  the  Distributor  retains  the service  fee to  reimburse  itself for the costs of  distributing  the shares.  After the first year shares are outstanding,  the Distributor makes  service fee payments to  recipients  quarterly on those shares.
          The advance  payment is based on the net asset  value of shares  sold.
          Shares  purchased  by exchange do not qualify for the advance  service fee payment.  If Class A shares purchased by grandfathered  retirement accounts are redeemed during the first year after their purchase,  the recipient  of the service  fees on those  shares will be  obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

          For the fiscal year ended October 31, 2003 payments  under the Class A
          Plan totaled  $150,621 of which $2,268 was retained by the Distributor under the arrangement described above, and included $17,132 paid to an affiliate  of  the  Distributor's  parent  company.  Any  unreimbursed expenses the Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years.  The Distributor may not use payments received under the Class A plan to pay any of its interest  expenses,  carrying  charges,  or other financial  costs, or allocation of overhead.

          Class B, Class C and Class N Distribution and Service Plan Fees. Under
          each plan,  distribution  and service fees are computed on the average of the net asset value of shares in the respective  class,  determined as of the close of each regular  business day during the period.  Each plan provides for the  Distributor  to be  compensated at a flat rate, whether the Distributor's  distribution expenses are more or less than the  amounts  paid by the Fund  under the plan  during  the period for which the fee is paid. The types of services that  recipients  provide are similar to the services  provided  under the Class A service plan, described above.

          Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance.  However, the Distributor currently  intends to pay the service fee to recipients in advance for the  first  year  after  Class  B,  Class  C and  Class N  shares  are purchased. After the first year Class B, Class C or Class N shares are outstanding,  after their purchase,  the Distributor makes service fee payments  quarterly on those shares.  The advance  payment is based on the net asset value of shares  sold.  Shares  purchased by exchange do not qualify for the advance  service fee payment.  If Class B, Class C or Class N shares are  redeemed  during  the first  year  after  their purchase,  the  recipient  of the service fees on those shares will be obligated to repay the  Distributor  a pro rata portion of the advance payment of the  service fee made on those  shares.  In cases where the
          Distributor  is the  broker of record for Class B, Class C and Class N shares,  i.e.  shareholders  without the services of a broker directly invest in the Fund, the Distributor will retain the asset-based  sales charge and service fee for Class B, Class C and Class N shares.

          The  asset-based  sales charge and service fees  increase  Class B and
          Class C expenses by 1.00% and the asset-based sales charge and service fees increases Class N expenses by 0.50% of the net assets per year of the respective class.

          The Distributor  retains the  asset-based  sales charge on Class B and
          Class N shares.  The Distributor  retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the  asset-based  sales  charge as an ongoing  concession  to the recipient  on Class C  shares  outstanding  for a year or  more.  If a dealer has a special  agreement with the Distributor,  the Distributor will  pay  the  Class  B,  Class  C or  Class  N  service  fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

The  asset-based  sales  charge  on Class B,  Class C and  Class N shares  allow investors to buy shares  without a front-end  sales  charge  while  allowing the
Distributor  to  compensate  dealers that sell those  shares.  The Fund pays the asset-based  sales  charges to the  Distributor  for its  services  rendered  in distributing  Class B, Class C and Class N shares.  The payments are made to the
Distributor in recognition that the Distributor:

o pays sales  concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,

          o may finance payment of sales  concessions  and/or the advance of the service fee payment to recipients under the plans, or may provide such financing  from  its  own  resources  or  from  the  resources  of  an affiliate,

o employs  personnel  to  support  distribution  of Class B, Class C and Class N shares,

o bears the costs of sales literature,  advertising and prospectuses (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses,

o may not be able to  adequately  compensate  dealers that sell Class B, Class C and Class N shares without  receiving  payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

o  receives  payments  under  the plans  consistent  with the  service  fees and asset-based sales charges paid by other  non-proprietary funds that charge 12b-1 fees,

o may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

o may  experience  increased  difficulty  selling the Fund's  shares if payments under the plan are  discontinued  because most competitor  funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

o may not be able to continue  providing,  at the same or at a lesser cost,  the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     The  Distributor's  actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives  from the  contingent  deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees  may allow the Fund to continue  payments of the  asset-based  sales
charge  to  the  Distributor  for  distributing   shares  before  the  plan  was
terminated.

  Distribution Fees Paid to Distributor for the Fiscal Year Ended 10/31/03
----------------- --------------------------- ------------------------- -------------------------- ---------------------------
-------------------- ----------------------- --------------------- -------------------------- -----------------------

Class:               Total Payments Under    Amount Retained by     Distributor's Aggregate     Distributor's
                     Plan                    Distributor            Unreimbursed Expenses      Unreimbursed Expenses
                                                                    Under Plan                  as % of Net Assets
                                                                                            Under Plan

Class B Plan        $488,293              $354,3741               $9,187,394                  13.16%

-------------------- ----------------------- --------------------- -------------------------- -----------------------
-------------------- ----------------------- --------------------- -------------------------- -----------------------

Class C Plan        $172,328               $44,1292                $877,140                   3.36%

-------------------- ----------------------- --------------------- -------------------------- -----------------------
-------------------- ----------------------- --------------------- -------------------------- -----------------------

Class N Plan         $13,452                $9,7403                  $57,064                   1.28%

-------------------- ----------------------- --------------------- -------------------------- -----------------------

1.       Includes $9,143 paid to an affiliate of the Distributor's parent company.
2.       Includes $8,601 paid to an affiliate of the Distributor's parent company.
3.       Includes $154 paid to an affiliate of the Distributor's parent company.

     All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct  Rules of the National  Association  of
Securities  Dealers,  Inc. on payments of asset-based  sales charges and service fees.

Performance of the Fund

          Explanation  of  Performance  Terminology.  The Fund uses a variety of terms to illustrate  its investment  performance.  Those terms include
          "cumulative  total return,"  "average  annual total return,"  "average annual total return at net asset value" and "total return at net asset value." An  explanation  of how total  returns are  calculated  is set forth below.  The charts below show the Fund's  performance  as of the
          Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at  1.800.225.5677 or
          by    visiting    the    OppenheimerFunds    Internet    website    at
          www.oppenheimerfunds.com.

     The Fund's  illustrations  of its performance data in  advertisements  must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated.  In general,  any advertisement by the Fund of its  performance  data must  include  the  average  annual  total returns for the  advertised  class of shares of the Fund.  Those returns must be shown for the 1-, 5- and  10-year  periods  (or the life of the class,  if less)
ending as of the most recently ended calendar  quarter prior to the  publication of the advertisement (or its submission for publication).

     Use of standardized performance calculations enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.
However,  a number of  factors  should be  considered  before  using the  Fund's performance information as a basis for comparison with other investments:

     Total returns measure the performance of a hypothetical account in the Fund over  various  periods  and do not show the  performance  of each  shareholder's account. Your account's performance will vary from the model performance data if your  dividends  are  received  in cash,  or you buy or sell  shares  during the period,  or you bought your shares at a different time and price than the shares used in the model.

     The  Fund's  performance  returns  do not  reflect  the  effect of taxes on dividends and capital gains distributions.

     An  investment  in  the  Fund  is not  insured  by the  FDIC  or any  other government agency.

     The  principal  value of the  Fund's  shares,  and  total  returns  are not guaranteed and normally will fluctuate on a daily basis.

     When an investor's shares are redeemed, they may be worth more or less than their  original  cost.  Total  returns  for  any  given  past  period  represent historical performance information and are not, and should not be considered,  a prediction of future returns.

     The  performance of each class of shares is shown  separately,  because the performance  of each class of shares will usually be different.  That is because of the different  kinds of expenses each class bears.  The total returns of each class of shares of the Fund are  affected by market  conditions,  the quality of the  Fund's  investments,  the  maturity  of  those  investments,  the  types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

     |X| Total Return Information.  There are different types of "total returns"
to measure  the  Fund's  performance.  Total  return is the change in value of a hypothetical  investment  in the Fund  over a given  period,  assuming  that all dividends and capital gains  distributions  are reinvested in additional  shares and that  the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses  for each class of shares,  the total  returns for each class are separately  measured.  The cumulative total return measures the change in value over the entire  period (for  example,  ten years).  An average  annual total  return  shows the  average  rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However, average annual total returns do not show actual  year-by-year  performance.  The
Fund uses  standardized  calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

     In calculating total returns for Class A shares,  the current maximum sales charge of 5.75% (as a  percentage  of the offering  price) is deducted  from the initial  investment  ("P" in the  formula  below)  (unless  the  return is shown without sales charge,  as described below).  For Class B shares,  payment of the applicable contingent deferred sales charge is applied,  depending on the period for which the return is shown:  5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth  years,  2.0% in the fifth year,  1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.  For Class N shares, the
1.0%  contingent  deferred sales charge is deducted for returns for the one-year period,  and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) is based on the Fund's Class A returns,  adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

     Average  Annual Total  Return.  The "average  annual total  return" of each class  is an  average  annual  compounded  rate of  return  for  each  year in a specified number of years. It is the rate of return based on the change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

               ERV   1/n
              -------------  - 1     Average Annual Total Return
                     P

          o Average  Annual Total Return  (After  Taxes on  Distributions).  The
          "average annual total return (after taxes on  distributions)" of Class
          A shares is an average annual  compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax  rates in effect on any  reinvestment  date) on any  distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical  initial  investment of
          $1,000 ("P" in the  formula  below) held for a number of years ("n" in the  formula) to achieve an ending  value  ("ATVD" in the  formula) of that investment, after taking into account the effect of taxes on Fund distributions,  but not on the redemption of Fund shares, according to the following formula:

ATVD l/n  - 1 = Average Annual Total Return (After Taxes on Distributions)
---
 P

          o Average  Annual  Total  Return  (After  Taxes on  Distributions  and
          Redemptions).  The  "average  annual  total  return  (after  taxes  on distributions and redemptions)" of Class A shares is an average annual compounded  rate of  return  for each  year in a  specified  number of years,  adjusted to show the effect of federal taxes (calculated using the highest individual  marginal federal income tax rates in effect on any reinvestment  date) on any  distributions  made by the Fund during the specified  period and the effect of capital gains taxes or capital
          loss  tax  benefits  (each   calculated   using  the  highest  federal
          individual  capital gains tax rate in effect on the  redemption  date)
          resulting  from the redemption of the shares at the end of the period.
          It  is  the  rate  of  return  based  on  the  change  in  value  of a hypothetical  initial  investment of $1,000 ("P" in the formula below)
          held for a number of years ("n" in the  formula)  to achieve an ending value ("ATVDR" in the formula) of that  investment,  after taking into account  the  effect  of  taxes  on  fund  distributions  and  on  the redemption  of  Fund  shares,  according  to  the  following  formula:

          1/n
      ATV
      ----D  - 1 = Average Annual Total Return (After Taxes on Distributions)
       P

          o Cumulative Total Return.  The "cumulative total return"  calculation measures the change in value of a  hypothetical  investment  of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average  annual total  return,  but it does not average the rate  of  return  on an  annual  basis.  Cumulative  total  return  is determined as follows:

                ERV - P
                -----     = Total Return
                  P

     o Total  Returns  at Net Asset  Value.  From time to time the Fund may also quote a  cumulative  or an average  annual  total  return  "at net asset  value"
(without  deducting  sales  charges)  for Class A,  Class B,  Class C or Class N shares.  There  is no  sales  charge  on  Class Y  shares.  Each is based on the difference  in net asset  value per  share at the  beginning  and the end of the
period  for  a  hypothetical   investment  in  that  class  of  shares  (without
considering  front-end  or  contingent  deferred  sales  charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

                 The Fund's Total Returns for the Periods Ended 10/31/03

Class of       Cumulative Total                    Average Annual Total Returns
               Returns (10 Years or
Shares         life-of-class, if less)

                                                     1-Year                     5-Year
                                                                            (or life of class)

-------------- ------------ ------------ ------------ ------------ ------------ -----------

                  After       Without       After       Without       After     Without
                  Sales        Sales        Sales        Sales        Sales     Sales
                 Charge       Charge       Charge       Charge       Charge       Charge

-------------- ------------ ------------ ------------ ------------ ------------ -----------
-------------- ------------ ------------ ------------ ------------ ------------ -----------

Class A         -70.37%1     -68.56%1      62.61%       72.53%      -29.24%1     -28.04%1

-------------- ------------ ------------ ------------ ------------ ------------ -----------
-------------- ------------ ------------ ------------ ------------ ------------ -----------

Class B         -70.32%2     -69.40%2      65.95%       70.95%      -29.21%2     -28.59%2

-------------- ------------ ------------ ------------ ------------ ------------ -----------
-------------- ------------ ------------ ------------ ------------ ------------ -----------

Class C         -69.40%3     -69.40%3      69.95%       70.95%      -28.59%3     -28.59%3

-------------- ------------ ------------ ------------ ------------ ------------ -----------
-------------- ------------ ------------ ------------ ------------ ------------ -----------

Class N         -52.66%4     -52.66%4      71.38%       72.38%      -24.45%4     -24.45%4

-------------- ------------ ------------ ------------ ------------ ------------ -----------
-------------- ------------ ------------ ------------ ------------ ------------ -----------

Class Y         -67.82%5     -67.82%5      73.51%       73.51%      -27.56%5     -27.56%5

-------------- ------------ ------------ ------------ ------------ ------------ -----------

1.       Inception of Class A:      4/25/00
2.       Inception of Class B:      4/25/00
3.       Inception of Class C:      4/25/00
4.       Inception of Class N:      3/1/01
5.       Inception of Class Y:      4/25/00

-----------------------------------------------------------------------------------------------------------------

                      Average Annual Total Returns for Class A Shares (After Sales Charge)
                                         For the Periods Ended 10/31/03

-----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------- ---------------------- ---------------------

                                                                            1-Year                 5-Year
                                                                                             (or life of class)

-------------------------------------------------------------------- ---------------------- ---------------------
-------------------------------------------------------------------- ---------------------- ---------------------

After Taxes on Distributions                                                62.61%                -29.25%1

-------------------------------------------------------------------- ---------------------- ---------------------
-------------------------------------------------------------------- ---------------------- ---------------------

After Taxes on Distributions and Redemption of Fund Shares                  40.69%                -22.84%1

-------------------------------------------------------------------- ---------------------- ---------------------

     1.  Inception of Class A: 4/25/00

          Other  Performance  Comparisons.  The Fund  compares  its  performance annually to that of an appropriate  broadly-based  market index in its
          Annual  Report to  shareholders.  You can obtain that  information  by contacting  the Transfer  Agent at the addresses or telephone  numbers shown on the cover of this  Statement of Additional  Information.  The
          Fund may also compare its  performance  to that of other  investments, including  other mutual funds,  or use rankings of its  performance by
          independent   ranking   entities.   Examples   of  these   performance
          comparisons are set forth below.

     |X| Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized  independent mutual fund monitoring  service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment  styles.
The Lipper  performance  rankings  are based on total  returns  that include the reinvestment of capital gain  distributions and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"
indices of the  performance  of all mutual funds in a category  that it monitors and averages of the performance of the funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual  fund  monitoring  service.  Morningstar  rates  mutual  funds  in  their specialized market sector. The Fund is rated among specialty technology funds.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar  Rating(TM)based on a Morningstar  Risk-Adjusted Return measure that accounts for variation in a fund's monthly  performance  (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward  variations  and rewarding  consistent  performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars,  the next 22.5% receive 2 stars, and the bottom 10% receive
1 star. (Each share class is counted as a fraction of one fund within this scale and rated  separately,  which may cause slight  variations  in the  distribution percentages.)  The  Overall  Morningstar  Rating  for a fund is  derived  from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

     |X|   Performance   Rankings  and   Comparisons   by  Other   Entities  and
Publications.  From time to time the Fund may include in its  advertisements and sales literature performance  information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the
Fund's classes of shares may be compared in  publications  to the performance of various market indices or other investments, and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors  may also wish to compare the returns on the Fund's share classes to the  return on  fixed-income  investments  available  from  banks and  thrift institutions.  Those include certificates of deposit,  ordinary  interest-paying checking  and  savings  accounts,  and  other  forms of fixed or  variable  time deposits,  and various other  instruments such as Treasury bills.  However,  the
Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository  obligations may be insured  by the  FDIC  and may  provide  fixed  rates of  return.  Repayment  of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

     From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include  comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking  service  itself,  using its research or judgment, or based upon surveys of investors,  brokers, shareholders or others.

     From  time to time the Fund may  include  in its  advertisements  and sales literature the total return  performance of a  hypothetical  investment  account that  includes  shares of the Fund and other  Oppenheimer  funds.  The  combined account may be part of an illustration of an asset  allocation  model or similar presentation.  The account  performance may combine total return  performance of the Fund and the total return performance of other Oppenheimer funds included in the account.  Additionally,  from time to time,  the Fund's  advertisements  and
sales  literature  may  include,  for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general or  specific  market and economic  conditions.  That may include,  for example,  o information  about the performance of certain securities or commodities markets or segments of those markets,

     o  information  about  the  performance  of  the  economies  of  particular countries  or  regions,  o the  earnings  of  companies  included in segments of particular industries,  sectors, securities markets, countries or regions,

     o the  availability  of  different  types of  securities  or  offerings  of securities,

     o information  relating to the gross national or gross domestic  product of the United States or other countries or regions,

     o  comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

          Additional  information is presented  below about the methods that can be  used  to  buy  shares  of  the  Fund.  Appendix  B  contains  more information about the special sales charge arrangements offered by the
          Fund, and the  circumstances  in which sales charges may be reduced or waived for certain classes of investors.

          AccountLink.  When  shares are  purchased  through  AccountLink,  each
          purchase  must be at least  $50 and  shareholders   must  invest at
          least  $500  before an Asset  Builder  Plan  (described  below) can be established on a new account.  Accounts  established prior to November
          1, 2002 will remain at $25 for  additional  purchases.  Shares will be purchased on the regular business day the Distributor is instructed to initiate the  Automated  Clearing  House  ("ACH")  transfer to buy the shares.  Dividends  will begin to accrue on shares  purchased with the proceeds  of ACH  transfers  on the  business  day the  Fund  receives
          Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal
          Funds are received on a business day after the close of the  Exchange, the shares will be purchased and dividends will begin to accrue on the next regular  business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated.  If the proceeds of the ACH  transfer are not received on a timely  basis, the Distributor  reserves the right to cancel the purchase order.  The
          Distributor  and the  Fund  are not  responsible  for  any  delays  in purchasing shares resulting from delays in ACH transmissions.

          Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge  rate  may be  obtained  for  Class A  shares  under  Right  of
          Accumulation  and Letters of Intent  because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers  making such sales.  No sales charge is imposed in certain other  circumstances  described  in  Appendix B to this  Statement  of
          Additional  Information  because the  Distributor  or dealer or broker incurs little or no selling expenses.

     Right of  Accumulation.  To qualify for the lower sales  charge  rates that apply to  larger  purchases  of Class A  shares,  you and  your  spouse  can add together:

          o Class A and Class B shares you purchase for your individual accounts
          (including IRAs and 403(b) plans), or for your joint accounts,  or for trust or custodial accounts on behalf of your children who are minors,

          o  Current  purchases  of Class A and  Class B shares  of the Fund and other  Oppenheimer  funds to reduce the sales charge rate that applies to current purchases of Class A shares, and

          o Class A and  Class B shares  of  Oppenheimer  funds  you  previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current  purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

     A fiduciary  can count all shares  purchased  for a trust,  estate or other fiduciary  account  (including  one or more  employee  benefit plans of the same employer) that has multiple  accounts.  The  Distributor  will add the value, at current offering price, of the shares you previously purchased and currently own to the value of  current  purchases  to  determine  the sales  charge  rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

          The Oppenheimer  Funds.  The Oppenheimer  funds are those mutual funds for  which  the  Distributor  acts as the  distributor  and  currently include the following:

Oppenheimer AMT-Free Municipals            Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals   Oppenheimer Main Street Fund
Oppenheimer Bond Fund                      Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund      Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund      Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Preservation Fund      Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund            Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Champion Income Fund           Oppenheimer Principal Protected Main Street Fund
Oppenheimer Convertible Securities Fund    Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund        Oppenheimer Quest Balanced Value Fund
Oppenheimer Disciplined Allocation Fund    Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Discovery Fund                 Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Growth Fund           Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund     Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund                Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Real Estate Fund
Oppenheimer Global Fund                    Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities Fund      Oppenheimer Senior Floating Rate Fund
Oppenheimer Gold & Special
          Minerals Fund                      Oppenheimer Small Cap Value Fund
Oppenheimer Growth Fund                      Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fun                   Oppenheimer Total Return Bond Fund
Oppenheimer International Bond Fund          Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund        Oppenheimer Value Fund
Oppenheimer International Small Company Fund Limited-Term New York Municipal Fund
Oppenheimer Limited-Term Government Fund     Rochester Fund Municipals
Oppenheimer MidCap Fund

And the following money market funds:

Oppenheimer Cash Reserves
Centennial Government Trust
Oppenheimer Money Market Fund, Inc.
Centennial Money Market Trust
Centennial America Fund, L. P.
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial Tax Exempt Trust

     There is an initial  sales charge on the purchase of Class A shares of each of the Oppenheimer  funds  described above except the money market funds.  Under certain  circumstances  described in this  Statement of Additional  Information, redemption  proceeds  of certain  money  market  fund shares may be subject to a contingent deferred sales charge.

          Letters  of  Intent.  Under a  Letter  of  Intent  ("Letter"),  if you
          purchase  Class A shares or Class A and Class B shares of the Fund and other Oppenheimer  funds during a 13-month period,  you can reduce the sales  charge rate that  applies to your  purchases of Class A shares.
          The total amount of your intended  purchases of both Class A and Class
          B shares will  determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days  before the date of the  Letter.  Letters  do not  consider
          Class C or Class N shares you purchase or may have purchased.

     A Letter is an investor's  statement in writing to the  Distributor  of the intention  to purchase  Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's  request,  this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's  intention to make the aggregate  amount of purchases  of shares  which,  when added to the  investor's holdings of shares of those funds,  will equal or exceed the amount specified in the Letter.  Purchases made by  reinvestment  of dividends or  distributions  of capital gains and purchases  made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

     A Letter  enables  an  investor  to count  the  Class A and  Class B shares purchased  under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales  charge) that applies to a single  lump-sum  purchase of shares in the amount intended to be purchased under the Letter.

     In  submitting  a Letter,  the  investor  makes no  commitment  to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that  period,  do not equal or exceed the  intended  purchase amount,  the  investor  agrees  to pay the  additional  amount  of sales  charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"
below (those  terms may be amended by the  Distributor  from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.
Also,  the  investor  agrees  to be bound by the terms of the  Prospectus,  this
Statement of Additional  Information and the application  used for a Letter.  If those  terms are  amended,  as they may be from  time to time by the  Fund,  the investor agrees to be bound by the amended terms and that those  amendments will apply automatically to existing Letters.

     If the total eligible  purchases made during the Letter period do not equal or exceed the intended purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge  retained by the
Distributor  will be adjusted to the rates applicable to actual total purchases.
If total  eligible  purchases  during the  Letter  period  exceed  the  intended purchase  amount  and exceed  the  amount  needed to qualify  for the next sales charge rate reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer  returns  to the  Distributor  the  excess of the  amount of  concessions allowed or paid to the dealer over the amount of  concessions  that apply to the actual amount of purchases.  The excess concessions  returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

     The Transfer  Agent will not hold shares in escrow for  purchases of shares of the Fund and other  Oppenheimer  funds by  OppenheimerFunds  prototype 401(k)
plans under a Letter.  If the intended  purchase  amount under a Letter  entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     In determining  the total amount of purchases  made under a Letter,  shares redeemed by the investor  prior to the  termination of the Letter period will be deducted.  It is the  responsibility of the dealer of record and/or the investor to advise the Distributor  about the Letter when placing any purchase orders for the  investor  during  the Letter  period.  All of such  purchases  must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

          1. Out of the initial purchase (or subsequent  purchases if necessary)
          made pursuant to a Letter,  shares of the Fund equal in value up to 5%
          of the intended  purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000,  the escrow shall be shares valued in the amount of
          $2,500  (computed  at  the  offering  price  adjusted  for  a  $50,000 purchase).  Any  dividends  and  capital  gains  distributions  on the escrowed shares will be credited to the investor's account.

          2. If the total  minimum  investment  specified  under  the  Letter is completed within the 13-month Letter period,  the escrowed shares will be promptly released to the investor.

          3. If, at the end of the 13-month  Letter  period the total  purchases pursuant  to the Letter  are less than the  intended  purchase  amount specified in the Letter, the investor must remit to the Distributor an amount  equal to the  difference  between  the dollar  amount of sales charges actually paid and the amount of sales charges which would have been  paid if the  total  amount  purchased  had been made at a single time.  That sales charge  adjustment will apply to any shares redeemed prior to the  completion  of the Letter.  If the  difference  in sales charges  is not paid  within  twenty  days  after a  request  from the
          Distributor or the dealer,  the Distributor will, within sixty days of the  expiration  of the Letter,  redeem the number of escrowed  shares necessary  to  realize  such  difference  in sales  charges.  Full and fractional  shares  remaining  after such  redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge,  the sales charge will be withheld from the redemption proceeds.

          4. By signing the Letter,  the investor  irrevocably  constitutes  and appoints  the Transfer  Agent as  attorney-in-fact  to  surrender  for redemption any or all escrowed shares.

          5. The shares  eligible for purchase  under the Letter (or the holding of which may be counted toward completion of a Letter) include:

          (a) Class A shares sold with a front-end  sales charge or subject to a
          Class A contingent deferred sales charge,

          (b) Class B shares of other  Oppenheimer  funds acquired  subject to a contingent deferred sales charge, and

          (c) Class A or Class B shares acquired by exchange of either (1) Class
          A shares  of one of the other  Oppenheimer  funds  that were  acquired subject to a Class A initial or  contingent  deferred  sales charge or
          (2)  Class B shares of one of the other  Oppenheimer  funds  that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow  hereunder  will  automatically  be exchanged  for shares of another  fund to which an exchange is  requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

          Asset  Builder  Plans.  As  explained  in  the  Prospectus,  you  must initially  establish  your  account with $500.  Subsequently,  you can establish an Asset Builder Plan to automatically  purchase  additional shares  directly  from a bank  account for as little as $50. For those accounts  established  prior  to  November  1,  2002  and  which  have previously established Asset Builder Plans,  additional purchases will remain at $25.  Shares  purchased by Asset  Builder Plan payments from bank accounts are subject to the  redemption  restrictions  for recent purchases  described  in  the  Prospectus.  Asset  Builder  Plans  are available only if your bank is an ACH member.  Asset Builder Plans may not be  used to buy  shares  for  OppenheimerFunds  employer-sponsored
          qualified  retirement  accounts.   Asset  Builder  Plans  also  enable
          shareholders of Oppenheimer Cash Reserves to use their fund account to make  monthly  automatic  purchases  of  shares  of up to  four  other
          Oppenheimer funds.

          If you make payments from your bank account to purchase  shares of the
          Fund,  your bank account will be debited  automatically.  Normally the debit will be made two business days prior to the investment dates you selected on your  application.  Neither the Distributor,  the Transfer
          Agent nor the Fund shall be  responsible  for any delays in purchasing shares that result from delays in ACH transmissions.

          Before you  establish  Asset  Builder  payments,  you should  obtain a prospectus of the selected fund(s) from your financial advisor (or the
          Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset
          Builder payment or you can terminate  these  automatic  investments at any time by writing to the Transfer Agent. The Transfer Agent requires a  reasonable  period  (approximately  10 days) after  receipt of your instructions  to implement them. The Fund reserves the right to amend, suspend  or  discontinue  offering  Asset  Builder  plans  at any time without prior notice.

          Retirement  Plans.  Certain types of retirement  plans are entitled to purchase  shares of the Fund without  sales charge or at reduced sales charge  rates,  as  described  in  Appendix  B to  this  Statement  of
          Additional  Information.  Certain  special  sales charge  arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily  valuation  basis by Merrill Lynch Pierce Fenner
          &  Smith, Inc.  ("Merrill Lynch") or an independent  record keeper that has a contract or special  arrangement  with Merrill Lynch. If on the date the plan  sponsor  signed the Merrill  Lynch  record  keeping service  agreement  the plan has less than $3 million in assets (other than assets  invested in money market  funds)  invested in  applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer  funds.  Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares  converted  to Class A  shares  of the  Fund  when  the  plan's applicable investments reach $5 million.

     OppenheimerFunds  has entered into arrangements with certain record keepers whereby the Transfer Agent  compensates the record keeper for its record keeping and account  servicing  functions that it performs on behalf of the  participant level accounts of a retirement plan.  While such  compensation may act to reduce the record  keeping fees charged by the retirement  plan's record  keeper,  that compensation  arrangement may be terminated at any time,  potentially  affecting the record keeping fees charged by the retirement plan's record keeper.

          Cancellation of Purchase  Orders.  Cancellation of purchase orders for the Fund's shares (for example,  when a purchase  check is returned to the Fund  unpaid)  causes  a loss to be  incurred  when the net  asset values of the Fund's shares on the  cancellation  date is less than on the purchase date.  That loss is equal to the amount of the decline in the net asset  value per share  multiplied  by the number of shares in the purchase order.  The investor is responsible for that loss. If the investor fails to compensate  the Fund for the loss,  the  Distributor will do so. The Fund may reimburse the  Distributor for that amount by redeeming shares from any account  registered in that investor's name, or the Fund or the Distributor may seek other redress.

          Classes of  Shares.  Each  class of shares of the Fund  represents  an interest in the same portfolio of  investments  of the Fund.  However, each class has different shareholder  privileges and features. The net income  attributable  to  Class B,  Class C or Class N shares  and the dividends  payable  on  Class B,  Class C or  Class N  shares  will be reduced by  incremental  expenses  borne  solely by that class.  Those expenses include the asset-based sales charges to which Class B, Class
          C and Class N shares are subject.

     The  availability  of  different  classes of shares  permits an investor to choose  the  method  of  purchasing  shares  that  is more  appropriate  for the investor.  That may depend on the amount of the purchase, the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold  subject to an initial  sales  charge.  While Class B,
Class C and Class N shares  have no initial  sales  charge,  the  purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial  sales charge on Class A shares - to compensate the Distributor and brokers,  dealers and financial institutions that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling  Fund shares may  receive  different  levels of compensation for selling one class of shares rather than another.

     The Distributor will not accept any order in the amount of $500,000 or more for  Class B shares  or $1  million  or more for  Class C shares  on behalf of a single investor (not including dealer "street name" or omnibus  accounts).  That is because  generally it will be more advantageous for that investor to purchase
Class A shares of the Fund.

          |X| Class A Shares Subject to a Contingent  Deferred Sales Charge. For
          purchases of Class A shares at net asset value  whether or not subject to a contingent  deferred sales charge as described in the Prospectus, no sales  concessions will be paid to the  broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment  option in a retirement plan in which Oppenheimer funds are also offered as investment  options under a special  arrangement  with the  Distributor,  if the purchase  occurs more than 30 days after the
          Oppenheimer  funds are added as an investment  option under that plan.
          Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class
          N shares of one or more  Oppenheimer  funds  held by the plan for more than 18 months.

     |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for longer than six years.

     |X|  Availability of Class N Shares.  In addition to the description of the types of  retirement  plans which may purchase  Class N shares  contained in the prospectus, Class N shares also are offered to the following:

          o to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

          o to all  rollover  contributions  made to  Individual  401(k)  plans,
          Profit-Sharing Plans and Money Purchase Pension Plans,

          o to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
          Ascender retirement plans,

          o to all trustee-to-trustee IRA transfers,

          o to all 90-24 type 403(b) transfers,

          o to  Group  Retirement  Plans  (as  defined  in  Appendix  B to  this
          Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose, o to Retirement Plans qualified  under  Sections  401(a) or 401(k) of the  Internal  Revenue
          Code, the  recordkeeper or the plan sponsor for which has entered into a special  agreement with the Distributor,  o to Retirement Plans of a plan sponsor where the aggregate  assets of all such plans invested in the Oppenheimer funds is $500,000 or more,

          o to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more
          Oppenheimer funds, and

          o to certain customers of broker-dealers  and financial  advisors that are identified in a special  agreement  between the  broker-dealer  or financial advisor and the Distributor for that purpose.

     The sales  concession  and the advance of the service  fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on: o purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the  redemption  proceeds of Class A shares
of  one  or   more   Oppenheimer   funds   (other   than   rollovers   from   an
OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer  funds), o purchases of Class N shares in amounts of $500,000 or more by a  retirement  plan that pays for the  purchase  with the  redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year  (other  than  rollovers  from an  OppenheimerFunds-sponsored
Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer  funds), and o on purchases of Class N shares by an  OppenheimerFunds-sponsored  Pinnacle or Ascender  401(k) plan made with the redemption  proceeds of Class A shares of one or more Oppenheimer funds.

     No  sales  concessions  will be paid to the  broker-dealer  of  record,  as described  in the  Prospectus,  on sales of  Class N shares  purchased  with the redemption  proceeds of shares of another  mutual fund offered as an  investment option in a  retirement  plan in which  Oppenheimer  funds are also  offered  as investment  options under a special  arrangement  with the  Distributor,  if the purchase  occurs more than 30 days after the  Oppenheimer  funds are added as an investment option under that plan.

     |X|  Allocation of Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses reduce the net asset values of shares,  and  therefore  are  indirectly  borne by  shareholders through their investment.

     The  methodology  for  calculating  the  net  asset  value,  dividends  and distributions  of the Fund's  share  classes  recognizes  two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class,  and then  equally to each  outstanding  share  within a given  class.  Such  general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current  shareholders,  fees to unaffiliated
Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest,  taxes and brokerage commissions,  and non-recurring  expenses, such as litigation costs.

     Other  expenses that are directly  attributable  to a particular  class are allocated equally to each outstanding share within that class.  Examples of such expenses  include  distribution  and service  plan  (12b-1)  fees,  transfer and shareholder servicing agent fees and expenses,  and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

          Account  Fees.  As  stated  in the  Prospectus,  a $12  annual  fee is assessed on any account valued at less than $500. This fee will not be assessed on the following accounts:

          o  Accounts  that  have  balances  below  $500  due to  the  automatic conversion of shares from Class B to Class A shares;

          o Accounts with an active Asset Builder Plan,  payroll  deduction plan or a military allotment plan;

          o OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;

          o  Certain  accounts  held  by  broker-dealers  through  the  National
          Securities Clearing Corporation; and

          o  Accounts  that fall below the $500  threshold  due solely to market fluctuations  within the 12-month period preceding the date the fee is deducted.

     The fee is automatically  deducted from qualifying  accounts annually on or about the second to last  business day of  September.  This annual fee is waived for any  shareholders  who  elect to  access  their  account  documents  through electronic  document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary  source for their  general  servicing needs. To sign up to access account documents  electronically  via eDocs Direct, please visit the Service  Center on our website at  www.oppenheimerfunds.com  or call 1.888.470.0862 for instructions.

          Determination  of Net Asset Values Per Share. The net asset values per share of each  class of  shares of the Fund are  determined  as of the close of  business of the  Exchange  on each day that the  Exchange is open. The  calculation is done by dividing the value of the Fund's net assets  attributable  to a class by the number of shares of that class that are  outstanding.  The  Exchange  normally  closes at 4:00  P.M.,
          Eastern  time,  but may close earlier on some other days (for example, in case  of  weather  emergencies  or on days  falling  before  a U.S.
          holiday).  All  references  to time in this  Statement  of  Additional
          Information  mean "Eastern  time." The  Exchange's  most recent annual announcement (which is subject to change) states that it will close on
          New Year's Day,  Martin Luther King,  Jr. Day,  Presidents'  Day, Good
          Friday,  Memorial Day,  Independence Day, Labor Day,  Thanksgiving Day
          and Christmas Day. It may also close on other days.

     Dealers  other  than  Exchange  members  may  conduct  trading  in  certain securities  on days on which the  Exchange  is closed  (including  weekends  and holidays) or after 4:00 P.M. on a regular  business day.  Because the Fund's net asset values will not be calculated  on those days,  the Fund's net asset values per share may be significantly  affected on such days when  shareholders may not purchase or redeem  shares.  Additionally,  trading on European  and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

     Changes in the values of securities  traded on foreign exchanges or markets as a result of  events  that  occur  after the  prices of those  securities  are determined,  but before the close of the Exchange,  will not be reflected in the
Fund's  calculation  of its  net  asset  values  that  day  unless  the  Manager determines  that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable,  may establish a valuation, under procedures established by the Board and subject to the approval,  ratification  and confirmation by the
Board at its next ensuing meeting.

     Securities  Valuation.   The  Fund's  Board  of  Trustees  has  established
procedures  for  the  valuation  of the  Fund's  securities.  In  general  those procedures are as follows:

          o  Equity  securities  traded  on a  U.S.  securities  exchange  or on
          Nasdaq(R)are valued as follows:

          (1) if last sale information is regularly reported, they are valued at the last reported  sale price on the principal  exchange on which they are traded or on Nasdaq, as applicable, on that day, or

          (2) if last sale  information  is not  available on a valuation  date, they  are  valued  at the  last  reported  sale  price  preceding  the valuation  date if it is within  the spread of the  closing  "bid" and
          "asked"  prices on the valuation date or, if not, at the closing "bid"
          price on the valuation date.

          o Equity securities traded on a foreign securities  exchange generally are valued in one of the following ways:

          (1) at the last sale price available to the pricing  service  approved by the Board of Trustees, or

          (2) at the last sale price  obtained by the Manager from the report of the  principal  exchange  on which the  security is traded at its last trading session on or immediately before the valuation date, or

          (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

          o Long-term debt securities  having a remaining  maturity in excess of
          60 days are valued  based on the mean  between  the "bid" and  "asked"
          prices  determined  by a  portfolio  pricing  service  approved by the
          Fund's  Board of Trustees  or obtained by the Manager  from two active market makers in the security on the basis of reasonable inquiry.

          o The  following  securities  are valued at the mean between the "bid"
          and "asked"  prices  determined by a pricing  service  approved by the
          Fund's  Board of Trustees  or obtained by the Manager  from two active market makers in the security on the basis of reasonable inquiry:

          (1) debt  instruments  that have a maturity of more than 397 days when issued,

          (2) debt  instruments  that had a  maturity  of 397 days or less  when issued and have a remaining maturity of more than 60 days, and

          (3) non-money  market debt instruments that had a maturity of 397 days or less when issued and which have a remaining  maturity of 60 days or less.

          o  The  following   securities  are  valued  at  cost,   adjusted  for
          amortization of premiums and accretion of discounts:

          (1) money market debt securities held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

          (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

          o   Securities   (including   restricted    securities)   not   having
          readily-available   market   quotations   are  valued  at  fair  value
          determined under the Board's  procedures.  If the Manager is unable to locate two market  makers  willing to give  quotes,  a security may be priced at the mean between the "bid" and "asked" prices  provided by a single  active  market maker (which in certain  cases may be the "bid"
          price if no "asked" price is available).

     In the  case of U.S.  government  securities,  mortgage-backed  securities, corporate bonds and foreign government securities, when last sale information is not generally  available,  the Manager may use pricing services  approved by the
Board of  Trustees.  The pricing  service may use  "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.
Other  special  factors may be involved  (such as the  tax-exempt  status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing  services.  That  monitoring may include  comparing  prices used for portfolio valuation to actual sales prices of selected securities.

     The closing  prices in the London foreign  exchange  market on a particular business  day that are  provided  to the  Manager  by a bank,  dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

     Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable,  as determined by a pricing service approved by the Board of Trustees or by the Manager.  If there were no sales  that day,  they  shall be  valued  at the last sale  price on the preceding  trading  day if it is  within  the  spread of the  closing  "bid" and
"asked" prices on the principal  exchange or on Nasdaq on the valuation date. If not,  the value shall be the closing bid price on the  principal  exchange or on
Nasdaq on the  valuation  date.  If the put,  call or future is not traded on an exchange or on Nasdaq,  it shall be valued by the mean between "bid" and "asked"
prices  obtained by the Manager from two active market makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

     When the Fund writes an option,  an amount equal to the premium received is included  in the Fund's  Statement  of Assets and  Liabilities  as an asset.  An equivalent credit is included in the liability  section.  The credit is adjusted
("marked-to-market")  to reflect the  current  market  value of the  option.  In determining the Fund's gain on investments, if a call or put written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call or put  written  by the Fund  expires,  the Fund  has a gain in the  amount  of the premium. If the Fund enters into a closing purchase transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

          The  information  below  supplements  the  terms  and  conditions  for redeeming shares set forth in the Prospectus.

          Reinvestment  Privilege.   Within  six  months  of  a  redemption,   a
          shareholder may reinvest all or part of the redemption proceeds of:

          o Class A shares purchased subject to an initial sales charge or Class
          A shares on which a contingent deferred sales charge was paid, or

          o Class B shares that were subject to the Class B contingent  deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed  after the Transfer  Agent  receives the reinvestment  order.  The  shareholder  must  ask the  Transfer  Agent  for that privilege at the time of reinvestment. This privilege does not apply to Class C,
Class N or Class Y shares.  The Fund may amend,  suspend or cease  offering this reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

     Any  capital  gain that was  realized  when the  shares  were  redeemed  is taxable,  and reinvestment  will not alter any capital gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and  amount  of the reinvestment.  Under the Internal  Revenue Code, if the  redemption  proceeds of
Fund  shares on which a sales  charge was paid are  reinvested  in shares of the
Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge  paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales  charge  would  be  added  to the  basis  of the  shares  acquired  by the reinvestment of the redemption proceeds.

          Payments  "In Kind".  The  Prospectus  states that  payment for shares tendered for  redemption is ordinarily  made in cash.  However,  under certain circumstances, the Board of Trustees of the Fund may determine that it would be  detrimental  to the best  interests of the remaining shareholders of the Fund to make payment of a redemption  order wholly or  partly  in cash.  In that  case,  the Fund may pay the  redemption proceeds  in whole or in part by a  distribution  "in  kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     The Fund has  elected to be  governed  by Rule 18f-1  under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day  period for any one  shareholder.  If shares are  redeemed  in kind,  the redeeming  shareholder  might  incur  brokerage  or other  costs in selling  the securities for cash. The Fund will value  securities  used to pay redemptions in kind  using the same  method  the Fund uses to value  its  portfolio  securities described  above  under  "Determination  of Net Asset  Values Per  Share."  That
valuation will be made as of the time the redemption price is determined.

          Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary  redemption of the shares held in any account if the  aggregate  net asset  value of those  shares is less than $500 or such lesser  amount as the Board may fix. The Board will not cause the involuntary  redemption  of shares in an account if the  aggregate net asset value of such shares has fallen below the stated  minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the  requirements  for any  notice  to be given to the shareholders  in  question  (not  less  than 30  days).  The Board may alternatively  set  requirements  for the  shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

          Transfers of Shares. A transfer of shares to a different  registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent  deferred  sales charge of any  class at the time of  transfer  to the name of  another person or entity.  It does not matter  whether the transfer  occurs by absolute assignment,  gift or bequest, as long as it does not involve, directly  or  indirectly,  a public  sale of the  shares.  When shares subject to a contingent  deferred  sales charge are  transferred,  the transferred  shares will  remain  subject to the  contingent  deferred sales charge.  It will be calculated as if the transferee  shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares  held in an account are  transferred,  and some but not all shares in the account  would be subject to a contingent  deferred  sales charge if redeemed at the time of  transfer,  the  priorities  described  in the
Prospectus  under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

     Distributions  From  Retirement  Plans.  Requests  for  distributions  from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE IRAs,  403(b)(7)  custodial plans,  401(k) plans or pension or  profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the  Transfer  Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:

          (1) state the reason for the distribution;

          (2) state the owner's  awareness of tax penalties if the  distribution is premature; and

          (3)  conform  to the  requirements  of the plan and the  Fund's  other redemption requirements.

     Participants     (other    than    self-employed    plan    sponsors)    in
OppenheimerFunds-sponsored  pension or  profit-sharing  plans with shares of the
Fund  held in the name of the plan or its  fiduciary  may not  directly  request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

     Distributions  from pension and profit sharing plans are subject to special requirements  under the Internal Revenue Code and certain  documents  (available from the Transfer  Agent) must be completed and submitted to the Transfer  Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to  withholding  requirements  under the Internal  Revenue Code, and IRS
Form W-4P  (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed.  Unless
the   shareholder   has  provided  the  Transfer  Agent  with  a  certified  tax identification  number,  the Internal Revenue Code requires that tax be withheld from any distribution  even if the shareholder  elects not to have tax withheld.
The Fund,  the  Manager,  the  Distributor,  and the  Transfer  Agent  assume no responsibility to determine  whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible  for any tax penalties  assessed in connection with a distribution.

          Special  Arrangements  for  Repurchase  of  Shares  from  Dealers  and
          Brokers.  The Distributor is the Fund's agent to repurchase its shares from  authorized  dealers  or  brokers  on behalf of their  customers.
          Shareholders  should  contact  their  broker or dealer to arrange this type of  redemption.  The  repurchase  price per share will be the net asset  value next  computed  after the  Distributor  receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase  order  from a dealer  or  broker  after  the  close of the
          Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers  prior to the time the Exchange  closes.  Normally,  the
          Exchange  closes at 4:00  P.M.,  but may do so  earlier  on some days.
          Additionally,  the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00
          P.M.).

     Ordinarily,  for accounts redeemed by a broker-dealer under this procedure, payment  will be made  within  three  business  days after the shares  have been redeemed upon the Distributor's  receipt of the required redemption documents in proper  form.  The  signature(s)  of the  registered  owners  on the  redemption documents must be guaranteed as described in the Prospectus.

          Automatic  Withdrawal and Exchange Plans.  Investors  owning shares of the Fund valued at $5,000 or more can authorize the Transfer  Agent to redeem  shares  (having a value of at least  $50)  automatically  on a monthly,  quarterly,  semi-annual  or annual  basis under an Automatic
          Withdrawal Plan.  Shares will be redeemed three business days prior to the date  requested  by the  shareholder  for receipt of the  payment.
          Automatic  withdrawals  of up to $1,500 per month may be  requested by telephone  if  payments  are  to be  made  by  check  payable  to  all shareholders  of record.  Payments must also be sent to the address of record for the  account  and the  address  must not have been  changed
          within  the  prior  30  days.  Required  minimum   distributions  from
          OppenheimerFunds-sponsored  retirement  plans may not be  arranged  on this basis.

     Payments are normally made by check,  but shareholders  having  AccountLink privileges  (see "How To Buy Shares") may arrange to have  Automatic  Withdrawal
Plan  payments  transferred  to the  bank  account  designated  on  the  account application or by signature-guaranteed  instructions sent to the Transfer Agent.
Shares are  normally  redeemed  pursuant to an Automatic  Withdrawal  Plan three business  days  before the  payment  transmittal  date you select in the account application.  If a contingent  deferred sales charge applies to the  redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee  receipt of a payment on the date requested.  The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular additional Class A share purchases while participating in an Automatic  Withdrawal Plan. Class B, Class C
and Class N  shareholders  should  not  establish  automatic  withdrawal  plans, because of the potential  imposition of the contingent  deferred sales charge on such  withdrawals  (except  where  the  Class B,  Class C or Class N  contingent deferred  sales charge is waived as described in Appendix B to this Statement of
Additional Information).

     By requesting an Automatic  Withdrawal or Exchange  Plan,  the  shareholder agrees to the terms and  conditions  that apply to such plans,  as stated below.
These  provisions  may be  amended  from  time to time by the  Fund  and/or  the
Distributor.  When adopted,  any amendments will automatically apply to existing
Plans.

     |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to  exchange  a  pre-determined  amount of shares of the Fund for shares (of the same class) of other  Oppenheimer funds  automatically on a monthly,  quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.  Instructions should be
provided   on   the   OppenheimerFunds   Application   or   signature-guaranteed
instructions.  Exchanges made under these plans are subject to the  restrictions that  apply  to  exchanges  as set  forth  in "How to  Exchange  Shares"  in the
Prospectus and below in this Statement of Additional Information.

     |X| Automatic  Withdrawal  Plans. Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired  without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains distributions  will be redeemed next,  followed by shares  acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan as  agent  for the  shareholder(s)  (the  "Planholder")  who  executed  the plan authorization and application  submitted to the Transfer Agent. Neither the Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan,  but the Transfer  Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder  may be  surrendered  unendorsed to the Transfer Agent with the plan  application so that the shares  represented by the  certificate may be held under the plan.

     For  accounts  subject to  Automatic  Withdrawal  Plans,  distributions  of capital gains must be  reinvested  in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

     Shares will be redeemed to make withdrawal  payments at the net asset value per share  determined on the redemption  date.  Checks or  AccountLink  payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder.  Receipt of payment on the date selected cannot be guaranteed.

     The amount and the  interval of  disbursement  payments  and the address to which  checks  are to be mailed or  AccountLink  payments  are to be sent may be changed at any time by the  Planholder  by writing to the  Transfer  Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan.  That  notice  must be in proper form in  accordance with the requirements of the then-current  Prospectus of the Fund. In that case, the Transfer  Agent will redeem the number of shares  requested at the net asset value  per  share  in  effect  and will  mail a check  for the  proceeds  to the
Planholder.

     The  Planholder may terminate a plan at any time by writing to the Transfer
Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory  to it that the  Planholder  has died or is legally  incapacitated.
Upon  termination of a plan by the Transfer Agent or the Fund,  shares that have not  been  redeemed  will  be  held in  uncertificated  form in the  name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper  instructions  are received from the Planholder, his or her executor or guardian, or another authorized person.

     To use Class A shares  held under the plan as  collateral  for a debt,  the
Planholder may request issuance of a portion of the shares in certificated form.
Upon written request from the Planholder,  the Transfer Agent will determine the number of shares  for which a  certificate  may be issued  without  causing  the withdrawal checks to stop.  However,  should such  uncertificated  shares become exhausted, Plan withdrawals will terminate.

     If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the
Planholder will be deemed to have appointed any successor  transfer agent to act as agent in administering the plan.

How to Exchange Shares

     As stated in the  Prospectus,  shares of a particular  class of Oppenheimer funds having more than one class of shares may be  exchanged  only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class  designation are deemed "Class A" shares for this purpose.  You can obtain a current list showing  which funds offer which classes of shares by calling the Distributor.

     o All of the  Oppenheimer  funds  currently  offer  Class  A, B, C, N and Y shares with the following exceptions:

     The following funds only offer Class A shares:
Centennial America Fund, L.P.
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Oppenheimer Money Market Fund, Inc.
Centennial Money Market Trust

     The following funds do not offer Class N shares:

     Oppenheimer AMT-Free Municipals
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer AMT-Free New York Municipals
     Oppenheimer Rochester National Municipals
     Oppenheimer California Municipal Fund
     Limited Term New York Municipal Fund
     Oppenheimer Limited Term Municipal Fund
     Oppenheimer Senior Floating Rate Fund
     Oppenheimer New Jersey Municipal Fund
     Rochester Fund Municipals

     The following funds do not offer Class Y shares:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Multiple Strategies Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Cash Reserves                 Oppenheimer Principal Protected Main Street Fund
Oppenheimer Champion Income Fund          Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Convertible Securities Fund   Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Developing Markets Fund       Oppenheimer Rochester National Municipals
Oppenheimer Gold & Special Minerals
               Fund                       Oppenheimer Senior Floating Rate Fund
Oppenheimer International Bond Fund       Oppenheimer Small Cap Value Fund
Oppenheimer International Growth Fund     Oppenheimer Total Return Bond Fund
Oppenheimer International Small
            Company Fund                Limited Term New York Municipal Fund

          o Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged for shares of any other fund.

          o Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally  available only by exchange from the same class of shares of other Oppenheimer funds or through  OppenheimerFunds-sponsored  401(k)
          plans.

          o Class M shares of  Oppenheimer  Convertible  Securities  Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be  acquired  by  exchange  of  shares  of any  class of any other
          Oppenheimer  funds except Class A shares of  Oppenheimer  Money Market
          Fund or  Oppenheimer  Cash  Reserves  acquired  by exchange of Class M shares.

          o Class X  shares  of  Limited  Term New  York  Municipal  Fund may be exchanged  only for Class B shares of other  Oppenheimer  funds and no exchanges may be made to Class X shares.

          o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer  Money Market Fund,  Inc.,  Oppenheimer Cash
          Reserves   or   Oppenheimer   Limited-Term   Government   Fund.   Only
          participants  in  certain  retirement  plans  may  purchase  shares of
          Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other  Oppenheimer  funds for shares of Oppenheimer
          Capital Preservation Fund.

          o Class A shares of  Oppenheimer  funds may be  exchanged at net asset value for shares of any money market fund offered by the  Distributor.
          Shares of any money market fund  purchased  without a sales charge may be  exchanged  for shares of  Oppenheimer  funds  offered with a sales charge  upon  payment  of the sales  charge.  They may also be used to purchase  shares of Oppenheimer  funds subject to an early  withdrawal charge or contingent deferred sales charge.

          o Shares of  Oppenheimer  Money Market Fund,  Inc.  purchased with the redemption  proceeds of shares of other mutual funds (other than funds managed by the  Manager or its  subsidiaries)  redeemed  within the 30 days prior to that purchase may  subsequently  be exchanged for shares of other  Oppenheimer  funds without being subject to an initial sales charge or  contingent  deferred  sales  charge.  To  qualify  for that privilege,  the  investor  or the  investor's  dealer  must notify the
          Distributor of  eligibility  for this privilege at the time the shares of Oppenheimer  Money Market Fund,  Inc. are purchased.  If requested, they must supply proof of entitlement to this privilege.

          o  Shares  of the  Fund  acquired  by  reinvestment  of  dividends  or distributions from any of the other Oppenheimer funds or from any unit investment trust for which  reinvestment  arrangements  have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

          o Shares of  Oppenheimer  Principal  Protected  Main  Street  Fund and
          Oppenheimer  Principal  Protected Main Street Fund II may be exchanged at net  asset  value  for  shares  of any  of the  Oppenheimer  funds.
          However,  shareholders  are not permitted to exchange  shares of other
          Oppenheimer funds for shares of either Oppenheimer Principal Protected
          Main Street Fund until after the  expiration  of the  warranty  period
          (8/5/2010) and (2/4/2011).

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

          o When Class A shares of any  Oppenheimer  fund (other than  Rochester
          National  Municipals  and  Rochester  Fund  Municipals)   acquired  by
          exchange of Class A shares of any Oppenheimer  fund purchased  subject to a Class A contingent  deferred sales charge are redeemed  within 18 months  measured  from  the  beginning  of the  calendar  month of the initial  purchase  of the  exchanged  Class  A  shares,  the  Class  A contingent deferred sales charge is imposed on the redeemed shares.

          o When Class A shares of Rochester  National  Municipals and Rochester
          Fund  Municipals  acquired  by  exchange  of  Class  A  shares  of any
          Oppenheimer  fund purchased  subject to a Class A contingent  deferred sales  charge are  redeemed  within 24 months of the  beginning of the calendar  month  of the  initial  purchase  of the  exchanged  Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

     o If any Class A shares of another  Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class
A contingent  deferred sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent  deferred sales charge will carry over to the Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that  exchange will be subject to the Class A Early  Withdrawal
Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.

     o When Class A shares of Oppenheimer  Cash Reserves and  Oppenheimer  Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within  the Class A  holding  period of the fund  from  which  the  shares  were exchanged,  the Class A contingent  deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

     o With  respect to Class B shares,  the Class B contingent  deferred  sales charge is imposed on Class B shares  acquired by  exchange if they are  redeemed within six years of the initial purchase of the exchanged Class B shares.

     o With  respect to Class C shares,  the Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by  exchange if they are  redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     o With respect to Class N shares,  a 1%  contingent  deferred  sales charge will be imposed if the retirement  plan (not including IRAs and 403(b) plans) is terminated  or Class N shares  of all  Oppenheimer  funds are  terminated  as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's  first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

     o When  Class B,  Class C or Class N  shares  are  redeemed  to  effect  an exchange,  the priorities described in "How To Buy Shares" in the Prospectus for the  imposition  of the Class B, Class C or Class N  contingent  deferred  sales charge  will be  followed  in  determining  the  order in which the  shares  are exchanged.  Before exchanging shares,  shareholders should take into account how the  exchange  may affect any  contingent  deferred  sales  charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     |X| Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone or written  exchange  requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for exchanges of up to 50  accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

     |X| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     |X| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the  Transfer  Agent  receives an exchange  request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed by either  fund up to  five  business  days  if it  determines  that  it  would  be disadvantaged  by an immediate  transfer of the  redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange  request that may disadvantage it. For example,  if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price  that  might be  disadvantageous  to the  Fund,  the Fund may  refuse  the request.

     When you exchange some or all of your shares from one fund to another,  any special  account  feature such as an Asset Builder Plan or Automatic  Withdrawal
Plan,  will be switched  to the new fund  account  unless you tell the  Transfer
Agent not to do so. However,  special  redemption and exchange  features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include  shares  subject  to a  restriction  cited  in the  Prospectus  or  this
Statement of Additional Information,  or would include shares covered by a share certificate  that is not  tendered  with the request.  In those cases,  only the shares available for exchange without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

          Dividends and  Distributions.  The Fund has no fixed dividend rate and there can be no  assurance  as to the payment of any  dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time  depending  on market conditions,  the  composition  of the Fund's  portfolio,  and expenses borne by the  Fund or  borne  separately  by a  class.  Dividends  are calculated in the same manner,  at the same time,  and on the same day for each class of shares.  However,  dividends on Class B, Class C and
          Class N shares are expected to be lower than  dividends on Class A and
          Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares.  Those  dividends  will also differ in amount as a  consequence  of any  difference in the net asset values of the different classes of shares.

          Dividends, distributions and proceeds of the redemption of Fund shares represented  by checks  returned to the  Transfer  Agent by the Postal
          Service as  undeliverable  will be invested  in shares of  Oppenheimer
          Money  Market  Fund,  Inc.  Reinvestment  will be made as  promptly as possible  after the return of such checks to the  Transfer  Agent,  to enable  the  investor  to  earn a  return  on  otherwise  idle  funds.
          Unclaimed  accounts may be subject to state  escheatment laws, and the
          Fund and the  Transfer  Agent  will not be liable to  shareholders  or their representatives for compliance with those laws in good faith.

          Tax Status of the Fund's  Dividends,  Distributions and Redemptions of
          Shares.  The federal tax treatment of the Fund's dividends and capital gains  distributions  is briefly  highlighted in the  Prospectus.  The following is only a summary of certain  additional tax  considerations generally affecting the Fund and its shareholders.

     The tax  discussion  in the  Prospectus  and this  Statement of  Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect.  State and local tax treatment of ordinary income  dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.  Potential purchasers of shares of the Fund are urged to consult their tax advisers  with specific  reference to their own tax  circumstances as well as the  consequences of federal,  state and local tax rules affecting an investment in the Fund.

          |X|  Qualification  as a Regulated  Investment  Company.  The Fund has
          elected to be taxed as a regulated investment company under Subchapter
          M of the  Internal  Revenue Code of 1986,  as amended.  As a regulated investment  company,  the Fund is not subject to federal income tax on the portion of its net investment  income (that is, taxable  interest, dividends,  and other taxable  ordinary  income,  net of expenses) and capital gain net income (that is, the excess of net long-term  capital gains over net  short-term  capital  losses)  that it  distributes  to shareholders.  That  qualification  enables the Fund to "pass through"
          its income and realized  capital gains to shareholders  without having to pay tax on them.  This  avoids a "double  tax" on that  income  and capital  gains,  since  shareholders  normally  will be  taxed  on the dividends  and capital  gains they receive from the Fund (unless their
          Fund shares are held in a  retirement  account or the  shareholder  is otherwise exempt from tax).

     The Internal  Revenue Code contains a number of complex  tests  relating to qualification  that the Fund might not meet in a particular  year. If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an  ordinary  corporation  and would  receive no tax  deduction  for payments made to shareholders.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital
loss)  for  the  taxable  year.  The  Fund  must  also  satisfy   certain  other
requirements of the Internal  Revenue Code,  some of which are described  below.
Distributions  by the Fund made  during the  taxable  year or,  under  specified circumstances,  within 12 months  after the close of the taxable  year,  will be considered  distributions  of income  and gains  for the  taxable  year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least
90% of its gross income from dividends,  interest, certain payments with respect to  securities  loans,  gains  from the sale or  other  disposition  of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those issuers,  the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of each such  issuer.  No more than 25% of the  value of its  total  assets  may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated investment companies), or in two or more  issuers  which the Fund  controls  and which  are  engaged  in the same or similar trades or businesses.  For purposes of this test,  obligations issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as U.S. government securities.

     |X|  Excise  Tax on  Regulated  Investment  Companies.  Under the  Internal
Revenue  Code,  by December 31 each year,  the Fund must  distribute  98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through  October 31 of the current  year. If it does not, the Fund must pay an excise tax on the amounts not distributed.  It is presently  anticipated that the Fund will meet  those  requirements.  To meet this  requirement,  in certain circumstances the Fund might be required to liquidate  portfolio  investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for  the  Fund  not to  make  such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     |X|  Taxation  of Fund  Distributions.  The Fund  anticipates  distributing substantially  all of its  investment  company  taxable  income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special  provisions of the Internal  Revenue Code govern the eligibility of
the  Fund's  dividends  for  the  dividends-received   deduction  for  corporate
shareholders.  Long-term  capital gains  distributions  are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may  qualify for the deduction is limited to the aggregate  amount of qualifying  dividends  that the
Fund derives  from  portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction  on  dividends  paid on Fund shares  held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option premiums, interest  income or  short-term  gains from the sale of  securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute  to  shareholders  its net capital gain for each taxable year.  The Fund  currently  intends to distribute any such amounts.  If net long term capital  gains are  distributed  and  designated as a capital gain  distribution,  it will be taxable to  shareholders  as a long-term capital gain and will be properly  identified in reports sent to shareholders in
January  of each  year.  Such  treatment  will  apply  no  matter  how  long the shareholder  has held his or her shares or whether that gain was  recognized  by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each  shareholder  will be required to report his or her pro rata  share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for  his/her pro rata share of tax paid by the
Fund on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount equal to the deemed distribution less the tax credit.

     Investment  income  that may be received  by the Fund from  sources  within foreign  countries may be subject to foreign taxes  withheld at the source.  The
United  States has entered into tax treaties with many foreign  countries  which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

     Distributions by the Fund that do not constitute  ordinary income dividends or  capital  gain  distributions  will be  treated as a return of capital to the extent  of the  shareholder's  tax basis in their  shares.  Any  excess  will be treated as gain from the sale of those shares, as discussed below.  Shareholders will be advised  annually  as to the U.S.  federal  income tax  consequences  of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the  fiscal  year as a result  of the  effect  of the  Fund's  investment policies, they will be identified as such in notices sent to shareholders.

     Distributions  by the Fund will be treated in the  manner  described  above regardless  of  whether  the  distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders  receiving a distribution  in the form of  additional  shares will be treated as  receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be  required  in certain  cases to  withhold  28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of  shares,  paid to any  shareholder  (1) who has  failed to  provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup  withholding  for  failure to report the receipt of interest or dividend  income  properly,  or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup  withholding or is an "exempt recipient" (such as a corporation).  All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

     |X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares,  the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion  of  any  loss  recognized  in  that  manner  may be  disallowed  if the shareholder  purchases  other  shares of the Fund within 30 days before or after the redemption.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

     |X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign  person  (to  include,  but not  limited  to, a  nonresident  alien individual,  a foreign  trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is  effectively  connected  with the  conduct  of a U.S.  trade or business.  Typically,  ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 30%,  provided  the Fund  obtains a  properly completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country of  residence  has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary  income  dividends paid by the Fund.
All income and any tax  withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports  mailed to  shareholders  in March of each year.

     If the ordinary income  dividends from the Fund are  effectively  connected with the conduct of a U.S.  trade or business,  then the foreign  person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly  completed and signed  Certificate  of Foreign  Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income  dividends, capital gains  distributions and the proceeds of the redemption of shares,  paid to any foreign  person.  All income and any tax withheld (in this  situation) by the Fund is  remitted  by the Fund to the U.S.  Treasury  and is  identified  in reports mailed to shareholders in January of each year.

     The tax  consequences to foreign persons  entitled to claim the benefits of an applicable tax treaty may be different from those described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

     Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or capital gains  distributions  in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option,  the shareholder must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.  Dividends  and/or  distributions  from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions that have a sales agreement with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent,
is a division of the  Manager.  It is  responsible  for  maintaining  the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should  direct  inquiries  about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

     The Custodian.  Citibank,  N.A. is the custodian of the Fund's assets.  The custodian's  responsibilities  include  safeguarding  and controlling the Fund's portfolio  securities  and handling the delivery of such  securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its  affiliates.  The Fund's cash  balances  with the custodian in excess of
$100,000  are not  protected  by  federal  deposit  insurance.  Those  uninsured balances at times may be substantial.

     Independent  Auditors.  KPMG LLP is the  independent  auditors of the Fund.
They audit the Fund's  financial  statements  and perform  other  related  audit services.  They also act as  auditors  for certain  other  funds  advised by the
Manager and its affiliates.  Audit and non-audit  services  provided to the Fund must be pre-approved the Audit Committee.  Non-audit  services  provided by KPMG
LLP to the Manager and certain  related  companies must also be  pre-approved by the Audit Committee.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Emerging Technologies Fund:
 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Emerging Technologies Fund, including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the period from April 25, 2000
 (commencement of operations) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Emerging Technologies Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the period from April 25,
 2000 (commencement of operations) to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
 KPMG LLP

 Denver, Colorado
 November 21, 2003
STATEMENT OF INVESTMENTS  October 31, 2003

                                            Market Value
                                  Shares      See Note 1
----------------------------------------------------------
 Common Stocks--101.1%
----------------------------------------------------------
 Consumer Discretionary--5.9%
----------------------------------------------------------
 Household Durables--0.3%
 Tripath
 Technology, Inc. 1               96,400   $     482,964
----------------------------------------------------------
 Internet & Catalog Retail--2.7%
 Amazon.com, Inc. 1               44,400       2,416,248
----------------------------------------------------------
 InterActiveCorp 1                76,200       2,797,302
                                           ---------------
                                               5,213,550
----------------------------------------------------------
 Media--2.2%
 EchoStar
 Communications
 Corp., Cl. A 1                   61,900       2,372,008
----------------------------------------------------------
 Sonic Solutions, Inc. 1         114,700       2,041,660
                                           ---------------
                                               4,413,668

----------------------------------------------------------
 Textiles, Apparel & Luxury Goods--0.7%
 Authentidate
 Holding Corp. 1                 124,300       1,431,812
----------------------------------------------------------
 Financials--1.0%
----------------------------------------------------------
 Diversified Financial Services--1.0%
 Ameritrade
 Holding Corp. 1                 144,000       1,964,160
----------------------------------------------------------
 Health Care--4.1%
----------------------------------------------------------
 Biotechnology--2.3%
 Amgen, Inc. 1                    23,100       1,426,656
----------------------------------------------------------
 Genzyme Corp.
 (General Division) 1             47,600       2,184,840
----------------------------------------------------------
 Nuerocrine
 Biosciences, Inc. 1              21,700       1,016,211
                                           ---------------
                                               4,627,707

----------------------------------------------------------
 Pharmaceuticals--1.8%
 Angiotech
 Pharmaceuticals,
 Inc. 1                           77,000       3,521,210
----------------------------------------------------------
 Industrials--1.4%
----------------------------------------------------------
 Commercial Services & Supplies--1.4%
 Monster
 Worldwide, Inc. 1               104,100       2,651,427
----------------------------------------------------------
 Information Technology--86.2%
----------------------------------------------------------
 Communications Equipment--16.2%
 ADTRAN, Inc.                     47,400       3,224,622
----------------------------------------------------------
 Alcatel SA,
 Sponsored ADR 1                 150,000       1,977,000

                                            Market Value
                                  Shares      See Note 1
----------------------------------------------------------
 Communications Equipment Continued
 Audiocodes Ltd. 1               162,500   $   1,392,625
----------------------------------------------------------
 Brocade
 Communications
 Systems, Inc. 1                 195,000       1,277,250
----------------------------------------------------------
 Ciena Corp. 1                   166,600       1,067,906
----------------------------------------------------------
 Corning, Inc. 1                 190,500       2,091,690
----------------------------------------------------------
 Emulex Corp. 1                   76,700       2,172,144
----------------------------------------------------------
 Foundry
 Networks, Inc. 1                 94,300       2,193,418
----------------------------------------------------------
 Ixia 1                          180,100       2,161,200
----------------------------------------------------------
 McDATA Corp.,
 Cl. B 1                         206,000       2,105,320
----------------------------------------------------------
 NetScreen
 Technologies, Inc. 1             56,800       1,512,016
----------------------------------------------------------
 Performance
 Technologies, Inc. 1            180,500       1,875,395
----------------------------------------------------------
 QLogic Corp. 1                   50,000       2,802,500
----------------------------------------------------------
 REMEC, Inc. 1                    90,500         998,215
----------------------------------------------------------
 Sonus
 Networks, Inc. 1                297,100       2,439,191
----------------------------------------------------------
 UTStarcom, Inc. 1                83,400       2,627,100
                                           ---------------
                                              31,917,592

----------------------------------------------------------
 Computers & Peripherals--11.7%
 ATI Technologies, Inc. 1         97,400       1,393,794
----------------------------------------------------------
 Dell, Inc. 1                     57,100       2,062,452
----------------------------------------------------------
 Dot Hill
 Systems Corp. 1                  60,600         812,646
----------------------------------------------------------
 EMC Corp. 1                     226,700       3,137,528
----------------------------------------------------------
 Lexar Media, Inc. 1             126,300       2,893,533
----------------------------------------------------------
 Maxtor Corp. 1                  265,100       3,623,917
----------------------------------------------------------
 Network
 Appliance, Inc. 1                62,400       1,540,032
----------------------------------------------------------
 Network
 Engines, Inc. 1                  86,000         844,434
----------------------------------------------------------
 SanDisk Corp. 1                  51,200       4,126,720
----------------------------------------------------------
 Western
 Digital Corp. 1                 200,500       2,696,725
                                           ---------------
                                              23,131,781

----------------------------------------------------------
 Electronic Equipment & Instruments--6.5%
 AU Optronics
 Corp., ADR                      149,400       2,028,852
----------------------------------------------------------
 Brightpoint, Inc. 1             140,800       4,033,920
----------------------------------------------------------
 CDW Corp.                        38,600       2,317,930

12  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

                                            Market Value
                                  Shares      See Note 1
----------------------------------------------------------
 Electronic Equipment & Instruments Continued
 Innovex, Inc. 1                 121,300   $   1,370,690
----------------------------------------------------------
 Jabil Circuit, Inc. 1            47,600       1,325,660
----------------------------------------------------------
 Vishay
 Intertechnology, Inc. 1          93,300       1,749,375
                                           ---------------
                                              12,826,427

----------------------------------------------------------
 Internet Software & Services--11.9%
 Digital River, Inc. 1            64,100       1,755,058
----------------------------------------------------------
 eCollege.com, Inc. 1             80,000       1,735,200
----------------------------------------------------------
 Lionbridge
 Technologies, Inc. 1            144,600       1,305,738
----------------------------------------------------------
 MicroStrategy, Inc.,
 Cl. A 1                          45,700       2,513,500
----------------------------------------------------------
 Netease.com,
 Inc., ADR 1                      28,900       1,312,060
----------------------------------------------------------
 Openwave
 Systems, Inc. 1                 102,532       1,338,043
----------------------------------------------------------
 SINA Corp. 1                     57,500       2,221,225
----------------------------------------------------------
 SupportSoft, Inc. 1             235,400       2,822,446
----------------------------------------------------------
 United Online, Inc. 1           151,900       4,373,201
----------------------------------------------------------
 VeriSign, Inc. 1                 71,600       1,136,292
----------------------------------------------------------
 Yahoo!, Inc. 1                   66,700       2,914,790
                                           ---------------
                                              23,427,553

----------------------------------------------------------
 IT Services--2.7%
 Cognizant Technology
 Solutions Corp. 1                50,600       2,296,734
----------------------------------------------------------
 Infosys Technologies
 Ltd., Sponsored ADR              34,800       2,944,428
                                           ---------------
                                               5,241,162

----------------------------------------------------------
 Semiconductors &
 Semiconductor Equipment--22.8%
 Agere Systems, Inc.,
 Cl. A 1                         741,100       2,579,028
----------------------------------------------------------
 AMIS Holdings, Inc. 1            45,500         916,825
----------------------------------------------------------
 Amkor
 Technology, Inc. 1               66,700       1,257,295
----------------------------------------------------------
 Analog
 Devices, Inc. 1                  63,300       2,806,089
----------------------------------------------------------
 ASML Holding NV 1               223,800       3,927,690
----------------------------------------------------------
 Cypress
 Semiconductor Corp. 1            80,000       1,716,800
----------------------------------------------------------
 Integrated
 Circuit Systems, Inc. 1          38,700       1,299,159

                                            Market Value
                                  Shares      See Note 1
----------------------------------------------------------
 Semiconductors &
 Semiconductor Equipment Continued
 Intel Corp.                      96,000   $   3,172,800
----------------------------------------------------------
 Linear
 Technology Corp.                 69,700       2,969,917
----------------------------------------------------------
 LTX Corp. 1                      60,000         857,400
----------------------------------------------------------
 Marvell Technology
 Group Ltd. 1                     92,000       4,036,040
----------------------------------------------------------
 Maxim Integrated
 Products, Inc.                   60,000       2,982,600
----------------------------------------------------------
 MEMC Electronic
 Materials, Inc. 1               121,400       1,359,680
----------------------------------------------------------
 Novellus
 Systems, Inc. 1                  60,000       2,477,400
----------------------------------------------------------
 OmniVision
 Technologies, Inc. 1             28,600       1,624,480
----------------------------------------------------------
 PMC-Sierra, Inc. 1               89,000       1,617,130
----------------------------------------------------------
 Power
 Integrations, Inc. 1             74,500       2,594,090
----------------------------------------------------------
 Silicon
 Laboratories, Inc. 1             28,600       1,543,828
----------------------------------------------------------
 Silicon Storage
 Technology, Inc. 1              120,000       1,341,600
----------------------------------------------------------
 Skyworks
 Solutions, Inc. 1                28,400         243,672
----------------------------------------------------------
 Taiwan Semiconductor
 Manufacturing
 Co. Ltd., ADR                   150,452       1,663,999
----------------------------------------------------------
 Vitesse Semiconductor
 Corp. 1                         261,400       1,840,256
                                           ---------------
                                              44,827,778

----------------------------------------------------------
 Software--14.4%
 Altiris, Inc. 1                  51,400       1,767,132
----------------------------------------------------------
 Ascential
 Software Corp. 1                 80,000       1,775,200
----------------------------------------------------------
 BEA Systems, Inc. 1              70,000         973,000
----------------------------------------------------------
 Fair Isaac Corp.                 23,600       1,505,208
----------------------------------------------------------
 FileNet Corp. 1                 118,600       3,168,992
----------------------------------------------------------
 Inet
 Technologies, Inc. 1             84,000       1,129,800
----------------------------------------------------------
 Macromedia, Inc. 1               60,100       1,148,511
----------------------------------------------------------
 Mercury
 Interactive Corp. 1              49,100       2,280,204
----------------------------------------------------------
 Micromuse, Inc. 1               171,400       1,379,770
----------------------------------------------------------
 Microsoft Corp.                 102,700       2,685,605
----------------------------------------------------------
 Oracle Corp. 1                  195,900       2,342,964

13  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF INVESTMENTS  Continued

                                            Market Value
                                  Shares      See Note 1
----------------------------------------------------------
 Software Continued
 SAP AG (Systeme,
 Anwendungen,
 Produkte in der
 Datenverarbeitung),
 Sponsored ADR                    47,600   $   1,739,303
----------------------------------------------------------
 Symantec Corp. 1                 51,000       3,399,150
----------------------------------------------------------
 Veritas
 Software Corp. 1                 82,600       2,985,990
                                           ---------------
                                              28,280,829

----------------------------------------------------------
 Telecommunication Services--2.5%
----------------------------------------------------------
 Diversified Telecommunication Services--0.6%
 PTEK Holdings, Inc. 1           134,700       1,173,237
----------------------------------------------------------
 Wireless Telecommunication Services--1.9%
 AO VimpelCom,
 Sponsored ADR 1                  24,900       1,620,990
----------------------------------------------------------
 Nextel
 Communications,
 Inc., Cl. A 1                    90,000       2,178,000
                                           ---------------
                                               3,798,990
                                           ---------------
 Total Common Stocks
 (Cost $149,332,084)                         198,931,847

----------------------------------------------------------
 Preferred Stocks--0.3%
 Axsun Technologies,
 Inc., Cv., Series C 1,2,3       685,519         268,244

                                            Market Value
                                  Shares      See Note 1
----------------------------------------------------------
 Preferred Stocks Continued
 Blaze Network
 Products, Inc.,
 8% Cv., Series D 1,2,3          166,836   $          --
----------------------------------------------------------
 BroadBand Office,
 Inc., Cv., Series C 1,2          52,909              --
----------------------------------------------------------
 Centerpoint Broadband
 Technologies, Inc.:
 Cv., Series D 1,2               463,822              --
 Cv., Series Z 1,2                37,491              --
----------------------------------------------------------
 fusionOne, Inc.,
 8% Non-Cum. Cv.,
 Series D 1,2                    264,186          15,930
----------------------------------------------------------
 MicroPhotonix
 Integration Corp.,
 Cv., Series C 1,2,3             316,691              --
----------------------------------------------------------
 Multiplex, Inc., Cv.,
 Series C 1,2                    387,138         159,036
----------------------------------------------------------
 Questia Media, Inc.,
 Cv., Series B 1,2               258,859          14,600
                                           ---------------
 Total Preferred Stocks
 (Cost $23,351,600)                              457,810

----------------------------------------------------------
 Total Investments,
 at Value
 (Cost $172,683,684)               101.4%    199,389,657
----------------------------------------------------------
 Liabilities in Excess of
 Other Assets                       (1.4)     (2,677,186)
                                   -----------------------
 Net Assets                        100.0%  $ 196,712,471
                                   =======================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted. See Note 7 of
Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended October 31, 2003.
The aggregate fair value of securities of affiliated companies held by the Fund as of October 31, 2003 amounts to $268,244. Transactions during the period in which the issuer was an affiliate are as follows

                                     Shares                                  Shares
                                October 31,       Gross         Gross    October 31,     Unrealized
                                       2002   Additions    Reductions           2003   Depreciation
---------------------------------------------------------------------------------------------------

 Stocks and/or Warrants
 Axsun Technologies, Inc.,
 Cv., Series C                     685,519           --            --       685,519     $ 7,731,763
 Blaze Network Products,
 Inc., 8% Cv.,
 Series D                          166,836           --            --       166,836       1,067,750
 MicroPhotonix Integration
 Corp., Cv.,
 Series C                          316,691           --            --       316,691       1,999,999
                                                                                        -----------
                                                                                        $10,799,512
                                                                                        ===========

 See accompanying Notes to Financial Statements.

14  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2003

------------------------------------------------------------------------------
 Assets

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $161,615,928)                     $199,121,413
 Affiliated companies (cost $11,067,756)                             268,244
                                                                --------------
                                                                 199,389,657
------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                  5,905,917
 Shares of beneficial interest sold                                  468,950
 Dividends                                                            50,227
 Other                                                                   457
                                                                --------------
 Total assets                                                    205,815,208

------------------------------------------------------------------------------
 Liabilities

 Bank overdraft                                                    2,639,908
------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                             5,195,439
 Shares of beneficial interest redeemed                              922,586
 Shareholder reports                                                 182,756
 Transfer and shareholder servicing agent fees                        52,935
 Trustees' compensation                                               43,634
 Distribution and service plan fees                                   39,818
 Other                                                                25,661
                                                                --------------
 Total liabilities                                                 9,102,737

------------------------------------------------------------------------------
 Net Assets                                                     $196,712,471
                                                                ==============

------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                $637,766,636
------------------------------------------------------------------------------
 Accumulated net investment loss                                     (43,429)
------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign
 currency transactions                                          (467,716,709)
------------------------------------------------------------------------------
 Net unrealized appreciation on investments                       26,705,973
                                                                --------------
 Net Assets                                                     $196,712,471
                                                                ==============

15  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

--------------------------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $93,886,272 and 29,904,232 shares of beneficial interest outstanding)                                 $3.14
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                           $3.33
--------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $69,788,962
 and 22,786,852 shares of beneficial interest outstanding)                                             $3.06
--------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,111,957
 and 8,526,868 shares of beneficial interest outstanding)                                              $3.06
--------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,444,938
 and 1,426,308 shares of beneficial interest outstanding)                                              $3.12
--------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $2,480,342 and 772,668 shares of beneficial interest outstanding)                       $3.21

 See accompanying Notes to Financial Statements.

16  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2003

-------------------------------------------------------------------------------------------------------

 Investment Income

 Dividends (net of foreign withholding taxes of $13,401)                                  $   217,238
-------------------------------------------------------------------------------------------------------
 Interest                                                                                      37,415
                                                                                          -------------
 Total investment income                                                                      254,653

-------------------------------------------------------------------------------------------------------
 Expenses

 Management fees                                                                            1,329,343
-------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                      150,621
 Class B                                                                                      488,293
 Class C                                                                                      172,328
 Class N                                                                                       13,452
-------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                      760,167
 Class B                                                                                      769,296
 Class C                                                                                      198,164
 Class N                                                                                       14,784
 Class Y                                                                                          121
-------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                          314,634
-------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                    7,801
-------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                         5,885
-------------------------------------------------------------------------------------------------------
 Other                                                                                          4,696
                                                                                          -------------
 Total expenses                                                                             4,229,585
 Less reduction to custodian expenses                                                            (694)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class A             (621,394)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class B             (685,037)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class C             (158,053)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class N               (5,430)
                                                                                          -------------
 Net expenses                                                                               2,758,977

-------------------------------------------------------------------------------------------------------
 Net Investment Loss                                                                       (2,504,324)

-------------------------------------------------------------------------------------------------------
 Realized and Unrealized Gain

 Net realized gain on:
 Investments                                                                               16,537,538
 Closing and expiration of option contracts written                                            31,777
 Foreign currency transactions                                                                     12
                                                                                          -------------
 Net realized gain                                                                         16,569,327
-------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                                      61,490,896

-------------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                                     $75,555,899
                                                                                          =============

 See accompanying Notes to Financial Statements.

17  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended October 31,                                                      2003                 2002
--------------------------------------------------------------------------------------------------------

 Operations

 Net investment loss                                                 $ (2,504,324)      $   (2,952,878)
--------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                              16,569,327         (180,422,416)
--------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                  61,490,896           91,696,018
                                                                     -----------------------------------
 Net increase (decrease) in net assets resulting from operations       75,555,899          (91,679,276)

--------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                               13,775,737           (4,784,726)
 Class B                                                                5,478,583           (1,860,465)
 Class C                                                                2,313,751            2,051,070
 Class N                                                                1,269,615            1,159,593
 Class Y                                                                  744,204              325,037

--------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase (decrease)                                             99,137,789          (94,788,767)
--------------------------------------------------------------------------------------------------------
 Beginning of period                                                   97,574,682          192,363,449
                                                                     -----------------------------------
 End of period [including accumulated net investment
 loss of $43,429 and $42,066, respectively]                          $196,712,471          $97,574,682
                                                                     ===================================

 See accompanying Notes to Financial Statements.

18  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS

 Class A       Year Ended October 31,                           2003        2002          2001        2000 1
--------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                          $1.82       $3.51        $11.24       $ 10.00
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                   (.04)       (.04)         (.01)          .01
 Net realized and unrealized gain (loss)                        1.36       (1.65)        (7.71)         1.23
                                                               -----------------------------------------------
 Total from investment operations                               1.32       (1.69)        (7.72)         1.24
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --          --          (.01)           --
                                                               -----------------------------------------------
 Total dividends and/or distributions to shareholders             --          --          (.01)           --
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $3.14       $1.82        $ 3.51        $11.24
                                                               ===============================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                            72.53%     (48.15)%      (68.74)%       12.40%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                    $93,886     $44,150      $ 91,220      $253,471
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $62,832     $68,695      $158,376      $149,623
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                  (1.51)%     (1.61)%       (0.23)%        0.25%
 Total expenses                                                 2.70%       3.11%         2.08%         1.65%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                             1.71%       2.10%         2.04%          N/A 4
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         219%        159%           85%            6%

1. For the period from April 25, 2000 (commencement of operations) to October
31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

19  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS  Continued

 Class B       Year Ended October 31,                           2003        2002          2001        2000 1
--------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                          $1.79       $3.48        $11.20       $ 10.00
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                            (.04)       (.07)         (.06)         (.01)
 Net realized and unrealized gain (loss)                        1.31       (1.62)        (7.66)         1.21
                                                               -----------------------------------------------
 Total from investment operations                               1.27       (1.69)        (7.72)         1.20
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --          --            --            --
                                                               -----------------------------------------------
 Total dividends and/or
 distributions to shareholders                                    --          --            --            --
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $3.06       $1.79        $ 3.48        $11.20
                                                               ===============================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                            70.95%     (48.56)%      (68.93)%       12.00%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                    $69,789     $36,813      $ 75,336      $200,251
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $48,920     $58,029      $128,540      $106,620
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                           (2.23)%     (2.40)%       (0.99)%       (0.48)%
 Total expenses                                                 3.82%       3.95%         2.84%         2.39%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                             2.42%       2.94%         2.80%          N/A 4
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         219%        159%           85%           6%

1. For the period from April 25, 2000 (commencement of operations) to October
31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

20  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

 Class C       Year Ended October 31,                           2003        2002          2001        2000 1
--------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                          $1.79      $ 3.48        $11.20        $10.00
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                            (.04)       (.05)         (.05)         (.01)
 Net realized and unrealized gain (loss)                        1.31       (1.64)        (7.67)         1.21
                                                               -----------------------------------------------
 Total from investment operations                               1.27       (1.69)        (7.72)         1.20
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --          --            --            --
                                                               -----------------------------------------------
 Total dividends and/or
 distributions to shareholders                                    --          --            --            --
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $3.06       $1.79        $ 3.48        $11.20
                                                               ===============================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                            70.95%     (48.56)%      (68.93)%       12.00%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                    $26,112     $14,143       $23,121       $56,597
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $17,266     $17,800       $38,049       $28,193
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                           (2.29)%     (2.36)%       (1.00)%       (0.47)%
 Total expenses                                                 3.40%       3.84%         2.84%         2.39%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                             2.48%       2.83%         2.80%          N/A 4
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         219%        159%           85%            6%

1. For the period from April 25, 2000 (commencement of operations) to October
31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

21  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS  Continued
 Class N       Year Ended October 31,                                       2003          2002        2001 1
--------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                                      $1.81         $3.50         $6.59
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                        (.05)         (.04)         (.03)
 Net realized and unrealized gain (loss)                                    1.36         (1.65)        (3.06)
                                                                           -----------------------------------
 Total from investment operations                                           1.31         (1.69)        (3.09)
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                         --            --            --
                                                                           -----------------------------------
 Total dividends and/or
 distributions to shareholders                                                --            --            --
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                            $3.12         $1.81         $3.50
                                                                           ===================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                        72.38%       (48.29)%      (46.89)%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                                 $4,445        $1,582        $1,450
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                        $2,698        $1,547        $1,287
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                       (1.89)%       (1.80)%       (1.24)%
 Total expenses                                                             2.30%         3.05%         2.61%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                                         2.10%         2.04%         2.57%
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                     219%          159%           85%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

22  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

 Class Y       Year Ended October 31,                           2003        2002          2001        2000 1
--------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                          $1.85       $3.55        $11.26        $10.00
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                   (.04)       (.03)           -- 2         .02
 Net realized and unrealized gain (loss)                        1.40       (1.67)        (7.69)         1.24
                                                               -----------------------------------------------
 Total from investment operations                               1.36       (1.70)        (7.69)         1.26
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --          --          (.02)           --
                                                               -----------------------------------------------
 Total dividends and/or distributions to shareholders             --          --          (.02)           --
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $3.21       $1.85        $ 3.55        $11.26
                                                               ===============================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                            73.51%     (47.89)%      (68.40)%       12.60%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                     $2,480      $  887        $1,236            $1
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $1,492      $1,057        $  331            $1
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                                  (1.05)%     (1.03)%       (0.08)%        0.33%
 Total expenses                                                 1.26%       1.57%         1.33%         1.42%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                              N/A 5      1.53%         1.23%          N/A 5
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         219%        159%           85%            6%

1. For the period from April 25, 2000 (commencement of operations) to October
31, 2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
4. Annualized for periods of less than one full year.
5. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.

23  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Emerging Technologies Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company
 Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc.
 (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Foreign Currency Translation. The Fund's accounting records are maintained in
 U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

24  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                Net Unrealized
                                                                  Appreciation
   Undistributed                                              Based on Cost of
   Net             Undistributed         Accumulated      Securities and Other
   Investment          Long-Term                Loss   Investments for Federal
   Income                   Gain    Carryforward 1,2       Income Tax Purposes
   ---------------------------------------------------------------------------
   $--                       $--        $466,057,871               $25,047,134

 1. As of October 31, 2003, the Fund had $466,057,871 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2003, details of the capital loss carryforwards were as follows:

                              Expiring
                              -------------------------------
                              2009               $268,287,393
                              2010                197,770,478
                                                 ------------
                              Total              $466,057,871
                                                 ============

 2. During the fiscal year October 31, 2003, the Fund utilized $14,755,514 of capital loss carryforward to offset capital gains realized in that fiscal year.
 During the fiscal year October 31, 2002, the Fund did not utilize any capital loss carryforwards.

25  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

                 From                     To                            Net
                 Ordinary            Capital      Tax Return     Investment
                 Loss                   Loss      of Capital           Loss
                 ----------------------------------------------------------
                 $2,502,961              $12             $--     $2,502,949

 No distributions were paid during the years ended October 31, 2003 and October
 31, 2002.

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities
                 and other investments                     $174,342,523
                                                           ============

                 Gross unrealized appreciation             $ 48,905,269
                 Gross unrealized depreciation              (23,858,135)
                                                           ------------
                 Net unrealized appreciation               $ 25,047,134
                                                           ============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 October 31, 2003, the Fund's projected benefit obligations were increased by
 $2,951 and payments of $1,587 were made to retired trustees, resulting in an accumulated liability of $43,430 as of October 31, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the
 Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other
 Oppenheimer funds selected by the Trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

26  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended October 31, 2003      Year Ended October 31, 2002
                                   Shares          Amount           Shares          Amount
--------------------------------------------------------------------------------------------

 Class A
 Sold                          19,269,973    $ 45,613,174        9,326,514    $ 25,428,472
 Redeemed                     (13,652,915)    (31,837,437)     (11,033,670)    (30,213,198)
                              --------------------------------------------------------------
 Net increase (decrease)        5,617,058    $ 13,775,737       (1,707,156)   $ (4,784,726)
                              ==============================================================

--------------------------------------------------------------------------------------------
 Class B
 Sold                           7,985,412    $ 18,868,771        6,616,144    $ 17,684,754
 Redeemed                      (5,813,163)    (13,390,188)      (7,676,699)    (19,545,219)
                              --------------------------------------------------------------
 Net increase (decrease)        2,172,249    $  5,478,583       (1,060,555)   $ (1,860,465)
                              ==============================================================

--------------------------------------------------------------------------------------------
 Class C
 Sold                           5,703,935    $ 12,775,516        3,887,508    $  9,097,690
 Redeemed                      (5,092,014)    (10,461,765)      (2,625,476)     (7,046,620)
                              --------------------------------------------------------------
 Net increase                     611,921    $  2,313,751        1,262,032    $  2,051,070
                              ==============================================================

27  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest  Continued
                              Year Ended October 31, 2003      Year Ended October 31, 2002
                                   Shares          Amount           Shares          Amount
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Class N
 Sold                             773,300    $  1,791,741          563,908    $  1,409,424
 Redeemed                        (219,846)       (522,126)        (105,319)       (249,831)
                              --------------------------------------------------------------
 Net increase                     553,454    $  1,269,615          458,589    $  1,159,593
                              ==============================================================

--------------------------------------------------------------------------------------------
 Class Y
 Sold                           1,072,410     $ 2,688,989          353,446       $ 890,176
 Redeemed                        (779,149)     (1,944,785)        (222,801)       (565,139)
                                ------------------------------------------------------------
 Net increase                     293,261     $   744,204          130,645       $ 325,037
                                ============================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2003, were
 $312,543,655 and $285,630,290, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of average annual net assets.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a per account fee. For the year ended October 31, 2003, the Fund paid $437,532 to OFS for services to the Fund.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

28  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate           Class A      Concessions      Concessions       Concessions        Concessions
                      Front-End         Front-End       on Class A       on Class B        on Class C         on Class N
                  Sales Charges     Sales Charges           Shares           Shares            Shares             Shares
                     on Class A       Retained by      Advanced by      Advanced by       Advanced by        Advanced by
 Year Ended              Shares       Distributor    Distributor 1    Distributor 1     Distributor 1      Distributor 1
--------------------------------------------------------------------------------------------------------------------------

 October 31, 2003      $349,326          $111,268          $24,877         $359,549           $63,372            $12,764

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                         Class A         Class B         Class C         Class N
                      Contingent      Contingent      Contingent      Contingent
                        Deferred        Deferred        Deferred        Deferred
                   Sales Charges   Sales Charges   Sales Charges   Sales Charges
                     Retained by     Retained by     Retained by     Retained by
 Year Ended          Distributor     Distributor     Distributor     Distributor
--------------------------------------------------------------------------------
 October 31, 2003         $8,575        $144,942          $3,379          $3,283

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended October 31, 2003, expense under the Class A Plan totaled $150,621, all of which were paid by the Distributor to recipients, which included $2,268 retained by the Distributor and $17,132 which was paid to an affiliate of the Manager. Any unreimbursed expenses the
 Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended October 31, 2003, were as follows:

                                                                           Distributor's
                                                           Distributor's       Aggregate
                                                               Aggregate   Uncompensated
                                                           Uncompensated   Expenses as %
                        Total Expenses   Amount Retained        Expenses   of Net Assets
                            Under Plan    by Distributor      Under Plan        of Class
-----------------------------------------------------------------------------------------

 Class B Plan                 $488,293          $354,374      $9,187,394           13.16%
 Class C Plan                  172,328            44,129         877,140            3.36
 Class N Plan                   13,452             9,740          57,064            1.28

29  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
 Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gain or loss. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
 Operations.
    As of October 31, 2003, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
 6. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the
 Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium

30  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

 whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended October 31, 2003 was as follows:

                                                                   Call Options
                                                   ----------------------------
                                                   Number of          Amount of
                                                   Contracts           Premiums
                 --------------------------------------------------------------
                 Options outstanding as of
                 October 31, 2002                         --               $ --
                 Options written                       1,285            518,887
                 Options closed or expired            (1,285)          (518,887)
                                                   ----------------------------
                 Options outstanding as of
                 October 31, 2003                         --               $ --
                                                   ============================

--------------------------------------------------------------------------------
 7. Illiquid or Restricted Securities
 As of October 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2003 was
 $457,810, which represents 0.23% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                                 Valuation as of       Unrealized
 Security                                 Acquisition Dates              Cost   October 31, 2003     Depreciation
-------------------------------------------------------------------------------------------------------------------

 Stocks and/or Warrants
 Axsun Technologies, Inc.,
 Cv., Series C                                     12/13/00        $8,000,007           $268,244       $7,731,763
 Blaze Network Products,
 Inc., 8% Cv., Series D                            10/17/00         1,067,750                 --        1,067,750
 BroadBand Office, Inc., Cv., Series C              8/28/00           999,980                 --          999,980
 Centerpoint Broadband Technologies,
 Inc., Cv., Series D                                5/26/00         5,000,001                 --        5,000,001
 Centerpoint Broadband Technologies,
 Inc., Cv., Series Z                               10/23/00           999,999                 --          999,999
 fusionOne, Inc., 8% Non-Cum. Cv.,
 Series D                                            9/6/00         1,434,530             15,930        1,418,600
 MicroPhotonix Integration Corp., Cv.,
 Series C                                            7/6/00         1,999,999                 --        1,999,999
 Multiplex, Inc., Cv., Series C                      2/9/01         2,849,336            159,036        2,690,300
 Questia Media, Inc., Cv., Series B                 8/18/00           999,998             14,600          985,398

31  |  OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 8. Borrowing and Lending Arrangements
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at October 31, 2003.

                                                    Appendix A

                                             Industry Classifications

Aerospace & Defense                             Household Products
Air Freight & Courier                           Industrial Conglomerates
Airlines                                            Insurance
Auto Components                                     Internet & Catalog Retail
Automobiles                                       Internet Software & Services
Beverages                                         IT Services
Biotechnology                                      Leisure Equipment & Products
Building Products                                  Machinery
Chemicals                                          Marine
Consumer Finance                                   Media
Commercial Banks                                   Metals & Mining
Commercial Services & Supplies                 Multiline Retail
Communications Equipment                           Multi-Utilities
Computers & Peripherals                               Office Electronics
Construction & Engineering                            Oil & Gas
Construction Materials                                Paper & Forest Products
Containers & Packaging                                Personal Products
Distributors                                          Pharmaceuticals
Diversified Financial Services                        Real Estate
Diversified Telecommunication Services                Road & Rail
Electric Utilities                                    Semiconductors and Semiconductor Equipment
Electrical Equipment                                  Software
Electronic Equipment & Instruments                    Specialty Retail
Energy Equipment & Services                           Textiles, Apparel & Luxury Goods
Food & Staples Retailing                              Thrifts & Mortgage Finance
Food Products                                         Tobacco
Gas Utilities                                         Trading Companies & Distributors
Health Care Equipment & Supplies                      Transportation Infrastructure
Health Care Providers & Services                      Water Utilities
Hotels Restaurants & Leisure                          Wireless Telecommunication Services
Household Durables

                                                    Appendix B
                                                    ----------

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

          In certain  cases,  the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales  charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds  Distributor,  Inc., (referred to in this document as the "Distributor"),  or by dealers or other financial  institutions that offer those shares to certain classes of investors.

          Not all waivers apply to all funds.  For example,  waivers relating to
          Retirement Plans do not apply to Oppenheimer  municipal funds, because shares of those funds are not  available  for purchase by or on behalf of  retirement  plans.  Other waivers  apply only to  shareholders  of certain funds.

For the  purposes  of some of the  waivers  described  below and in the  Prospectus  and  Statement  of  Additional
Information  of the applicable  Oppenheimer  funds,  the term  "Retirement  Plan" refers to the following  types of plans:

          1) plans  qualified  under  Sections  401(a) or 401(k) of the Internal
          Revenue Code,

          2) non-qualified deferred compensation plans,

          3) employee benefit plans4

          4) Group Retirement Plans5

          5) 403(b)(7) custodial plan accounts

          6) Individual  Retirement  Accounts  ("IRAs"),  including  traditional
          IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

          The  interpretation  of these provisions as to the  applicability of a special  arrangement  or  waiver in a  particular  case is in the sole discretion of the  Distributor or the transfer  agent  (referred to in this document as the "Transfer  Agent") of the particular  Oppenheimer fund.  These  waivers  and  special  arrangements  may be  amended  or terminated at any time by a particular fund, the  Distributor,  and/or
          OppenheimerFunds,   Inc.   (referred  to  in  this   document  as  the
          "Manager").

          Waivers that apply at the time shares are  redeemed  must be requested by the shareholder and/or dealer in the redemption request.

Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

          Purchases of Class A Shares of Oppenheimer  Funds That Are Not Subject
          to Initial  Sales  Charge but May Be Subject to the Class A Contingent
          Deferred Sales Charge (unless a waiver applies).

          There is no initial sales charge on purchases of Class A shares of any of the  Oppenheimer  funds  in  the  cases  listed  below.  However,  these purchases may be subject to the Class A contingent deferred sales charge if redeemed  within 18 months (24 months in the case of Oppenheimer  Rochester
     National  Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase,  as described in the Prospectus (unless a waiver  described  elsewhere in this Appendix  applies to the  redemption).
     Additionally,  on shares  purchased under these waivers that are subject to the Class A contingent  deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
     Deferred Sales Charge."6 This waiver provision applies to:

          |_| Purchases of Class A shares aggregating $1 million or more.

          |_|  Purchases  of  Class A  shares  by a  Retirement  Plan  that  was permitted to purchase  such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7)  Custodial  Plans) that:  1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more  eligible  employees or total plan assets of $500,000 or more, or
          3) certified to the  Distributor  that it projects to have annual plan purchases of $200,000 or more.

          |_|  Purchases by an  OppenheimerFunds-sponsored  Rollover IRA, if the purchases are made:

          1) through a broker,  dealer,  bank or registered  investment  adviser that has made  special  arrangements  with the  Distributor  for those purchases, or

          2) by a direct rollover of a distribution from a qualified  Retirement
          Plan if the  administrator of that Plan has made special  arrangements with the Distributor for those purchases.

          |_| Purchases of Class A shares by  Retirement  Plans that have any of the following record-keeping arrangements:

          1) The record  keeping is  performed by Merrill  Lynch  Pierce  Fenner
          & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
          Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its  assets  invested  in (a) mutual  funds,  other than those advised  or  managed  by Merrill  Lynch  Investment  Management,  L.P.
          ("MLIM"),  that are made available under a Service  Agreement  between
          Merrill  Lynch  and  the  mutual  fund's   principal   underwriter  or
          distributor,  and (b) funds  advised  or  managed  by MLIM (the  funds described in (a) and (b) are referred to as "Applicable Investments").

          2) The record keeping for the Retirement  Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch.
          On the  date  the  plan  sponsor  signs  the  record  keeping  service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets  (excluding assets invested in money market funds) invested in Applicable Investments.

          3) The record keeping for a Retirement Plan is handled under a service agreement  with Merrill  Lynch and on the date the plan sponsor  signs that  agreement,  the  Plan  has 500 or more  eligible  employees  (as determined by the Merrill Lynch plan conversion manager).

Waivers of Class A Sales Charges of Oppenheimer Funds

          A.  Waivers of Initial  and  Contingent  Deferred  Sales  Charges  for
          Certain Purchasers.

          Class A shares purchased by the following investors are not subject to any  Class  A  sales  charges  (and  no  concessions  are  paid by the
          Distributor on such purchases):

|_|      The Manager or its affiliates.

          |_| Present or former officers, directors, trustees and employees (and
          their  "immediate   families")  of  the  Fund,  the  Manager  and  its
          affiliates,  and  retirement  plans  established  by  them  for  their employees.  The  term  "immediate  family"  refers  to  one's  spouse,
          children,   grandchildren,   grandparents,   parents,  parents-in-law,
          brothers and sisters, sons- and daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts, uncles, nieces and nephews;  relatives by
          virtue  of  a  remarriage  (step-children,   step-parents,  etc.)  are
          included.

          |_| Registered management  investment companies,  or separate accounts of insurance  companies  having an  agreement  with the Manager or the
          Distributor for that purpose.

          |_|  Dealers  or  brokers  that  have  a  sales   agreement  with  the
          Distributor,  if they  purchase  shares for their own  accounts or for retirement plans for their employees.

          |_| Employees and  registered  representatives  (and their spouses) of dealers or brokers described above or financial institutions that have entered  into sales  arrangements  with such  dealers or brokers  (and which  are  identified  as  such  to  the  Distributor)  or  with  the
          Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the  purchaser's  own account (or for the benefit of such employee's spouse or minor children).

          |_| Dealers,  brokers,  banks or registered  investment  advisors that
          have  entered  into  an  agreement  with  the  Distributor   providing
          specifically  for  the  use  of  shares  of  the  Fund  in  particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer,  broker, bank or advisor for the purchase or sale of Fund shares.

          |_| Investment  advisors and financial  planners who have entered into an agreement for this purpose with the  Distributor  and who charge an advisory,  consulting  or other fee for their  services and buy shares for their own accounts or the accounts of their clients.

          |_| "Rabbi  trusts"  that buy shares  for their own  accounts,  if the purchases  are  made  through  a broker  or  agent or other  financial intermediary  that has made special  arrangements with the Distributor for those purchases.

          |_| Clients of investment  advisors or financial  planners  (that have entered into an agreement for this purpose with the  Distributor)  who buy shares for their own accounts  may also  purchase  shares  without sales charge but only if their accounts are linked to a master account of their  investment  advisor  or  financial  planner on the books and records of the broker, agent or financial  intermediary with which the
          Distributor  has  made  such  special  arrangements  . Each  of  these investors  may be  charged  a fee by the  broker,  agent or  financial intermediary for purchasing shares.

          |_|  Directors,  trustees,  officers or  full-time  employees of OpCap
          Advisors or its  affiliates,  their  relatives or any trust,  pension, profit  sharing or other benefit plan which  beneficially  owns shares for those persons.

          |_| Accounts for which  Oppenheimer  Capital (or its successor) is the
          investment   advisor  (the   Distributor   must  be  advised  of  this
          arrangement)  and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

          |_| A unit  investment  trust  that has  entered  into an  appropriate agreement with the Distributor.

          |_| Dealers,  brokers,  banks, or registered  investment advisers that have entered into an agreement with the  Distributor to sell shares to defined  contribution  employee retirement plans for which the dealer, broker or investment adviser provides administration services.

          Retirement  Plans and deferred  compensation  plans and trusts used to fund those plans (including,  for example,  plans qualified or created under sections 401(a),  401(k),  403(b) or 457 of the Internal Revenue
          Code),  in each  case if those  purchases  are made  through a broker,
          agent  or  other   financial   intermediary   that  has  made  special
          arrangements with the Distributor for those purchases.

          |_| A TRAC-2000  401(k) plan  (sponsored by the former Quest for Value
          Advisors)  whose Class B or Class C shares of a Former Quest for Value
          Fund  were  exchanged  for  Class A  shares  of that  Fund  due to the termination  of the Class B and Class C TRAC-2000  program on November
          24, 1995.

          |_| A qualified  Retirement Plan that had agreed with the former Quest for Value  Advisors to purchase  shares of any of the Former Quest for
          Value Funds at net asset  value,  with such shares to be held  through
          DCXchange,  a sub-transfer agency mutual fund  clearinghouse,  if that arrangement was consummated and share purchases  commenced by December
          31, 1996.

          B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
          Transactions.

          Class A shares issued or purchased in the following  transactions  are not  subject  to sales  charges  (and no  concessions  are paid by the
          Distributor on such purchases):

          |_| Shares issued in plans of reorganization,  such as mergers,  asset acquisitions and exchange offers, to which the Fund is a party.

          |_|  Shares  purchased  by the  reinvestment  of  dividends  or  other distributions  reinvested  from the Fund or  other  Oppenheimer  funds
          (other than Oppenheimer  Cash Reserves) or unit investment  trusts for which reinvestment arrangements have been made with the Distributor.

          |_| Shares purchased  through a broker-dealer  that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its  subsidiaries) on which an initial  sales charge or  contingent  deferred  sales charge was paid.
          This waiver also applies to shares  purchased by exchange of shares of
          Oppenheimer  Money Market Fund,  Inc. that were purchased and paid for in this manner.  This waiver must be requested when the purchase order is placed  for shares of the Fund,  and the  Distributor  may  require evidence of qualification for this waiver.

          |_| Shares purchased with the proceeds of maturing  principal units of any Qualified Unit Investment Liquid Trust Series.

          |_| Shares  purchased  by the  reinvestment  of loan  repayments  by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

          The Class A contingent  deferred sales charge is also waived if shares that  would  otherwise  be subject to the  contingent  deferred  sales charge are redeemed in the following cases:

          |_| To make  Automatic  Withdrawal  Plan  payments  that  are  limited annually to no more than 12% of the account value adjusted annually.

          |_|  Involuntary   redemptions  of  shares  by  operation  of  law  or
          involuntary   redemptions   of  small   accounts   (please   refer  to
          "Shareholder  Account  Rules and  Policies,"  in the  applicable  fund
          Prospectus).

          |_| For  distributions  from Retirement Plans,  deferred  compensation plans  or  other  employee  benefit  plans  for  any of the  following purposes:

          1)  Following  the death or  disability  (as  defined in the  Internal
          Revenue Code) of the participant

          or  beneficiary.   The  death  or  disability  must  occur  after  the
          participant's account was established.

              2)  To return excess contributions.

              3)  To return contributions made due to a mistake of fact.

              4)  Hardship withdrawals, as defined in the plan.7

          5) Under a  Qualified  Domestic  Relations  Order,  as  defined in the
          Internal  Revenue  Code,  or,  in the  case of an IRA,  a  divorce  or separation  agreement  described  in  Section  71(b)  of the  Internal
          Revenue Code.

          6) To meet  the  minimum  distribution  requirements  of the  Internal
          Revenue Code.

          7) To make  "substantially  equal  periodic  payments" as described in
          Section 72(t) of the Internal Revenue Code.

              8)  For loans to participants or beneficiaries.

              9)  Separation from service.8

          10)  Participant-directed  redemptions to purchase  shares of a mutual fund (other than a fund managed by the Manager or a subsidiary  of the
          Manager)  if  the  plan  has  made  special   arrangements   with  the
          Distributor.

          11) Plan termination or "in-service  distributions," if the redemption proceeds  are rolled over  directly  to an  OppenheimerFunds-sponsored
          IRA.

          |_| For  distributions  from 401(k) plans sponsored by  broker-dealers that  have  entered  into a  special  agreement  with the  Distributor allowing this waiver.

          |_| For  distributions  from retirement plans that have $10 million or more in plan  assets and that have  entered  into a special  agreement with the  Distributor.

          |_| For  distributions  from  retirement  plans  which  are  part of a
          retirement  plan  product  or  platform   offered  by  certain  banks,
          broker-dealers,  financial  advisors,  insurance  companies  or record
          keepers  which  have  entered  into  a  special   agreement  with  the
          Distributor.

          III.  Waivers  of  Class  B,  Class C and  Class N  Sales  Charges  of
          Oppenheimer Funds

          The Class B, Class C and Class N  contingent  deferred  sales  charges
          will  not  be  applied  to  shares   purchased  in  certain  types  of
          transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent  deferred  sales  charges will be waived for  redemptions  of shares in the following cases:

          |_|  Shares  redeemed  involuntarily,  as  described  in  "Shareholder
          Account Rules and Policies," in the applicable Prospectus.

          |_| Redemptions  from accounts other than  Retirement  Plans following the death or disability of the last surviving  shareholder.  The death or disability  must have occurred  after the account was  established, and for disability  you must provide  evidence of a  determination  of disability by the Social Security Administration.

          |_| The  contingent  deferred  sales  charges are generally not waived following  the death or disability of a grantor or trustee for a trust account.  The contingent deferred sales charges will only be waived in the  limited  case of the death of the  trustee of a grantor  trust or revocable  living  trust  for  which  the  trustee  is also  the  sole beneficiary.  The death or  disability  must have  occurred  after the account was established,  and for disability you must provide evidence
          of  a   determination   of   disability   by   the   Social   Security
          Administration.

          |_| Distributions  from accounts for which the broker-dealer of record has entered into a special  agreement  with the  Distributor  allowing this waiver.

          |_|  Redemptions  of Class B shares  held by  Retirement  Plans  whose records are maintained on a daily  valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

          |_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial  institutions  that have entered into a special arrangement with the Distributor for this purpose.

          |_|  Redemptions  requested in writing by a Retirement Plan sponsor of
          Class C shares of an  Oppenheimer  fund in amounts of $500,000 or more and made  more  than 12  months  after  the  Retirement  Plan's  first purchase of Class C shares, if the redemption proceeds are invested in
          Class N shares of one or more Oppenheimer  funds.

          |_|  Distributions9  from Retirement  Plans or other employee  benefit plans for any of the  following  purposes:

          1)  Following  the death or  disability  (as  defined in the  Internal
          Revenue  Code)  of  the  participant  or  beneficiary.  The  death  or disability must occur after the participant's  account was established in an Oppenheimer  fund.

          2) To return excess contributions made to a participant's  account.

          3) To return  contributions  made due to a mistake of fact.

          4) To make hardship withdrawals,  as defined in the plan.10

          5) To make distributions required under a Qualified Domestic Relations
          Order or, in the case of an IRA,  a divorce  or  separation  agreement described in Section  71(b) of the Internal  Revenue  Code.

          6) To meet  the  minimum  distribution  requirements  of the  Internal
          Revenue Code.

          7) To make  "substantially  equal  periodic  payments" as described in
          Section  72(t)  of  the  Internal   Revenue  Code.

          8) For loans to participants or  beneficiaries.11

          9) On account of the  participant's  separation  from  service.12

          10)  Participant-directed  redemptions to purchase  shares of a mutual fund (other than a fund managed by the Manager or a subsidiary  of the
          Manager)  offered as an investment  option in a Retirement Plan if the
          plan  has  made  special   arrangements  with  the  Distributor.

          11)   Distributions   made  on  account  of  a  plan   termination  or
          "in-service" distributions, if the redemption proceeds are rolled over directly to an  OppenheimerFunds-sponsored  IRA.

          12) For distributions from a participant's  account under an Automatic
          Withdrawal Plan after the  participant  reaches age 59 1/2, as long as the aggregate  value of the  distributions  does not exceed 10% of the account's value, adjusted annually.

          13)  Redemptions of Class B shares under an Automatic  Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the  redeemed  shares  does not  exceed  10% of the  account's  value, adjusted  annually.

          14) For  distributions  from 401(k) plans sponsored by  broker-dealers that have  entered  into a special  arrangement  with the  Distributor allowing this waiver.

          Redemptions  of Class B shares  or Class C shares  under an  Automatic
          Withdrawal  Plan from an account  other than a Retirement  Plan if the aggregate  value of the  redeemed  shares  does not  exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

          The  contingent  deferred  sales  charge is also waived on Class B and
          Class C shares sold or issued in the following cases:

|_|      Shares sold to the Manager or its affiliates.

          |_| Shares  sold to  registered  management  investment  companies  or separate accounts of insurance  companies having an agreement with the
          Manager or the Distributor for that purpose.

|_|      Shares issued in plans of reorganization to which the Fund is a party.

          |_| Shares sold to present or former officers,  directors, trustees or employees (and their "immediate  families" as defined above in Section
          I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

          IV.  Special Sales Charge  Arrangements  for  Shareholders  of Certain
          Oppenheimer  Funds Who Were  Shareholders  of  Former  Quest for Value
          Funds

          The initial and contingent deferred sales charge rates and waivers for
          Class A, Class B and Class C shares  described  in the  Prospectus  or
          Statement  of  Additional  Information  of the  Oppenheimer  funds are modified as described below for certain persons who were  shareholders of the former Quest for Value Funds.  To be  eligible,  those  persons
          must   have   been   shareholders   on   November   24,   1995,   when
          OppenheimerFunds,  Inc. became the investment  advisor to those former
          Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc.
Oppenheimer Small Cap Value Fund
Oppenheimer Quest Balanced Value Fund
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund

          These  arrangements  also apply to shareholders of the following funds when they merged  (were  reorganized)  into  various  Oppenheimer  funds on
     November 24, 1995:

Quest for Value U.S. Government Income Fund
Quest for Value New York Tax-Exempt Fund
Quest for Value Investment Quality Income Fund
Quest for Value National Tax-Exempt Fund
Quest for Value Global Income Fund
Quest for Value California Tax-Exempt Fund

          All of the funds listed above are referred to in this  Appendix as the
     "Former  Quest for Value  Funds."  The  waivers of initial  and  contingent deferred  sales charges  described in this  Appendix  apply to shares of an
     Oppenheimer fund that are either:

          |_| acquired by such shareholder  pursuant to an exchange of shares of an Oppenheimer  fund that was one of the Former Quest for Value Funds,
          or

          |_|  purchased  by such  shareholder  by exchange of shares of another
          Oppenheimer  fund that were acquired  pursuant to the merger of any of the Former Quest for Value Funds into that other  Oppenheimer  fund on
          November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

          |X| Reduced  Class A Initial  Sales  Charge  Rates for Certain  Former
          Quest for Value Funds Shareholders.

          Purchases by Groups and  Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of  "Associations"  formed for any purpose  other than the purchase of securities. The rates in the table apply if that Association purchased shares  of any of the  Former  Quest  for Value  Funds or  received  a proposal  to  purchase  such  shares  from OCC  Distributors  prior to
          November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number  of  Eligible  Employees  Initial  Sales  Charge as a  Initial  Sales  Charge as a % of  Concession  as  % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                       2.50%                        2.56%                             2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than  2.00%                        2.04%                             1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

     -------------------------------------------------------------------------------------------------------------------
     For  purchases  by  Associations  having 50 or more  eligible  employees or members,  there is no initial  sales charge on purchases of Class A shares, but those  shares are  subject  to the Class A  contingent  deferred  sales charge described in the applicable fund's Prospectus.

          Purchases made under this arrangement  qualify for the lower of either the sales  charge  rate in the table  based on the  number of members of an
     Association,  or the  sales  charge  rate that  applies  under the Right of
     Accumulation described in the applicable fund's Prospectus and Statement of
     Additional Information.  Individuals who qualify under this arrangement for reduced  sales  charge rates as members of  Associations  also may purchase shares for their  individual  or custodial  accounts at these reduced sales charge rates, upon request to the Distributor.

          |X| Waiver of Class A Sales Charges for Certain Shareholders.  Class A
     shares purchased by the following  investors are not subject to any Class A initial or contingent deferred sales charges:

          o  Shareholders  who were  shareholders  of the AMA Family of Funds on
     February  28, 1991 and who  acquired  shares of any of the Former Quest for
     Value Funds by merger of a portfolio of the AMA Family of Funds.

          o Shareholders  who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

               |X| Waiver of Class A Contingent Deferred Sales Charge in Certain
          Transactions.  The Class A contingent  deferred  sales charge will not apply to  redemptions  of Class A shares  purchased  by the  following investors who were shareholders of any Former Quest for Value Fund:

               Investors who  purchased  Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a  shareholder  with whom that  dealer has a  fiduciary  relationship, under  the  Employee  Retirement  Income  Security  Act  of  1974  and
          regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

          |X|  Waivers for  Redemptions  of Shares  Purchased  Prior to March 6,
          1995. In the following  cases,  the  contingent  deferred sales charge will be waived for  redemptions  of Class A, Class B or Class C shares of an  Oppenheimer  fund.  The shares  must have been  acquired by the merger of a Former  Quest for Value Fund into the fund or by  exchange from an  Oppenheimer  fund that was a Former  Quest for Value  Fund or into which such fund  merged.  Those  shares must have been  purchased prior to March 6, 1995 in connection with:

          |_| withdrawals under an automatic withdrawal plan holding only either
          Class B or Class C shares if the annual withdrawal does not exceed 10%
          of the initial value of the account value, adjusted annually, and

          |_| liquidation of a shareholder's  account if the aggregate net asset value of shares held in the account is less than the required  minimum value of such accounts.

          |X| Waivers for  Redemptions of Shares  Purchased on or After March 6,
          1995 but Prior to November  24,  1995.  In the  following  cases,  the contingent  deferred  sales charge will be waived for  redemptions  of
          Class A, Class B or Class C shares of an Oppenheimer  fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the  fund or by  exchange  from an  Oppenheimer  fund  that was a
          Former  Quest For Value Fund or into which such Former Quest for Value
          Fund merged.  Those shares must have been  purchased on or after March
          6, 1995, but prior to November 24, 1995:

          |_|   redemptions   following   the   death  or   disability   of  the
          shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

          |_| withdrawals under an automatic withdrawal plan (but only for Class
          B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

          |_| liquidation of a shareholder's  account if the aggregate net asset value of shares held in the account is less than the required  minimum account value.

               A  shareholder's  account will be credited with the amount of any contingent  deferred  sales charge paid on the redemption of any Class
          A, Class B or Class C shares of the Oppenheimer fund described in this section if the  proceeds  are  invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

          V.  Special  Sales Charge  Arrangements  for  Shareholders  of Certain
          Oppenheimer  Funds  Who  Were   Shareholders  of  Connecticut   Mutual
          Investment Accounts, Inc.

          The initial and contingent  deferred sale charge rates and waivers for
          Class A and Class B shares described in the respective  Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
          are modified as described below for those Fund  shareholders  who were shareholders  of the  following  funds  (referred  to as  the  "Former
          Connecticut  Mutual Funds") on March 1, 1996,  when  OppenheimerFunds,
          Inc. became the investment  adviser to the Former  Connecticut  Mutual
          Funds:  Connecticut  Mutual Liquid  Account  Connecticut  Mutual Total
          Return Account  Connecticut Mutual Government  Securities Account CMIA
          LifeSpan  Capital   Appreciation  Account  Connecticut  Mutual  Income
          Account CMIA  LifeSpan  Balanced  Account  Connecticut  Mutual  Growth
          Account CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

          |X| Class A Contingent Deferred Sales Charge.  Certain shareholders of a Fund and the other Former  Connecticut  Mutual Funds are entitled to continue to make  additional  purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class
          A contingent  deferred  sales charge that was in effect prior to March
          18, 1996 (the "prior Class A CDSC").  Under the prior Class A CDSC, if any of those  shares are redeemed  within one year of  purchase,  they will be assessed a 1%  contingent  deferred  sales charge on an amount equal to the current  market value or the original  purchase  price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:

          1)  persons  whose  purchases  of Class A shares  of a Fund and  other
          Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct  purchases or  purchases  pursuant to the Fund's policies on Combined  Purchases or Rights of  Accumulation,  who still hold  those  shares in that Fund or other  Former  Connecticut  Mutual
          Funds, and

          2) persons  whose  intended  purchases  under a Statement of Intention entered  into  prior to  March  18,  1996,  with  the  former  general distributor of the Former  Connecticut Mutual Funds to purchase shares valued at  $500,000  or more over a  13-month  period  entitled  those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

               Any of  the  Class  A  shares  of a Fund  and  the  other  Former
          Connecticut  Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional  shares are  purchased by those  shareholders  at net asset value pursuant to this  arrangement  they will be subject to the prior
          Class A CDSC.

          |X| Class A Sales Charge Waivers.  Additional Class A shares of a Fund may be purchased  without a sales  charge,  by a person who was in one
          (or more) of the categories below and acquired Class A shares prior to
          March 18, 1996, and still holds Class A shares:

          1) any purchaser,  provided the total initial  amount  invested in the
          Fund or any one or more of the Former Connecticut Mutual Funds totaled
          $500,000 or more, including  investments made pursuant to the Combined
          Purchases,  Statement of Intention and Rights of Accumulation features available at the time of the initial  purchase and such  investment is still held in one or more of the Former  Connecticut Mutual Funds or a
          Fund into which such Fund merged;

          2) any  participant  in a  qualified  plan,  provided  that the  total initial amount  invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

          3) Directors of the Fund or any one or more of the Former  Connecticut
          Mutual Funds and members of their immediate families;

          4) employee  benefit plans sponsored by Connecticut  Mutual  Financial
          Services,  L.L.C.  ("CMFS"),  the  prior  distributor  of  the  Former
          Connecticut Mutual Funds, and its affiliated companies;

          5) one or more  members  of a group of at  least  1,000  persons  (and persons  who  are  retirees  from  such  group)  engaged  in a  common business,  profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

          6) an institution  acting as a fiduciary on behalf of an individual or individuals,  if such  institution  was  directly  compensated  by the individual(s)  for recommending the purchase of the shares of the Fund or any one or more of the Former  Connecticut  Mutual Funds,  provided the institution had an agreement with CMFS.

               Purchases  of Class A shares  made  pursuant to (1) and (2) above may be subject to the Class A CDSC of the  Former  Connecticut  Mutual
          Funds described above.

               Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable  annuity  contract  issued in
          New York State by Connecticut  Mutual Life Insurance  Company  through the Panorama Separate Account which is beyond the applicable surrender charge  period and which was used to fund a  qualified  plan,  if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

          In addition to the  waivers  set forth in the  Prospectus  and in this
          Appendix,  above, the contingent  deferred sales charge will be waived for  redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into  Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class
          B shares of the Fund to be redeemed  or  exchanged  were (i)  acquired prior to March 18,  1996 or (ii) were  acquired  by  exchange  from an
          Oppenheimer   fund  that  was  a  Former   Connecticut   Mutual  Fund.
          Additionally,  the shares of such Former  Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

     1)  by the estate of a deceased shareholder;

          2) upon  the  disability  of a  shareholder,  as  defined  in  Section
          72(m)(7) of the Internal Revenue Code;

          3)  for  retirement   distributions  (or  loans)  to  participants  or
          beneficiaries from retirement plans qualified under Sections 401(a) or
          403(b)(7)of  the  Code,  or from  IRAs,  deferred  compensation  plans created  under  Section  457 of the Code,  or other  employee  benefit plans;

          4) as tax-free  returns of excess  contributions to such retirement or employee benefit plans;

          5) in whole or in part, in  connection  with shares sold to any state, county, or city, or any  instrumentality,  department,  authority,  or agency thereof,  that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

          6) in  connection  with the  redemption of shares of the Fund due to a combination  with  another  investment  company by virtue of a merger, acquisition or similar reorganization transaction;

          7) in  connection  with the Fund's  right to  involuntarily  redeem or liquidate the Fund;

          8) in  connection  with  automatic  redemptions  of Class A shares and
          Class B shares in certain  retirement  plan  accounts  pursuant  to an
          Automatic  Withdrawal  Plan  but  limited  to no more  than 12% of the original value annually; or

          9) as involuntary  redemptions of shares by operation of law, or under procedures set forth in the Fund's  Articles of  Incorporation,  or as adopted by the Board of Directors of the Fund.

          VI. Special  Reduced Sales Charge for Former  Shareholders  of Advance
          America Funds, Inc.

          Shareholders  of  Oppenheimer  Municipal Bond Fund,  Oppenheimer  U.S.
          Government  Trust,  Oppenheimer  Strategic Income Fund and Oppenheimer
          Capital  Income Fund who  acquired  (and still  hold)  shares of those funds as a result of the  reorganization  of series of Advance America
          Funds,  Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance  America  Funds,  Inc. on March 30,  1990,  may
          purchase Class A shares of those four  Oppenheimer  funds at a maximum sales charge rate of 4.50%.

          VII.   Sales  Charge  Waivers  on  Purchases  of  Class  M  Shares  of
          Oppenheimer Convertible Securities Fund

          Oppenheimer  Convertible Securities Fund (referred to as the "Fund" in this  section) may sell Class M shares at net asset value  without any initial  sales  charge to the classes of  investors  listed below who, prior to March 11,  1996,  owned  shares of the  Fund's  then-existing
          Class A and were permitted to purchase those shares at net asset value without sales charge:

|_|      the Manager and its affiliates,

          |_| present or former officers, directors, trustees and employees (and their  "immediate  families"  as defined in the  Fund's  Statement  of
          Additional  Information)  of the Fund, the Manager and its affiliates, and  retirement  plans  established  by them or the  prior  investment advisor of the Fund for their  employees,

          |_| registered management investment companies or separate accounts of insurance  companies  that  had an  agreement  with the  Fund's  prior investment  advisor or  distributor  for that purpose,

          |_|  dealers  or  brokers  that  have  a  sales   agreement  with  the
          Distributor,  if they  purchase  shares for their own  accounts or for retirement  plans for their  employees,

          |_| employees and  registered  representatives  (and their spouses) of dealers or brokers  described  in the  preceding  section or financial institutions  that have  entered  into sales  arrangements  with those
          dealers  or  brokers  (and  whose   identity  is  made  known  to  the
          Distributor)  or with  the  Distributor,  but  only  if the  purchaser certifies  to the  Distributor  at  the  time  of  purchase  that  the purchaser  meets  these  qualifications,

          |_| dealers,  brokers,  or  registered  investment  advisors  that had
          entered  into  an  agreement   with  the   Distributor  or  the  prior
          distributor of the Fund specifically  providing for the use of Class M shares of the Fund in specific  investment  products made available to their  clients,  and

          |_|  dealers,  brokers  or  registered  investment  advisors  that had entered into an agreement with the Distributor or prior distributor of the  Fund's  shares to sell  shares to defined  contribution  employee retirement plans for which the dealer,  broker, or investment  advisor provides administrative services.

--------

          1 In  accordance  with Rule 12b-1 of the  Investment  Company Act, the
          term   "Independent   Trustees"  in  this   Statement  of   Additional
          Information refers to those Trustees who are not "interested  persons"
          of the  Fund  and who do not have any  direct  or  indirect  financial interest in the  operation of the  distribution  plan or any agreement under the plan.

          2  Certain  waivers  also  apply  to  Class M  shares  of  Oppenheimer
          Convertible Securities Fund.

          3  In  the  case  of   Oppenheimer   Senior   Floating  Rate  Fund,  a
          continuously-offered   closed-end   fund,   references  to  contingent
          deferred  sales charges mean the Fund's Early  Withdrawal  Charges and references to "redemptions" mean "repurchases" of shares.

          4 An "employee benefit plan" means any plan or arrangement, whether or not it is  "qualified"  under the Internal  Revenue Code,  under which
          Class N shares  of an  Oppenheimer  fund or funds are  purchased  by a fiduciary or other  administrator  for the account of participants who are employees of a single employer or of affiliated  employers.  These may include, for example, medical savings accounts,  payroll deduction plans or similar  plans.  The fund  accounts must be registered in the name of the fiduciary or  administrator  purchasing the shares for the benefit of participants in the plan.

          5  The  term  "Group   Retirement   Plan"  means  any   qualified   or
          non-qualified  retirement  plan for employees of a corporation or sole proprietorship,  members and employees of a partnership or association or other  organized group of persons (the members of which may include other  groups),  if the group has made special  arrangements  with the
          Distributor and all members of the group  participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds  through  a single  investment  dealer,  broker or other financial institution  designated by the group. Such plans include 457 plans,  SEP-IRAs,  SARSEPs,  SIMPLE  plans and 403(b) plans other than plans for public school  employees.  The term "Group  Retirement Plan"
          also includes  qualified  retirement plans and non-qualified  deferred compensation  plans and IRAs that  purchase  shares of an  Oppenheimer fund or funds  through  a single  investment  dealer,  broker or other financial  institution  that has made  special  arrangements  with the
          Distributor.

          6 However,  that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a  Retirement  Plan that  pays for the  purchase  with the  redemption proceeds  of Class C shares of one or more  Oppenheimer  funds held by the Plan for more than one year.

          7 This provision does not apply to IRAs.

          8 This  provision does not apply to 403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.

          9 The distribution  must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the
          Plan.

          10 This provision does not apply to IRAs.

          11 This  provision  does not apply to loans from  403(b)(7)  custodial
          plans  and  loans   from  the   OppenheimerFunds-sponsored   Single  K
          retirement plan.

          12 This provision does not apply to 403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Emerging Technologies Fund

Internet Website
         www.oppenheimerfunds.com
         ------------------------

Investment Advisor

         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street-11th Floor
         New York, New York 10281-1008

Distributor

         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street-11th Floor
         New York, New York 10281-1008

Transfer Agent

         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.CALL OPP(225.5677)

Custodian Bank

         Citibank, N.A.
         111 Wall Street
         New York, New York 10005

Independent Auditors
         KPMG LLP

         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel

         Mayer, Brown, Rowe & Maw LLP
         1675 Broadway
         New York, New York 10019

(OppenheimerFunds logo)

PX765.001.1203